UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-08200

            BRIDGEWAY FUNDS, INC.

(Exact name of registrant as specified in charter)

5615 Kirby Drive, Suite 518
Houston, Texas	77005-2448

(Address of principal executive offices)	(Zip code)

Michael D. Mulcahy, President

Bridgeway Funds, Inc.

5615 Kirby Drive, Suite 518

Houston, Texas 77005-2448

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (713) 661-3500

Date of fiscal year end: June 30

Date of reporting period: July 1, 2008 and December 31, 2008

Item 1. Reports to Stockholders.

A no-load mutual fund family of domestic funds

Semi-Annual Report December 31, 2008 (Unaudited)

AGGRESSIVE INVESTORS 1	BRAGX
(Closed to New Investors)

AGGRESSIVE INVESTORS 2	BRAIX

ULTRA-SMALL COMPANY	BRUSX
(Open to Existing Investors—Direct Only)

ULTRA-SMALL COMPANY MARKET	BRSIX

MICRO-CAP LIMITED	BRMCX

SMALL-CAP GROWTH	BRSGX

SMALL-CAP VALUE	BRSVX

LARGE-CAP GROWTH	BRLGX

LARGE-CAP VALUE	BRLVX

BLUE CHIP 35 INDEX	BRLIX

BALANCED	BRBPX

www.bridgeway.com

Bridgeway Funds Standardized Returns as of December 31, 2008*

		Annualized
Fund	Dec. Qtr. 10/1/08 to 12/31/08	1 Year	5 Years	10 Years	Inception to Date	Inception Date	Gross Expense Ratio
Aggressive Investors 1	-32.80%	-56.16%	-5.30%	7.90%	12.59%	8/5/1994	1.78%
Aggressive Investors 2	-32.58%	-55.07%	-2.90%	NA	0.65%	10/31/2001	1.17%
Ultra-Small Company	-27.19%	-46.24%	-4.19%	12.05%	13.99%	8/5/1994	1.07%
Ultra-Small Co Market	-27.93%	-39.49%	-4.42%	9.44%	8.01%	7/31/97	0.66%
Micro-Cap Limited	-26.74%	-41.74%	-6.22%	7.62%	8.00%	6/30/1998	0.75%
Small-Cap Growth	-25.43%	-43.48%	-3.44%	NA	-2.83%	10/31/2003	0.87%
Small-Cap Value	-28.58%	-45.57%	-1.74%	NA	-1.18%	10/31/2003	0.83%
Large-Cap Growth	-26.49%	-45.42%	-4.46%	NA	-3.70%	10/31/2003	0.71%
Large-Cap Value	-18.26%	-36.83%	0.11%	NA	1.50%	10/31/2003	0.80%
Blue Chip 35 Index	-19.01%	-33.30%	-3.06%	-0.94%	2.09%	7/31/97	0.22%	[1]
Balanced	-9.19%	-19.38%	1.07%	NA	2.13%	6/30/2001	0.88%

1 Some of the Fund’s fees were waived or expenses reimbursed otherwise returns would have been lower. The Adviser has contractually agreed to waive fees and/or reimburse expenses such that the total operating expenses of the Fund do not exceed 0.15%. Any material change to this Fund policy would require a vote by shareholders.

Bridgeway Funds Returns for Calendar Years 1995 through 2008*

	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008
Aggressive Investors 1	27.10%	32.20%	18.27%	19.28%	120.62%	13.58%	-11.20%	-18.01%	53.97%	12.21%	14.93%	7.11%	25.80%	-56.16%
Aggressive Investors 2								-19.02%	44.01%	16.23%	18.59%	5.43%	32.19%	-55.07%
Ultra-Small Company	39.84%	29.74%	37.99%	-13.11%	40.41%	4.75%	34.00%	3.98%	88.57%	23.33%	2.99%	21.55%	-2.77%	-46.24%
Ultra-Small Co Market				-1.81%	31.49%	0.67%	23.98%	4.90%	79.43%	20.12%	4.08%	11.48%	-5.40%	-39.49%
Micro-Cap Limited					49.55%	6.02%	30.20%	-16.61%	66.97%	9.46%	22.55%	-2.34%	-4.97%	-41.74%
Small-Cap Growth										11.59%	18.24%	5.31%	6.87%	-43.48%
Small-Cap Value										17.33%	18.92%	12.77%	6.93%	-45.57%
Large-Cap Growth										6.77%	9.33%	4.99%	19.01%	-45.42%
Large-Cap Value										15.15%	11.62%	18.52%	4.49%	-36.83%
Blue Chip 35 Index				39.11%	30.34%	-15.12%	-9.06%	-18.02%	28.87%	4.79%	0.05%	15.42%	6.07%	-33.30%
Balanced								-3.51%	17.82%	7.61%	6.96%	6.65%	6.58%	-19.38%

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit our website at www.bridgeway.com or call 1-800-661-3550. Total return figures include the reimbursement of dividends and capital gains.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website www.bridgeway.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only. Foreside Fund Services, LLC, Distributor.

The views expressed here are exclusively those of Fund management. These views including those relating to the market, sectors or individual stocks are not meant as investment advice and should be not considered predictive in nature.

* Numbers with green highlight indicate periods when the Fund outperformed its primary benchmark.

i	www.bridgeway.com

LETTER FROM THE INVESTMENT MANAGEMENT TEAM

December 31, 2008

Dear Fellow Shareholders,

In the midst of the worst quarterly stock market decline since 1987, as well as what has now become the worst overall bear market since the 1930’s, each of our Funds also set new “worst quarter” performance records. On a relative basis, six of eleven funds provided some cushion against the decline of their primary market benchmarks. Our full-year performance was worse, with only four of eleven Funds outperforming their primary market benchmarks. With the exception of one fund (Ultra-Small Company Fund) in 1998, 2008 is the only year in Bridgeway’s 15+ year history that we have underperformed a primary market benchmark in a down year. 2008 was thus a very poor overall record of relative performance by Bridgeway standards. Disappointed is not a strong enough word. Our most aggressive Funds, Aggressive Investors 1 and 2 Funds, lagged their benchmarks the most in the quarter. At the other end of the spectrum, Large-Cap Value, Small-Cap Growth, Blue Chip 35 Index, Ultra-Small Company and Micro-Cap Limited Funds provided some cushion against the fall of their market and peer benchmarks, while Balanced Fund beat its peer benchmark.

An overview of market factors that negatively impacted our returns is described in the “Market Review” section on page 3. Beyond the overall steep market decline, these factors contributed to our poorer-than-benchmark returns:

•

A number of Funds were positioned toward the growth stock spectrum, i.e. companies that have experienced faster rates of growth. Across all size stocks, growth-stocks performed more poorly in the quarter (and year), despite what we measured as strong relative valuations in this market segment. For example, the style box “home” of Aggressive Investors, mid-cap growth stocks (down 43.9%), significantly underperformed small-cap value stocks (down “only” 32.4%) according to data from Morningstar.

•

Unlike the bear market of 2000-2002, some of the hardest hit stocks had solid balance sheets, strong earnings, and historically favorable valuations. Simiarly, one of our normally diversifying models picked up some “deep-value” stocks, including a financial stock, which were hit late in the downturn.

•

A number of our models had identified strong picks among chemical and energy stocks. While these stocks significantly helped our strong performance of the June quarter, the models didn’t know that commodity prices, and thus the revenues of these companies, would be falling precipitously, as crude oil prices declined from a peak of $146/barrel in July to a December low of less than $31/barrel.

•

One of Bridgeway’s risk management “safety nets” is intended to guard against too high an overconcentration in one sector or industry. While this part of our risk process did “kick in,” reducing the amount of chemical and energy stock we would have held otherwise, it didn’t recommend trimming stocks at a rate that would have been as helpful as it did for technology stocks in 1999/2000. More details appear on pages 6 to 7.

We had such a strong response from our October paper, “How to Survive and Succeed Through a Bear Market,” that we updated it with more current numbers and put it on our website. One of our major conclusions is to focus on “time to return to the previous peak.” You can get our “take” on when the market might recover on pages 3 to 4.

Discussing 2008 and our Funds’ performance feels quite a bit like “Monday morning quarterbacking.” We dissect the results of our worst performers on pages 5 to 6 in a section by the same name. We’re glad to be leaving 2008 behind. And looking forward to climbing back up the performance ladder—though we can’t guarantee and don’t want to guess exactly how long that will take. We do provide two data points of how our Funds have performed during some short-term “bounce back” periods on pages 7 to 8.

After a year like 2008, it’s fair to question the appropriateness of quantitative investing. Our position is presented on page 7. Finally, each calendar year we have a friendly competition against Morningstar’s “Fund picks.” After a pretty good year for Bridgeway in 2007, 2008 goes to Morningstar. The “score” was Bridgeway 3, Morningstar 8.

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

As always, we appreciate your feedback. We take your comments very seriously and regularly discuss them internally to help in managing our Funds and this company. Please keep your ideas coming—both favorable and critical. They provide us with a vital tool helping us serve you better.

Sincerely,

John Montgomery	Richard P. Cancelmo

Elena Khoziaeva	Michael Whipple
Rasool Shaik

Your Investment Team

2	Semi-Annual Report | December 31, 2008 (Unaudited)

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Market Review

The Short Version:  Any way you slice it or dice it, it was a very very ugly year.

The depth of the 2008 bear market trumps every other year since 1931. The sub-prime lending fiasco early in the year spread to the broader credit market, hurting companies dependent on debt for their operating cycle (e.g. funding purchases for inventory) and fixed asset needs (e.g. major equipment). As some people lost their jobs (unemployment rose from under 5% at the beginning of the year to over 7% by the end of the year) and as housing values declined and foreclosures climbed, consumer and corporations alike “pulled in their reins” in the uncertain environment. By the end of the September quarter, declining forecasts and plummeting stock prices had affected the vast majority of businesses. These in turn also fed a “fear mentality,” reinforcing the recession’s progress. Official numbers became available that a recession began in December 2007. Most of this negative news accelerated in the December 2008 quarter, even as the Federal Reserve and Congress struggled to stabilize the economy with rock bottom Federal Funds rates and bailout packages. Assuming it lasts until May 2009, which we think is quite possible, this will become the longest recession since the 1930’s.

How did all of these factors affect the stocks of various industries and sectors? No sector of the economy was left unscathed. Among the components of the S&P 500 Index, financial companies (banks, insurance companies, and real estate companies) led the decline at 55%. Typically, non-cylical companies (food and healthcare) and utilities are the ones that hold up best in a recession since people continue to eat and to heat and cool their homes. However, even these stock prices were hard hit as non-cyclicals declined 20% for the year and utilities declined 29%.

Looking at the market from a “style box” perspective below, no corner of the market, large or small, value or growth, held up either. Nevertheless, there were some dramatic differences between corners of the style box. Mid-cap growth stocks really took it on the chin in both the quarter and the year, especially negatively impacting our Aggressive Investors Funds. The “style box” stock market data below is from Morningstar:

Dec 2008 Quarter	Calendar 2008

How Long Will This Bear Market Last?

The Short Version:  (Very) generally speaking, the deeper the recession, the farther the market decline and the longer it takes to recover to a previous stock market peak. The stock market has already declined farther than any time since the 1930’s, and we think it’s likely that unemployment could reach double digits. However, we don’t expect a depression (e.g., 25% unemployment at the peak in the 1930’s). Based on modern history, a normal length of time to recover from these levels would be from a few months to four or five years. Since it’s impossible to know and can be very risky to try to time the market, our own strategy is to “sit tight” (remain invested) with money one doesn’t plan to actually spend in the next few years.

Since our September quarter letter, the broader market averages have broken through to new lows, setting new records. As measured by the percentage decline of the S&P 500 Index from the peak on October 9, 2007, to the low on November 20, 2008, this is now the worst bear market since the Great Depression. The total market capitalization (the value of all shares of all companies’ stock) declined by just more than half between the all time high and the recent low of the current bear market. As mentioned in the cover letter, last October on our website, we presented an analysis of bear markets and actions you can take (and not take) seeking to “survive and succeed” through a bear market. We have now updated that analysis, which is available online at: www.bridgeway.com/assets/pdf/Surviving a Bear Market 2009.02.pdf.

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

One question frequently asked by shareholders is, “How long will this bear market last?” Bridgeway is not a proponent of macroeconomic analysis to provide insights to stock market movements. However, our investment management team does believe that history can provide good insights into risks. Along these lines, we believe the updated data in the table below gives some relevant insights, which were outlined in the bear market piece referenced above. The conclusion we’d like to highlight is that while most people focus on the magnitude of decline, we think a better place to focus—assuming that it really is long-term money you are investing in the stock market—is length of time to recovery. Thus, the relevance of the question, “How long will this bear market last?”

The data below which includes the Great Depression (first line), shows some correlation between the magnitude of a recession, the magnitude of a stock market decline, and the time it takes for the stock market to recover. One way to look at this is that the stock market, as a leading indicator, is currently “signaling” that this recession will be one of the deeper and longer ones since the 1930’s. We feel it is more likely that the unemployment rate will continue to climb in early 2009. The big questions are, “Has the recent market decline already incorporated the severity of this recession?” and “How long will the recovery take?” If you believe as we do, that the eventual peak of unemployment is on the order of magnitude of 10%, rather than the 25% of the Great Depression, it is reasonable to believe that the time to recovery will look more like recent history, rather than the longer timeframe of the Great Depression. If this is true, a “longer” time to recovery might be four or five more years. But keep in mind that it can also be very quick. In the bear market of 1980-1982, the unemployment rate hit the worst level since the Great Depression, over 10%. However the time to recovery from the trough was a remarkably fast 2 months. Our conclusion is three-fold: a) a reasonable timeframe to recovery is probably two months to four or five years, b) this likely range is quite variable (we translate: impossible to predict with accuracy), and c) it is thus a very bad idea to try to time it. From this we conclude again our philosophy that we have held since Bridgeway’s founding: don’t time the market and don’t put money in the market that you might need in the near term.

One other note to highlight from the table: with reference to the last line, based on recent market activity, we are not sure if we have reached the low for the current bear market.

Analysis of Bear Markets Since the Great Depression
Date of Peak	Date of Low	Date Back to Previous Peak	Magnitude of Decline	Peak Unemployment Rate	# of Months From Peak to Low	# of Months From Low to Prev. Peak
Sep 16, 1929	Jun 1, 1932	Jan 3, 1945	-84.7%	24.9%	33	151	*
May 31, 1946	Oct 9, 1946	Oct 11, 1949	-25.5%	7.9%	5	36
Dec 12, 1961	Jun 26, 1962	Apr 24, 1963	-26.9%	6.0%	6	10
Feb 9, 1966	Oct 7, 1966	Mar 23, 1967	-20.4%	3.9%	8	5
Nov 29, 1968	May 26, 1970	Mar 15, 1971	-33.1%	6.1%	18	10
Jan 11, 1973	Oct 4, 1974	July 9, 1976	-44.8%	9.0%	21	21
Nov 28, 1980	Aug 12, 1982	Oct 7, 1982	-20.2%	10.4%	21	2
Aug 25, 1987	Oct 19, 1987	May 17, 1989	-32.9%	6.0%	2	19
Sep 1, 2000	Oct 9, 2002	Oct 23, 2006	-47.5%	6.3%	25	48
Oct 9, 2007	Nov 20, 2008	NA	-50.7%	7.2%	13
Avg. excluding Great Depression & current			-31.4%	7.0%	13	19

Information for the current bear market is through December 31, 2008

*	While the S&P Composite Index took twelve and a half years to return to the previous peak in the Great Depression, some market benchmarks touched the level of the previous high in seven years, before dipping down again.

Underperforming in a Down Market Year—A major dent in Bridgeway’s armor

The Short Version:  With the exception of one Fund in one year, Bridgeway has never underperformed a primary market benchmark in a down year. Unfortunately, 2008 shattered that record.

Before 2008, Bridgeway had 15 (overlapping) data points about how the active funds we manage performed against market benchmarks in the same style. The down years were 1998 (ultra-small stocks only), 2000 (all stock categories), 2001 (large stocks), 2002 (all stock categories), and 2007 (ultra-small, micro-cap, small-cap value, and large-cap value stocks). In 14 of the 15 cases, we outperformed in these down market years. The only other periods of underperformance were in up market

4	Semi-Annual Report | December 31, 2008 (Unaudited)

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

years. This was not surprising to us, since our stock picking model design, investment process, and risk process are all designed with an objective of not “adding to the pain” by underperforming in a down market. That record was reasonably shattered in 2008—the worst stock market calendar year since 1931—as seven of nine actively managed Bridgeway Funds underperformed their market benchmarks and only five of all eleven Bridgeway Funds outperformed their peer benchmarks. The following several sections attempt to answer the questions “How were our Funds positioned with respect to the bear market?” and “What contributed to the dismal performance? ”and “Do we think quantitative investing will work again in the future?”

Monday Morning Quarterbacking for 2008

The Short Version:  At the beginning of 2008, if you knew this was going to be a bad year led by the financial sector, knew we were positioned light on financial stocks and light on companies with debt, you might think that at least this would be a good year on a relative basis. Not so for a majority of our Funds.

In a calendar year in which only four of our eleven funds beat their market benchmarks and five beat their peer benchmarks, it’s appropriate to look back and reflect, to understand the reasons for lagging returns where they occurred. Each Fund section below will address this by individual Fund, but since some of the reasons are common across a number of Funds, we’d like to address these in summary fashion, concentrating on our actively managed Funds, and specifically our highest octane Funds (Aggressive Investors 1 and 2)—which performed the most poorly.

If all we knew at the beginning of the calendar year was that a) we were entering a recession and the worst bear market of the last 75 years, b) Bridgeway has outperformed our market benchmarks in down years the vast majority of the time, c) this bear market would be led by a financial crisis and financial stocks would fall the farthest of any sector, d) our models were significantly underweighted in financial stocks, e) the stocks we did own had, in aggregate, less debt versus their peers, and were thus more conservatively positioned with respect to the negative effects of financial leverage in a recession, and f) we were significantly overweighted in the stocks that historically have correlated least well with the overall market (i.e., in stocks that provided the most diversification historically), we would conclude that chances were strong that it would be a rough year on an absolute basis, but that we would likely provide some nice “cushion” against the fall, as we have in most previous down market years. Unfortunately, this was not so across most of our Funds, and two, Aggressive Investors 1 and 2, underperformed their market benchmarks by double digit amounts. What happened?

Dissecting the 2008 Underperformance of Aggressive Investors 1 and 2

The Short Version:  As with the September quarter, the precipitous decline of commodity prices took a strong bite out of some of our Funds.

The primary reasons for our December quarter Aggressive Investors poor performance were very similar to the September quarter, as outlined in the prior quarter shareholder letter. While financial stocks continued to take much of the business news headlines, we were significantly underweighted in these stocks, and the stocks we did own outperformed their category, in total adding more than two percentage points to returns on a relative basis. However, approximately 18% of the Aggressive Investors Funds was invested in stocks of basic materials (mostly chemicals) during the December quarter, while approximately 10% was invested in energy stocks. Energy and other commodity prices continued to plummet during the quarter, pounding oil and gas, coal, iron and steel, and chemical stocks in the process. In spite of the fact that the indicated valuations of these stocks had become amazingly cheap, the adage “cheap stocks can, nevertheless, always become cheaper” was definitely true. And ultimately, if commodity prices remain at the current depressed levels, revenues and earnings of

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

these companies dry up, along with the stellar cash flows and strong balance sheets. The graph below presents the prices of crude oil, just one example of commodity prices, which nevertheless tells the story.

West Texas Crude Oil June 30, 2008 to December 31, 2008

Cash is King or The Effects of Cash on Relative Performance

The Short Version:  The average mutual fund maintains about 5% cash. This provides some cushion in a severe bear market, but is a significant drag on performance over the long haul. Since our strategy is based on long-term performance, we seek “full investment” or close to zero cash.

In a bear market and recession, it’s great to be sitting on a bunch of cash. In fact, coming into the December quarter, the average domestic equity fund held more than 5% of net assets in cash. Two advantages of this are that you can theoretically deploy this cash to invest in stocks that are much cheaper than at the market peak, and mathematically, it shields a Fund from some of the free fall of a bear market. For example, if a Fund held 5% cash from the market peak in October 2007 through the 50% decline in November 2008, the cash would add roughly 2 1/2 percent return relative to the broader market. That’s not chump change. So why did Aggressive Investors 1 and 2 hold almost no cash during this period?

One concept in engineering and economics is “opportunity cost,” or the cost of an opportunity that must be forgone in order to pursue a certain action. The benefit of a fund holding cash is improved relative performance in a downturn, and potentially putting that cash to work at a favorable price. The disadvantage or opportunity cost is “cash drag” in an up market. Thus, if the average interest on cash is about three and a half percent per year and the average return of stocks is ten percent per year (the average over the last eight decades including the Great Depression and current bear market), you will come out ahead owning stocks over the long haul. This begs the question of whether a Fund manager could hold little or no cash on the way up and more on the way down. However, previous studies indicate that the reverse is true; managers tend to move into cash closer to a market bottom than a market top. Since we think trying to time the market is a very bad idea, we think holding cash is a doubly bad idea.

Top-Down Risk Control

The Short Version:  Our process in managing the risk of industry and sector concentration did not work as well in 2008 in our Aggressive Investors’ styles as in some previous years.

Part of Bridgeway’s risk management process is to review sector and industry concentrations (how much we own of chemical stocks or technology stocks, for example) to ensure that related stocks don’t all decline at the same time. For example, late in 1999, technology stocks comprised too large a percentage of Aggressive Investors 1 Fund’s net assets and we both put a hold on new buys and looked for early opportunities to trim back on these stocks, even though our stock picking models continued to identify new technology buys. Our trimming helped cushion the stock market decline in 2000, as these stocks were particularly hard hit. Similarly, this risk “hold/trim” process kicked in with respect to internet stocks in Micro-Cap Limited Fund in 2003 as these stocks came roaring back. Energy stocks received the same treatment in Aggressive Investors 1 and 2 in 2005, as energy comprised a concentrated 35% of our Fund in September of that year. A natural question, then, is “Why didn’t this process ‘kick in’ with respect to Aggressive Investors’ concentration in basic materials and energy stocks?

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

The short answer is, “they did, just not as early and as dramatically as would have been really helpful.” In fact, by late summer both basic materials and energy stocks were on our “watch list” with respect to risk. We noticed that these two groups had become unusually strongly correlated with each other and we put a “hold” on the sum of these two groups. Thus, we did, in fact, buy fewer of these stocks than we would have otherwise. However, the risk was not appraised to be so dramatic that we aggressively sold these stocks. Thus, we bore significantly more damage from a concentrated part of our Fund than at any time in Bridgeway’s history, or John’s experience before Bridgeway.

Does Bridgeway Think Quantitative Investing Will Work in the Future?

The Short Version:  Not all of our Funds underperformed in 2008, but our highest octane ones certainly did. The statistical concept of “reversion to the mean” would indicate that the “pendulum” may swing back the other direction toward positive relative performance, but we advise people against trying to time this. Overall, we have faith in our process, and actual history over 14 years gives us both experience and confidence.

Focusing on Aggressive Investors 1 as one of our longest running actively managed funds, our quantitative models have helped us beat our primary market benchmark in nine of fourteen years since inception and by an average of 5.8% per year as presented on page 10. One to two-year periods of underperformance have been followed by periods of outperformance. We can’t make any representations about future performance, but we can state definitively what we think are the advantages of quantitative investing:

•

taking emotion out of the process. Emotions tend to push investors in the direction of selling when stocks are low and buying after a runup. This is a formula for financial disaster, and quantitative models are extremely helpful in keeping us disciplined and unemotional.

•	lack of dependence on a single person (a four-person team runs the models, and this team is supported by experienced staff in trading, accounting, compliance, information technology, etc.)
•	a historical framework to assess risk.
•	an efficient structure which feeds a low cost structure.
•	the ability to back-test, learn and refine with real, historic data.

Why Did Bridgeway’s More Actively Managed Funds Perform So Much Better in the Bear Market of 2000-2002?

The Short Version:  The 2000-2002 bear market was driven more by company economics and our models did very well on a relative basis. Event driven markets, or ones where there is not a strong relationship between stock prices and company level economic results are not as favorable to our models overall.

Each bear market—and bull market, for the matter—has its own unique characteristics. The bear market of 2000-2002 was driven by fundamental economic factors that were measurable based on company level financial data. Relative valuations also played a big role. Our quantitative models did a good job of picking up on these valuations and trends. For example, Internet stocks, many of which had little in the way of actual revenues, earnings, and cash flows were among those hardest hit. Since, in aggregate (this is not true across the board), our models look for these financial fundamentals and rank their attractiveness, we were “light” on those stocks which were hardest hit. By contrast, the bear market of 2008 was very fast moving and some of the companies hardest hit started out the bear market with very strong valuations based on historical standards. Nevertheless, company fundamentals were eventually affected, either by plummeting commodity prices, as highlighted above, or with deteriorating financial performance as various real aspects of the recession kicked into high gear. Examples of the latter are a decline in capital spending and shrinking inventories, as companies scaled back in anticipation of lean times and as it became very difficult or impossible to plan for future demand for a company’s goods or services. Some of this is fear driven which feeds on itself. Event driven markets, or ones where there is a delinking of company level economic results and stock price movements tend to be a poorer environment for our models.

“Bounce-Back” Data

The Short Version: When the markets do eventually turn around, will our Funds bounce back with them? Only time will tell, but we can look at two smaller data points on this topic. With respect to our higher octane actively managed Funds—those that dropped the most in the downturn—both of these data points are positive.

One of our biggest concerns in a precipitous bear market is that we might do more poorly than the market on the way down, as we have—our first market-lagging returns in a down market year—only to have our models then rotate into more conservative stocks, which do more poorly on the way back up, if the latter also happened precipitously. There are some safeguards in Bridgeway’s process to protect against this, but we’ve been looking for some periods where the market bounces back off a low point to measure our Funds’ reaction. Now we have a couple of confirming data points in the current bear market. On October 13, 2008, for example, the S&P 500 Index popped back up 11.58% after a horrible prior week. Bridgeway Aggressive Investors 1 and 2 popped back up 14.99% and 15.20%, respectively. More importantly—but still just

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

a data point—we bounced back significantly farther from the current bear market low on November 20 to a recent, or intermediate, high point on January 6, 2009. The table below presents the results for our actively managed Funds. Our more aggressive Funds bounced back very nicely. Also noteworthy is the fact that of the two Funds which didn’t bounce back farther than their respective market benchmarks, neither were among our more aggressive Funds, and one had outperformed it’s benchmark over the full calendar.

		“Bounce-back” Performance 11/20/08-1/6/09
Fund	Market Benchmark	Market Benchmark	Fund	Difference
Aggressive Investors 1	S&P 500 Index	24.69%	35.50%	10.81%
Aggressive Investors 2	S&P 500 Index	24.69%	34.02%	9.33%
Ultra-Small Company	CRSP 10 (estimated)	28.74%	33.75%	5.01%
Micro-Cap Limited	CRSP 9 (estimated)	29.23%	36.50%	7.27%
Small-Cap Growth	Russell 2000 Growth	33.99%	30.03%	-3.96%
Small-Cap Value	Russell 2000 Value	33.96%	38.40%	4.44%
Large-Cap Growth	Russell 1000 Growth	25.17%	26.99%	1.82%
Large-Cap Value	Russell 1000 Value	26.98%	24.74%	-2.24%
Balanced	Balanced Benchmark	10.21%	13.27%	3.06%

Please note that the two data points referenced in this section are very short term in duration and were specifically picked to investigate “bounce-back” potential within the bear market environment. They may not be representative of “bounce-back” potential of a much longer duration or higher magnitude market move. In any case, past performance does not guarantee future returns.

Debt Levels and the Recession

The Short Version:  In aggregate, each of our Funds is more conservatively positioned than the broader market with respect to debt.

You may recall that for Bridgeway’s actively managed Funds, those except Blue Chip 35 Index and Ultra-Small Company Market, we consider ourselves to be a “bottom-up stock picking shop.” This means we don’t do “top-down” macroeconomic or sector fundamental analysis, but rather seek to buy one stock at a time by considering company level data. However, three things we do pursue from a “top-down” basis are a) cost efficiency (operating costs, such as the cost to service your account, and transaction costs, the costs associated with buying and selling shares of stock), b) tax efficiency (paying attention to the timing of taxable gains), and c) risk management, themes that run through our shareholder letters. In the last category, we discussed risk management associated with sector and industry concentration risk above. Another risk we began focusing on early last summer was the level of debt our companies held. At a time that credit became very tight, i.e. banks were increasingly unwilling to lend or might look for excuses to discontinue or “call” outstanding loans, we asked the question, “What is the next shoe to fall?” We became worried that even companies that were reasonably conservatively managed with respect to debt might have debt come due at a time no one was willing to lend for a reasonable interest rate. In such an environment, bankruptcies could skyrocket, and we wanted to make sure we didn’t have too much exposure to debt-laden companies. Our analysis across all our Funds indicated that our aggregate debt levels were less than the broader market, and it was unnecessary to consider dramatic action. If the section above (“bounce-back” data) provides some encouragement that we would participate in a market turnaround, the following table might similarly provide some encouragement should the bear market get significantly worse—but even then, only on a relative basis. Here’s the debt data for our Funds:

	Short-Term Debt/Equity*			Total Debt/Equity*
	Fund	Index	Difference	Fund	Index	Difference
Aggressive Investors 1 vs. S&P 500 Index	7.7%	17.9%	-10.2%	45.1%	83.5%	-38.4%
Aggressive Investors 2 vs. S&P 500 Index	7.3%	17.9%	-10.6%	54.3%	83.5%	-29.2%
Ultra-Small Company vs. CRSP 10 Index	5.2%	18.7%	-13.5%	30.4%	306.8%	-276.4%
Ultra-Small Company Market vs. CRSP 10 Index	3.9%	18.7%	-14.8%	174.0%	306.8%	-132.8%
Micro-Cap Limited vs. Russell 2000 Growth Index	3.8%	13.9%	-10.1%	35.7%	161.4%	-125.7%
Small-Cap Growth vs. Russell 2000 Growth Index	3.8%	13.9%	-10.1%	96.3%	161.4%	-65.1%
Small-Cap Value vs. Russell 2000 Value Index	7.0%	5.5%	1.5%	65.3%	65.3%	0.0%
Large-Cap Growth vs. Russell 1000 Growth Index	7.7%	13.1%	-5.4%	42.9%	71.0%	-28.1%
Large-Cap Value vs. Russell 1000 Value Index	11.9%	14.0%	-2.1%	61.1%	74.0%	-12.9%
Blue Chip 35 Index vs. S&P 500 Index	13.5%	17.9%	-4.4%	47.8%	83.5%	-35.7%

*	All calculations exclude financial stocks since the adviser believes they skew the data unreasonably. The differences are even greater if financial companies are included.

8	Semi-Annual Report | December 31, 2008 (Unaudited)

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Bridgeway 3, Morningstar 8

The Short Version:  After a good year for Bridgeway in 2007, Morningstar takes the honors in 2008.

Morningstar, the Chicago-based independent research firm publishes a list of “best funds” for each asset class as determined by its analysts every year. In January when the final tallies are in, we compare the performance of each of our Funds to the average returns of Morningstar’s top picks for the comparable asset class. We enjoy seeing how we stack up against the “best of the best.”

By a wide 3-8 margin, the Bridgeway Funds lost out to the Morningstar picks in calendar year 2008. Two of the Funds that underperformed (Ultra-Small Company Fund and Ultra-Small Company Market Fund) actually beat their own market benchmarks of much smaller companies. In a period when very small stocks badly lagged the broader market, the headwinds were too strong for these funds compared to the larger company (but still small) peers.

The table below depicts the results by Morningstar category and relevant Bridgeway Fund.

Bridgeway Funds		Morningstar Analyst “Picks”
Name	2008 Return	Morningstar Category	2008 Return
Large-Cap Value	-36.83%	Large-cap value	-40.00%
Blue Chip 35 Index	-33.30%	Large-cap blend	-39.74%
Large-Cap Growth	-45.42%	Large-cap growth	-37.21%
Aggressive Investors 1	-56.16%	Mid-cap growth	-34.34%
Aggressive Investors 2	-55.07%	Mid-cap growth	-34.34%
Small-Cap Value	-45.57%	Small-Value	-36.07%
Ultra-Small Co. Market	-39.49%	Small Blend	-37.87%
Ultra-Small Company	-46.24%	Small-Growth	-42.05%
Micro-Cap Limited	-41.74%	Small-Growth	-42.05%
Small-Cap Growth	-43.48%	Small-Growth	-42.05%
Balanced	-19.38%	Conservative Allocation	-16.17%

Past performance is not an indicator of future results. The Bridgeway Funds’ adviser, Bridgeway Capital Management, Inc., does not have any influence on the selection of the funds chosen by Morningstar’s analysts. The number and specific funds used in the comparison are in the control and discretion of Morningstar and their analysts and are subject to change. Morningstar’s criteria for choosing Analyst Picks includes, but is not limited to, factors such as performance, expenses, and quality of fund management. In addition, the comparison of Bridgeway Funds to the Morningstar Analyst Picks is limited to performance only and does not take into consideration other factors that are considered by Morningstar when compiling their list of Analyst Picks.

Each Bridgeway Fund is compared to the average total return of the group of funds selected by Morningstar at the beginning of 2008 for the one year period ended December 31, 2008. Although these Analyst Picks changed from the beginning of the year to the final quarter, the same Bridgeway Funds beat the average of the end of year Morningstar picks as well. These averages in the table are comprised of between three and thirteen funds from within each category. In an effort to provide a complete and balanced assessment, all of the Bridgeway Funds are used in the comparison table shown above such that no attempt is made to cull out unfavorable results. The purpose of this comparison is to “raise the bar” on performance comparison as this analysis uses an arguably higher benchmark by comparing the Bridgeway Funds to other funds chosen by an independent source that specializes in investment research.

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Aggressive Investors 1 Fund

MANAGER’S COMMENTARY

(Unaudited)

December 31, 2008

Dear Fellow Aggressive Investors 1 Fund Shareholder,

Our Fund’s performance for the December 31, 2008 quarter was the worst quarterly performance for both our Fund and our performance benchmarks during our Fund’s fourteen year history. It was our fifth worst quarter on the basis of returns relative to our primary market benchmark. Aggressive Investors 1 declined 32.80%, compared to declines of 21.94% for the S&P 500 Index (our primary market benchmark), 22.59% for the Lipper Capital Appreciation Funds Index (our peer benchmark), and 26.12% for the Russell 2000 Index of small companies. It was an awful quarter.

For the six-month “semi-annual” period ending December 31, 2008, our Fund declined 53.13%, versus declines of 28.48% for the S&P 500 Index, 35.71% for the Lipper Capital Appreciation Funds Index , and 26.94% for the Russell 2000 Index of small companies. This period was a “perfect storm” of poor positioning: a) a large number of more “growth leaning” companies (those with historical faster growing earnings, for example), b) good, but not strong enough representation among the largest “blue chip” companies that held up best, c) none of our different stock picking models “picked up the slack” in this particular downturn, and d) especially damaging exposure to energy and chemical companies during a period when commodity prices fell off a cliff.

In some other periods of quarterly underperformance, our preceding and/or following quarters were strong enough to make up for the poor quarter. For example, our second worst quarter of underperformance, September 2006, was followed by five market-beating quarters and preceded by two. Our third worst, December 1997, was preceded by two and followed by one. And our fourth worst quarter, September 1998, was followed by the longest running outperformance in our history (eight quarters). With the back to back September and December quarters, however, we have a very significant “hole” from which to work our way back.

The table below presents our December quarter, six-month, one-year, five-year, ten-year and life-to-date financial results according to the formula required by the SEC. The last two quarters caused even our five year performance to lag our five-year benchmarks for the first time in our history. We still lead all our benchmarks over the last ten years and since inception. See the next page for a graph of performance from inception to December 31, 2008.

	Dec. Qtr. 10/1/08 to 12/31/08	6 Month 7/1/08 to 12/31/08	1 Year 1/1/08 to 12/31/08	5 Year 1/1/04 to 12/31/08	10 Year 1/1/99 to 12/31/08	Life-to-Date 8/5/94 to 12/31/08

Aggressive Investors 1 Fund	-32.80%	-53.13%	-56.16%	-5.30%	7.90%	12.59%
S&P 500 Index (large companies)	-21.94%	-28.48%	-37.00%	-2.19%	-1.38%	6.74%
Lipper Capital Appreciation Funds Index	-22.59%	-35.71%	-39.08%	-1.19%	-0.44%	5.45%
Russell 2000 Index (small companies)	-26.12%	-26.94%	-33.79%	-0.93%	3.02%	6.51%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks with dividends reinvested, while the Russell 2000 Index is an unmanaged, market value weighted index, that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the record of the 30 largest funds in this category, comprised of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2008, Aggressive Investors 1 Fund ranked 208th of 281 capital appreciation funds for the twelve months ending December 31, 2008, 182nd of 212 over the last five years, 5th of 125 over

10	Semi-Annual Report | December 31, 2008 (Unaudited)

Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

the last ten years, and 1st of 54 since inception in August, 1994. These long-term numbers and the graph below give two snapshots of our long- term success. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

Aggressive Investors 1 Fund vs. S&P 500 Index & Lipper Capital Appreciation Funds Index & Russell 2000 Index Inception 8/5/94 to 12/31/08

Why Was our Fund Positioned so Poorly?

Our introductory section on the previous page gives some details on the poor positioning of our Fund for this market environment, while the sections below give details of our performance at the stock level. A fair question to ask is “why the poor positioning?” Answering this question could require a lot of discussion at the level of our individual stock picking models, so we’ll address it more generally in this section.

Growth companies generally fall more in a downturn; why did we hold more than a normal level? Growth companies had been significantly out of favor from 2000-2006. That trend reversed in 2007, and it looked like it might continue into 2008. From a risk perspective, we believed that growth stocks might even provide more “cushion” against a downturn than value stocks, just as small stocks provided more cushion than large stocks in the last bear market of 2000-2002. That strategy turned out not to be the case; growth stocks were much harder hit. In aggregate, our models were picking up on what appeared to be stronger relative valuations among growth stocks, which did not translate into better returns for this period, however.

Why did we own so many mid-cap companies that lagged larger ones? Our models pick stocks among all size companies, small, medium, and large ones. However, there are many more mid-cap and small-cap companies to choose from which normally leads to more holdings in this “middle range”. In the current market environment the largest ones fared best, giving an advantage to our large company weighted primary market benchmark. Actually, our models have favored large companies for the last couple of years, but our small and mid-size ones still caused a performance drag of about six percentage points during the quarter relative to the S&P 500 Index.

Bridgeway’s strategy is to use stock picking models of different styles that don’t all go the same direction at the same time. Why didn’t some provide more cushion? As described above, perhaps predictably, strong growth models didn’t do as well in the recent fast moving, very steep decline. On the other end of the spectrum, one of our more value-oriented models that usually does well in a downturn unfortunately picked up some distressed companies, including some financial stocks such as Bank of America. Two more technically focused models did poorly for . . . technical reasons I can’t go into detail with here. One of these was specifically designed to be less volatile than the market, but did not prove to be so this time. In summary, our Fund design includes some models that usually zig while the others zag. Unlike in previous downturns, however, these models all went the same (poor) direction at the same time.

Why did we hold so much of energy and chemicals through the downturn? These companies, as detailed below, caused the most damage to our Fund’s returns. Normally, a turnaround in fundamentals, including inputs such as precipitously falling

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MANAGER’S COMMENTARY (continued)

(Unaudited)

commodity prices would result in a sell signal. However, for some models, if the stock price declines at a rate much faster than the fundamentals (e.g. net income) of a company, it may not create a sell signal in anticipation of a “bounce back.” While this has worked in some previous market environments, and contributed to the positive “bounce back” phenomenon on page 7, it added to the pain of the downturn in October and most of November.

Detailed Explanation of Quarterly Performance—Some stocks (slightly) cushioned the blow

The Short Version:  With a dramatic December quarter downturn, there were very few stocks that helped cushion the blow. 21 of our 90 stocks had positive returns, with only seven in double digits.

In a quarter where misery found plenty of company, investors had to search long and hard for winners. While every major sector declined double digits amid the credit crisis and broadening economic downturn, non-cyclical consumer stocks held up somewhat better than most. Of the top ten best performers in the Fund, five came from that sector. Combined, they contributed just under one and a half percent to the overall performance of the Fund.

These are the ten best performers for the quarter ended December 31, 2008:

Rank	Description	Industry	% Gain
1	Apollo Group Inc	Commercial Services	30.5%
2	Thoratec Corp	Healthcare-Products	23.8%
3	Broadcom Corp	Semiconductors	15.1%
4	Telephone & Data Systems Inc	Telecommunications	14.2%
5	Bristol-Myers Squibb Co	Pharmaceuticals	11.5%
6	Amgen Inc	Biotechnology	11.3%
7	AT&T Inc	Telecommunications	10.0%
8	Cerner Corp	Software	9.9%
9	Time Warner Inc	Media	9.5%
10	Corinthian Colleges Inc	Commercial Services	9.1%

When the going gets tough, the tough…go back to school. Apollo Group was the best-performing company in the Fund over the past three months and the only one to earn greater than 30% in return. Apollo provides educational programs for high school, college, and graduate levels and operates under such brands as University of Phoenix and College for Financial Planning Institute. During the quarter, enrollment soared by just under 20%, as students realized that additional education (and degrees) could be beneficial amid the struggling job market. The company’s profits doubled in its fiscal 4th quarter, a trend that some analysts expect to continue given the ongoing sluggish economy and dire labor picture.

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  Basic materials stocks (iron, chemicals) and industrial companies did the most damage in the quarter.

What happened to the commodities boom of a few quarters back? Just six months ago, the top eight performing stocks in the Fund were involved in various commodity-related industries (energy, coal, steel, mining), and each returned over 35% that quarter. When commodity prices turned around, however, the downward trend was relentless, and stock prices followed suit. The global recession is widely recognized as the primary culprit, and demand for such products is expected to decline further in the foreseeable future. Nine of the Fund’s worst-performing holdings were commodity-related (steel, coal, oil, chemicals), and each fell over 50% during the quarter.

12	Semi-Annual Report | December 31, 2008 (Unaudited)

Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

These are the ten stocks that performed the worst in the quarter ended December 31, 2008:

Rank	Description	Industry	% Loss
1	Mechel ADR	Iron/Steel	-77.7%
2	Massey Energy Co	Coal	-61.3%
3	Bucyrus International Inc	Machinery-Construction & Mining	-58.6%
4	Energy Conversion Devices Inc	Electrical Components & Equip	-57.8%
5	Warnaco Group Inc	Apparel	-56.7%
6	Genco Shipping & Trading Ltd	Transportation	-55.5%
7	Cliffs Natural Resources Inc	Iron/Steel	-54.9%
8	Chesapeake Energy Corp	Oil & Gas	-54.9%
9	United States Steel Corp	Iron/Steel	-54.7%
10	Dow Chemical Co	Chemicals	-52.5%

Mechel ADR is a coal mining and steel production company based in Russia. Though the company reported strong results for the first nine months of the year, its outlook for 2009 remains extremely weak, while management determines how best to cope with sluggish worldwide demand. The company said it will cut steel production by up to 25% during the year, and analysts do not foresee any imminent rebound in the price of coal, steel, and other commodities over the next few quarters. Management continues to remain optimistic about its long-term prospects and believes the company is in a great position to benefit from a global economic recovery in the future. From early-2007 to mid-2008, the stock had risen five-fold, only to give up all of those gains and more by the end of the year.

Genco Shipping and Trading Ltd. transports drybulk cargos (coal, grains, steel products, etc.) to destinations across the globe. While the bursting of the commodities’ bubble dramatically impacted miners and manufacturers of related products, it also diminished the need for shipping these goods. As such, cargo shipment rates have plunged by up to 90% since summer 2008 in some cases. In November, because of the dwindling demand for its services, Genco cancelled plans to purchase six cargo ships and will be forced to forfeit over $50 million in lost deposits. As a result, the company expects to take a $54 million hit to its bottom line in the fourth quarter. However, some analysts believe that Genco is in a better position to weather the storm than certain competitors, as it maintains longer-term contracts that produce more attractive margins.

Detailed Explanation of Calendar Year Performance—Companies With Positive Returns

The Short Version:  Twenty-seven of the 155 stocks we owned during the year had positive returns. Unfortunately, all but two were smaller diversifying positions. In aggregate, these 27 added about a percent and a half to our annual returns.

With all 10 S&P sectors recording sizable market losses in 2008, investors had few places to turn for relief from the equity market carnage. Still, our models found some. Eight of the best-performing stocks returned 10% or more and represented six different sectors, an indication that needles can be found in even the most depressing haystacks. In conjunction with the worst bear market of a lifetime, this is the “leanest” list of top annual performers in our history.

These are the ten best performers for the calendar year ended December 31, 2008:

Rank	Description	Industry	% Gain
1	Thoratec Corp	Healthcare-Products	24.9%
2	Callaway Golf Co	Leisure Time	16.0%
3	Broadcom Corp	Semiconductors	15.1%
4	Telephone & Data Systems Inc	Telecommunications	14.2%
5	Range Resources Corp	Oil & Gas	12.6%
6	Jones Lang LaSalle Inc	Real Estate	12.0%
7	Amgen Inc	Biotechnology	11.3%
8	AT&T Inc	Telecommunications	10.0%
9	Cerner Corp	Software	9.9%
10	Time Warner Inc	Media	9.5%

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MANAGER’S COMMENTARY (continued)

(Unaudited)

Thoratec Corp. was the Fund’s best performing company during the year, with much of the returns coming in the fourth quarter (where it was our second top holding). In December, its management reported that a clinical trial for its HeartMate II pump produced better results than its existing products that target similar patients; management believes it could receive its next round of FDA approval more quickly than originally expected. Currently, the HeartMate II is considered a temporary treatment for heart patients in need of transplants, but the strong data could speed up the approval process and make the device available for more candidates. The good news was not limited to the past three months, however. In late July, the company posted outstanding quarterly earnings due to favorable treatment results of its existing medical product line. For the year, Thoratec returned almost 25%.

Detailed Explanation of Calendar Year Performance—What Didn’t Work

The Short Version:  As goes the December quarter, so goes the year.

Basic materials and energy, in almost any form, were not a good place to be in 2008; neither coal, iron, steel, oil, nor most chemicals survived the onslaught. As the global recession expanded, the commodities bubble burst, and prices plummeted. Nine of the ten worst-performing companies in the Fund were engaged in some commodities-related operations (mining, drilling, production, transportation, etc.). Of the 155 holdings in the Fund during 2008, 32 declined by at least 50% during the year.

These are the ten stocks that performed the worst for the calendar year ended December 31, 2008:

Rank	Description	Industry	% Loss
1	Mechel ADR	Iron/Steel	-92.1%
2	Massey Energy Co	Coal	-80.5%
3	Genco Shipping & Trading Ltd	Transportation	-77.5%
4	United States Steel Corp	Iron/Steel	-75.5%
5	Cliffs Natural Resources Inc	Iron/Steel	-75.4%
6	Arch Coal Inc	Coal	-72.4%
7	W&T Offshore Inc	Oil & Gas	-69.0%
8	Chesapeake Energy Corp	Oil & Gas	-67.5%
9	Sigma Designs Inc	Semiconductors	-66.9%
10	Terra Industries Inc	Chemicals	-66.6%

Massey Energy produces and markets coal and related products for utilities, steel manufacturers, and industrial companies. The company had benefited dramatically from the surging price of coal early in the year. Emerging markets such as China had been experiencing dramatic growth, and the increased demand for coal was expected to continue with the need to generate electricity in these regions. By mid-year, however, the price of coal peaked and began a freefall that was sustained through the remainder of 2008. A far weaker global economy translates into lower demand for coal and other commodities. Even the largest coal consumer, China, has shown significant signs of a slowdown. This bear market has truly demonstrated how interwoven our world economy has become. As if the news for Massey was not bad enough, late in the year, one of its subsidiaries was fined $4.2 million for safety hazards. The settlement was the largest in the industry’s history. Massey lost over 80% in 2008 and cost the Fund over one and a third percent in return.

Sigma Designs is a chip manufacturer whose processors are used for various video applications. Its stock price plunged early in the year and by mid-March had lost over 60% of its value. At that time, the California-based company offered a lower outlook for the remainder of the year, blaming excess chip inventory at one of its major customers, Motorola, for its misfortunes. Motorola had accounted for over 25% of the sales at Sigma during the prior two quarters. Further, analysts believe that Sigma will face increased competition in chip sales for Internet Protocol TVs and Blu-ray DVDs, two significant markets for the company. Sigma cost the Fund over one and a half percent during the 12-month period.

14	Semi-Annual Report | December 31, 2008 (Unaudited)

Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Top Ten Holdings as of December 31, 2008

Chemical companies highlighted the Fund’s top ten holdings, as four related stocks comprised the list at year-end. Two of our largest positions were also among the Fund’s top performers of the quarter (Thoratec Corp. and Bristol-Myers). No one holding accounted for greater than five percent of the net assets, indicating that the Fund was well-diversified across many companies in this difficult environment for stocks. The ten largest positions represented just over 25% of the total assets of the Fund.

Rank	Description	Industry	Percent of Net Assets
1	Thoratec Corp	Healthcare-Products	4.7%
2	Potash Corp of Saskatchewan	Chemicals	3.2%
3	Bristol-Myers Squibb Co	Pharmaceuticals	2.9%
4	Mosaic Co	Chemicals	2.9%
5	Pfizer Inc	Pharmaceuticals	2.9%
6	Bucyrus International Inc	Machinery-Construction & Mining	2.5%
7	Terra Industries Inc	Chemicals	2.1%
8	CF Industries Holdings Inc	Chemicals	2.1%
9	Myriad Genetics Inc	Biotechnology	2.0%
10	Flir Systems Inc	Electronics	1.9%

			27.2%

Industry Sector Representation as of December 31, 2008

No sector of the economy was spared the negative returns of the past three months. Even recession-resistant utilities and consumer non-cyclical stocks were down double digits. For the full year they were each down more than 20%. Our models’ overweighting of basic materials was very costly to the Fund’s performance relative to the benchmarks. We did benefit from our models’ underweighting of financials (with some stronger stock picks), as this sector remained depressed throughout the quarter. At quarter end, the largest sector represented in both the broader market and our Fund was consumer non-cyclicals (e.g. healthcare, food, education).

	% of Portfolio	% S&P 500 Index	Difference
Basic Materials	14.9%	3.0%	11.9%
Communications	10.0%	10.9%	-0.9%
Consumer, Cyclical	5.9%	8.2%	-2.3%
Consumer, Non-cyclical	29.6%	25.2%	4.4%
Energy	6.7%	13.5%	-6.8%
Financial	6.6%	13.0%	-6.4%
Industrial	17.0%	11.2%	5.8%
Technology	7.8%	10.9%	-3.1%
Utilities	0.9%	4.1%	-3.2%
Diversified	0.0%	0.0%	0.0%
Cash	0.6%	0.0%	0.6%

Total	100.0%	100.0%

Expense Ratio Explanation—What is the Current Expense Ratio?

The Short Version:  Our Fund has a “performance based” management fee which goes up and down with our performance relative to our primary market benchmark over a trailing five year period. With our recent poor relative performance, the expense ratio has dropped significantly.

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Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

One risk Bridgeway identified and communicated to shareholders in 2004 was that should the fund experience declining assets and underperformance against the benchmark, it might create a situation where the total management fee (base fee +/- performance fee) to the adviser is actually negative. This situation may be approaching us. In our current prospectus, the expense ratio is listed as 1.78%, of which 1.61% is the management fee. Through December 31, 2008, as presented in the financial statements later in this report, the unaudited total management fee for the fund was 0.30%, reflecting both the drop in net assets and our relative performance. However, should the fund not close the gap in performance versus the S&P 500 benchmark, the management fee could drop to 0.0% or even go negative for a period of time. This is the reason our expense ratio has dropped significantly in the recent two quarters.

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2008, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies, and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Finally, the Fund exposes shareholders to “focus risk” which may add to Fund volatility through the possibility that a single company could significantly affect total return. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Aggressive Investors 1 Fund. We encourage your feedback; your reactions and concerns are extremely important to us.

Sincerely,

Your Investment Management Team

16	Semi-Annual Report | December 31, 2008 (Unaudited)

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Aggressive Investors 1 Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2008 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 99.43%
Apparel - 1.42%
	Warnaco Group, Inc.*	101,200	$1,986,556

Banks - 2.76%
	BB&T Corp.	45,700	1,254,922
	US Bancorp+	103,800	2,596,038

			3,850,960

Biotechnology - 6.69%
	Amgen, Inc.*	33,200	1,917,300
	Celgene Corp.*	37,600	2,078,528
	Life Technologies Corp.*	107,600	2,508,156
	Myriad Genetics, Inc.*	42,800	2,835,928

			9,339,912

Chemicals - 13.29%
	CF Industries Holdings, Inc.	59,100	2,905,356
	Dow Chemical Co.	82,300	1,241,907
	Monsanto Co.	21,100	1,484,385
	Mosaic Co.+	116,300	4,023,980
	Potash Corp. of Saskatchewan, Inc.+#	60,900	4,459,098
	Syngenta AG - ADR+	37,900	1,483,406
	Terra Industries, Inc.	177,570	2,960,092

			18,558,224

Coal - 1.56%
	Arch Coal, Inc.+	57,100	930,159
	Massey Energy Co.+	90,600	1,249,374

			2,179,533

Commercial Services - 3.96%
	Apollo Group, Inc., Class A*	22,500	1,723,950
	Corinthian Colleges, Inc.*+	143,400	2,347,458
	ITT Educational Services, Inc.*+	15,400	1,462,692

			5,534,100

Computers - 1.13%
	Diebold, Inc.	56,300	1,581,467

Distribution/Wholesale - 1.25%
	WW Grainger, Inc.+	22,100	1,742,364

Electrical Components & Equipment - 0.93%
	GrafTech International, Ltd.*	156,400	1,301,248

Electronics - 2.97%
	FLIR Systems, Inc.*+	88,700	2,721,316
	Woodward Governor Co.+	62,200	1,431,844

			4,153,160

Industry	Company	Shares	Value

Engineering & Construction - 3.96%
	ABB, Ltd. - ADR+	143,400	$2,152,434
	EMCOR Group, Inc.*	78,200	1,754,026
	Fluor Corp.+	36,300	1,628,781

			5,535,241

Environmental Control - 1.08%
	Tetra Tech, Inc.*	62,300	1,504,545

Food - 3.17%
	Campbell Soup Co.	42,400	1,272,424
	General Mills, Inc.	26,200	1,591,650
	TreeHouse Foods, Inc.*	57,200	1,558,128

			4,422,202

Gas - 0.94%
	The Laclede Group, Inc.	27,900	1,306,836

Healthcare - Products - 7.46%
	Cyberonics, Inc.*	84,100	1,393,537
	St. Jude Medical, Inc.*	76,700	2,528,032
	Thoratec Corp.*+	199,800	6,491,502

			10,413,071

Household Products/Wares - 1.27%
	Tupperware Brands Corp.	78,200	1,775,140

Insurance - 2.80%
	AmTrust Financial Services, Inc.	209,400	2,429,040
	Marsh & McLennan Cos., Inc.	61,100	1,482,897

			3,911,937

Internet - 2.63%
	EarthLink, Inc.*+	388,100	2,623,556
	Symantec Corp.*	78,000	1,054,560

			3,678,116

Iron/Steel - 0.24%
	Mechel - Sponsored ADR+	85,300	332,670

Machinery - Construction & Mining - 2.51%
	Bucyrus International, Inc., Class A+	189,200	3,503,984

Machinery - Diversified - 0.88%
	AGCO Corp.*+	52,100	1,229,039

Media - 2.17%
	Time Warner, Inc.+	164,700	1,656,882

18	Semi-Annual Report | December 31, 2008 (Unaudited)

Aggressive Investors 1 Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2008 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Media - (continued)
	Walt Disney Co.	60,400	$1,370,476

			3,027,358

Metal Fabrication - Hardware - 1.01%
	CIRCOR International, Inc.	51,542	1,417,405

Miscellaneous Manufacturing - 0.87%
	General Electric Co.	74,600	1,208,520

Oil & Gas - 2.82%
	Chesapeake Energy Corp.	65,400	1,057,518
	Petroleo Brasileiro S.A. - ADR	68,400	1,675,116
	W&T Offshore, Inc.	84,300	1,207,176

			3,939,810

Oil & Gas Services - 2.34%
	FMC Technologies, Inc.*	51,600	1,229,628
	National Oilwell Varco, Inc.*	83,200	2,033,408

			3,263,036

Packaging & Containers - 1.35%
	Rock-Tenn Co., Class A	55,300	1,890,154

Pharmaceuticals - 7.03%
	Bristol-Myers Squibb Co.	174,300	4,052,475
	Express Scripts, Inc.*	32,300	1,775,854
	Pfizer, Inc.	225,200	3,988,292

			9,816,621

Retail - 3.22%
	Aeropostale, Inc.*+	91,600	1,474,760
	Home Depot, Inc.	73,800	1,698,876
	Panera Bread Co., Class A*+	25,400	1,326,896

			4,500,532

Savings & Loans - 1.04%
	Hudson City Bancorp, Inc.	90,600	1,445,976

Semiconductors - 4.51%
	Altera Corp.	146,000	2,439,660
	Intel Corp.	100,100	1,467,466
	QLogic Corp.*	178,300	2,396,352

			6,303,478

Software - 2.22%
	Cerner Corp.*+	35,600	1,368,820
	Oracle Corp.*	98,000	1,737,540

			3,106,360

Industry	Company	Shares	Value

Telecommunications - 5.17%
	AT&T, Inc.	53,800	$1,533,300
	Comtech Telecommunications Corp.*	26,300	1,205,066
	MasTec, Inc.*	174,200	2,017,236
	NII Holdings, Inc.*	27,970	508,495
	Telephone & Data Systems, Inc.	61,700	1,958,975

			7,223,072

Transportation - 2.78%
	CSX Corp.	49,700	1,613,759
	Genco Shipping & Trading, Ltd.+	47,900	708,920
	Kirby Corp.*	20	547
	Norfolk Southern Corp.	33,000	1,552,650

			3,875,876

TOTAL COMMON STOCKS - 99.43%			138,858,503

(Cost $202,393,951)

TOTAL INVESTMENTS - 99.32%			$138,858,503
(Cost $202,393,951)
Other Assets in Excess of Liabilities - 0.68%			791,799

NET ASSETS - 100.00%			$139,650,302

*	Non Income Producing Security.
+	This security or a portion of the security is out on loan at December 31, 2008. Total loaned securities had a market value of $38,667,815 at December 31, 2008.
#	Security subject to call option written by the Fund.
ADR	- American Depositary Receipt
Ltd	- Limited

See Notes to Financial Statements.

www.bridgeway.com	19

Aggressive Investors 1 Fund

SCHEDULE OF OPTIONS WRITTEN

Showing percentage of net assets as of December 31, 2008 (Unaudited)

Company	Number of Contracts	Value

COVERED CALL OPTIONS WRITTEN - (0.11)%
Potash Corp. of Saskatchewan, Inc.
Expiring January, 2009 at $70.00	160	$(100,800)
Expiring March, 2009 at $70.00	40	(50,200)

TOTAL COVERED CALL OPTIONS WRITTEN		$(151,000)

(Premiums received $(166,749))

See Notes to Financial Statements.

20	Semi-Annual Report | December 31, 2008 (Unaudited)

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Aggressive Investors 2 Fund

MANAGER’S COMMENTARY

(Unaudited)

December 31, 2008

Dear Fellow Aggressive Investors 2 Fund Shareholder,

In the midst of the worst bear market since the 1930’s, this was the worst absolute quarterly performance for both our Fund and each of our performance benchmarks since Fund inception in October 2001. It was our third worst quarter on the basis of returns relative to our primary market benchmark. Aggressive Investors 2 declined 32.58%, compared to declines of 21.94% for the S&P 500 Index (our primary market benchmark), 22.59% for the Lipper Capital Appreciation Funds Index (our peer benchmark), and 26.12% for the Russell 2000 Index of small companies. It was an awful quarter.

For the six-month “semi-annual” period ending December 31, 2008, our Fund declined 52.64%, versus declines of 28.48% for the S&P 500 Index, 35.71% for the Lipper Capital Appreciation Funds Index, and 26.94% for the Russell 2000 Index of small companies. This period was a “perfect storm” of poor positioning: a) a large number of more “growth leaning” companies (those with historical faster growing earnings, for example), b) good, but not strong enough representation among the largest “blue chip” companies that held up best, c) none of our different stock-picking models “picked up the slack” in this particular downturn, and d) especially damaging exposure to energy and chemical companies during a period when commodity prices fell off a cliff.

In some other periods of quarterly underperformance, our preceding and/or following quarters were strong enough to make up for the poor quarter. For example, our second worst quarter of underperformance, September 2006, was followed by five market-beating quarters. With the back-to-back September and December quarters, however, we have a very significant “hole” from which to work our way back.

The table below presents our December quarter, six-month, one-year, five-year and life-to-date financial results according to the formula required by the SEC. The last two quarters caused even our five year performance to lag our five year benchmarks for the first time in our history. We still lead our primary market and peer benchmark since inception. See the next page for a graph of performance from inception to December 31, 2008.

	Dec Qtr. 10/1/08 to 12/31/08	6 Months 7/1/08 to 12/31/08	1 Year 1/1/08 to 12/31/08	5 Year 1/1/04 to 12/31/08	Life-to-Date 10/31/01 to 12/31/08

Aggressive Investors 2 Fund	-32.58%	-52.64%	-55.07%	-2.90%	0.65%
S&P 500 Index (large companies)	-21.94%	-28.48%	-37.00%	-2.19%	-0.36%
Lipper Capital Appreciation Funds Index	-22.59%	-35.71%	-39.08%	-1.19%	0.49%
Russell 2000 Index (small companies)	-26.12%	-26.94%	-33.79%	-0.93%	3.49%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks with dividends reinvested, while the Russell 2000 Index is an unmanaged, market value weighted index, that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the record of the 30 largest funds in this category, comprised of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2008, Aggressive Investors 2 Fund ranked 279th of 281 capital appreciation funds for the twelve months ending December 31, 2008, 128th of 212 over the last five years, and 84th of 182 since inception in October, 2001. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

22	Semi-Annual Report | December 31, 2008 (Unaudited)

Aggressive Investors 2 Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Aggressive Investors 2 Fund vs. S&P 500 Index & Lipper Capital Appreciation Funds Index & Russell 2000 Index 10/31/01 to 12/31/08

Why Was our Fund Positioned so Poorly?

Our introductory section on the previous page gives some details on the poor positioning of our Fund for this market environment, while the sections below give details of our performance at the stock level. A fair question to ask is “why the poor positioning?” While answering this question could require a lot of discussion at the level of our individual stock picking models, we’ll address it more generally in this section.

Growth companies generally fall more in a downturn; why did we hold more than a normal level? Growth companies had been significantly out of favor from 2000-2006. That trend reversed in 2007, and it looked like it might continue into 2008. From a risk perspective, we felt that growth stocks might even provide more “cushion” against a downturn than value stocks, just as small stocks provided more cushion than large stocks in the last bear market of 2000-2002. That strategy turned out not to be the case; growth stocks were much harder hit. In aggregate, our models were picking up on what appeared to be stronger relative valuations among growth stocks, which did not translate into better returns for this period, however.

Why did we own so many mid-cap companies that lagged larger ones? Our models pick stocks among all size companies, small, medium, and large ones. However, there are many more mid-cap and small-cap companies to choose from which normally leads to more holdings in this “middle range”. In the current market environment the largest ones fared best, giving an advantage to our large company weighted primary market benchmark. Actually, our models have favored large companies for the last couple of years, but our small and mid-size ones still caused a performance drag of about eleven percentage points during the quarter relative to the S&P 500 Index.

Bridgeway’s strategy is to use stock picking models of different styles that don’t all go the same direction at the same time. Why didn’t some provide more cushion? As described above, perhaps predictably, strong growth models didn’t do as well in the recent fast moving, very steep decline. On the other end of the spectrum, one of our more value-oriented models that usually does well in a downturn unfortunately picked up some distressed companies, including some financial stocks such as Bank of America. Two more technically focused models did poorly for . . . technical reasons I can’t go into detail with here. One of these was specifically designed to be less volatile than the market, but did not prove to be so this time. In summary, our Fund design includes some models that usually zig while the others zag. Unlike in previous downturns, however, these models all went the same (poor) direction at the same time.

Why did we hold so much of energy and chemicals through the downturn? These companies, as detailed below, caused the most damage to our Fund’s returns. Normally, a turnaround in fundamentals, including inputs such as precipitously falling commodity prices would result in a sell signal. However, for some models, if the stock price declines at a rate much faster than the fundamentals (e.g. net income) of a company, it may not create a sell signal in anticipation of a “bounce back.” While this has worked in most previous market environments, and contributed to the positive “bounce back” phenomenon on page 7, it added to the pain of the downturn in October and most of November.

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Aggressive Investors 2 Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Detailed Explanation of Quarterly Performance—Some stocks (slightly) cushioned the blow

The Short Version:  With a dramatic December quarter downturn, there were very few stocks that helped cushion the blow. 19 of our 95 stocks had positive returns with only eight in double digits.

In a quarter where misery found plenty of company, investors had to search long and hard for winners. While every major sector declined double digits amid the credit crisis and broadening economic downturn, non-cyclical consumer stocks held up somewhat better than most. Of the top ten best performers in the Fund, five came from that sector, three of which were education-related companies. Combined, the top ten holdings contributed about one and a quarter percent to the overall performance of the Fund.

These are the ten best performers for the quarter ended December 31, 2008:

Rank	Description	Industry	% Gain
1	Apollo Group Inc	Commercial Services	30.3%
2	Thoratec Corp	Healthcare-Products	21.9%
3	ITT Educational Services Inc	Commercial Services	17.4%
4	Broadcom Corp	Semiconductors	16.2%
5	Telephone & Data Systems Inc	Telecommunications	14.5%
6	General Electric Co	Miscellaneous Manufacturing	11.9%
7	Cerner Corp	Software	11.8%
8	Bristol-Myers Squibb Co	Pharmaceuticals	11.5%
9	Time Warner Inc	Media	9.5%
10	Corinthian Colleges Inc	Commercial Services	9.1%

When the going gets tough, the tough…go back to school. Apollo Group was the best-performing company in the Fund over the past three months and the only one to earn greater than 30% in return. Apollo provides educational programs for high school, college, and graduate levels and operates under such brands as University of Phoenix and College for Financial Planning Institute. During the quarter, enrollment soared by just under 20%, as students realized that additional education (and degrees) could be beneficial amid the struggling job market. The company’s profits doubled in its fiscal 4th quarter, a trend that some analysts expect to continue given the ongoing sluggish economy and dire labor picture.

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  Basic materials stocks (iron, chemicals) and industrial companies did the most damage in the quarter.

What happened to the commodities boom of a few quarters back? Just six months ago, the top nine performing stocks in the Fund were involved in various commodity-related industries (energy, coal, steel, mining), and each returned over 35% that quarter. When commodity prices turned around, however, the downward trend was relentless and stock prices followed suit. The global recession is widely recognized as the primary culprit, and demand for such products is expected to decline further in the foreseeable future. Eight of the Fund’s worst-performing holdings were commodity-related (steel, coal, oil, chemicals), and each fell over 50% during the quarter.

24	Semi-Annual Report | December 31, 2008 (Unaudited)

Aggressive Investors 2 Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

These are the ten stocks that performed the worst in the quarter ended December 31, 2008:

Rank	Description	Industry	% Loss
1	Mechel ADR	Iron/Steel	-77.7%
2	Massey Energy Co	Coal	-61.3%
3	Bucyrus International Inc	Machinery-Construction & Mining	-58.6%
4	Energy Conversion Devices Inc	Electrical Components & Equipment	-57.6%
5	Warnaco Group Inc	Apparel	-56.7%
6	Swift Energy Co	Oil & Gas	-56.6%
7	Cliffs Natural Resources Inc	Iron/Steel	-55.0%
8	Urban Outfitters Inc	Retail	-52.8%
9	Dow Chemical Co	Chemicals	-52.5%
10	Steel Dynamics Inc	Iron/Steel	-52.2%

Mechel ADR is a coal mining and steel production company based in Russia. Though the company reported strong results for the first nine months of the year, its outlook for 2009 remains extremely weak, while management determines how best to cope with sluggish worldwide demand. The company said it will cut steel production by up to 25% during the year, and analysts do not foresee any imminent rebound in the price of coal, steel, and other commodities over the next few quarters. Management continues to remain optimistic about its long-term prospects and believes the company is in a great position to benefit from a global economic recovery in the future. From early-2007 to mid-2008, the stock had risen five-fold, only to give up all of those gains and more by the end of the year.

Genco Shipping and Trading Ltd. transports drybulk cargos (coal, grains, steel products, etc.) to destinations across the globe. While the bursting of the commodities’ bubble dramatically impacted miners and manufacturers of related products, it also diminished the need for shipping these goods. As such, cargo shipment rates have plunged by up to 90% since summer 2008 in some cases. In November, because of the dwindling demand for its services, Genco cancelled plans to purchase six cargo ships and will be forced to forfeit over $50 million in lost deposits. As a result, the company expects to take a $54 million hit to its bottom line in the fourth quarter. However, some analysts believe that Genco is in a better position to weather the storm than certain competitors, as it maintains longer-term contracts that produce more attractive margins.

Detailed Explanation of Calendar Year Performance—Companies With Positive Returns

The Short Version:  Twenty-two of the 166 stocks we owned during the year had positive returns. Unfortunately, all but two were smaller diversifying positions. In aggregate, these 22 added about a percent and a half to our annual returns.

With all 10 S&P sectors recording sizable market losses in 2008, investors had few places to turn for relief from the equity market carnage. Still, our models found some. Each of our top ten performing stocks returned double digits and represented six different sectors, an indication that needles can be found in even the most depressing haystacks. In conjunction with the worst bear market of a lifetime, this is the “leanest” list of top annual performers in our history.

These are the ten best performers for the calendar year ended December 31, 2008:

Rank	Description	Industry	% Gain
1	ITT Educational Services Inc	Commercial Services	25.4%
2	Thoratec Corp	Healthcare-Products	21.9%
3	Broadcom Corp	Semiconductors	16.2%
4	Telephone & Data Systems Inc	Telecommunications	14.5%
5	Range Resources Corp	Oil & Gas	13.6%
6	OSI Pharmaceuticals Inc	Biotechnology	13.2%
7	Jones Lang LaSalle Inc	Real Estate	12.0%
8	General Electric Co	Miscellaneous Manufacturing	11.9%
9	Cerner Corp	Software	11.8%
10	Gilead Sciences Inc	Biotechnology	10.1%

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Aggressive Investors 2 Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

ITT Educational Services was the Fund’s top performer of the year. This education-related company offers various postsecondary degree programs to students in such fields as information technology, electronics, drafting and design. While most industries have struggled in the weak economic times, schools have seen dramatic increases in enrollment as individuals seek to learn additional skills and make themselves more marketable to current and potential employers. ITT opened several new technical institutes during the year and expanded into Wisconsin, West Virginia, and Mississippi. The company raised its earnings guidance in July and then posted strong third-quarter results in October as total enrollment increased by 15% during that period.

Detailed Explanation of Calendar Year Performance—What Didn’t Work

The Short Version:  As goes the December quarter, so goes the year.

Basic materials and energy, in almost any form, were not a good place to be in 2008; neither coal, iron, steel, oil, nor most chemicals survived the onslaught. As the global recession expanded, the commodities bubble burst, and prices plummeted. Eight of the worst ten performing companies in the Fund were engaged in some commodities-related operations (mining, drilling, production, transportation, etc.). Of our 166 holdings during 2008, 29 declined by at least 50% during 2008.

These are the ten stocks that performed the worst for the calendar year ended December 31, 2008:

Rank	Description	Industry	% Loss
1	Mechel ADR	Iron/Steel	-88.8%
2	Massey Energy Co	Coal	-82.5%
3	Steel Dynamics Inc	Iron/Steel	-78.5%
4	Cliffs Natural Resources Inc	Iron/Steel	-75.3%
5	Arch Coal Inc	Coal	-72.4%
6	NII Holdings Inc	Telecommunications	-67.2%
7	Sigma Designs Inc	Semiconductors	-67.0%
8	National Oilwell Varco Inc	Oil & Gas Services	-66.7%
9	Terra Industries Inc	Chemicals	-66.5%
10	Swift Energy Co	Oil & Gas	-66.3%

Steel Dynamics produces and sells steel products across the country. Its stock price plunged by over 50% in September and early October, though the company announced that income had risen by 92% in the third-quarter. While investors may have expected some pullback given the decline in demand for commodities, Steel Dynamic was thought to be a victim of the dramatic redemptions within the hedge fund industry due to certain funds being among its largest shareholders as of its June 2008 reports. Steel makers had been among the hedge funds’ darlings early in the year. However, when managers were forced to sell assets to raise cash and meet the high levels of redemptions faced over the last two quarters of 2008, many of these commodity-related stocks dropped far more than company fundamentals would have dictated. Steel Dynamics cost the Fund about three-quarters of a percent in return during 2008.

Taking a break from commodities, Sigma Designs is a chip manufacturer whose processors are used for various video applications. Its stock price plunged early in the year and by mid-March had lost over 60% of its value. At that time, the California-based company offered a lower outlook for the remainder of the year, blaming excess chip inventory at one of its major customers, Motorola, for its misfortunes. Motorola had accounted for over 25% of the sales at Sigma during the prior two quarters. Further, analysts believe that Sigma will face increased competition in chip sales for Internet Protocol TVs and Blu-ray DVDs, two significant markets for the company. Sigma cost the Fund over one and a half percent during the 12-month period.

Top Ten Holdings as of December 31, 2008

Chemical companies highlighted the Fund’s top ten holdings, as four related stocks comprised the list at year-end. Two of our largest positions were also among the Fund’s top performers of the quarter (Thoratec Corp. and Bristol-Myers). No one

26	Semi-Annual Report | December 31, 2008 (Unaudited)

Aggressive Investors 2 Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

holding accounted for greater than five percent of the net assets, indicating that the Fund was well-diversified across many companies in this difficult environment for stocks. The ten largest positions represented just over 25% of the total assets of the Fund.

Rank	Description	Industry	Percent of Net Assets
1	Pfizer Inc	Pharmaceuticals	3.1%
2	Potash Corp of Saskatchewan	Chemicals	3.1%
3	Bristol-Myers Squibb Co	Pharmaceuticals	2.9%
4	Terra Industries Inc	Chemicals	2.7%
5	ITT Educational Services Inc	Commercial Services	2.7%
6	Rock-Tenn Co	Packaging & Containers	2.7%
7	Mosaic Co	Chemicals	2.4%
8	Bucyrus International Inc	Machinery-Construction & Mining	2.2%
9	CF Industries Holdings Inc	Chemicals	2.1%
10	Myriad Genetics Inc	Biotechnology	2.0%

Total			26.0%

Industry Sector Representation as of December 31, 2008

No sector of the economy was spared the negative returns of the past three months. Even recession-resistant utilities and consumer non-cyclical stocks were down double digits. For the full year they were each down more than 20%. Our models’ overweighting of basic materials was very costly to the Fund’s performance relative to the benchmarks. We did benefit from our models’ underweighting of financials (with some stronger stock picks), as this sector remained depressed throughout the quarter. At quarter end, the largest sector represented in both the broader market and our Fund was consumer non-cyclicals (e.g. healthcare, food, education).

	% of Portfolio	% S&P 500 Index	Difference
Basic Materials	13.4%	3.0%	10.4%
Communications	7.0%	10.9%	-3.9%
Consumer, Cyclical	7.5%	8.2%	-0.7%
Consumer, Non-cyclical	24.8%	25.2%	-0.4%
Energy	7.6%	13.5%	-5.9%
Financial	4.0%	13.0%	-9.0%
Industrial	21.9%	11.2%	10.7%
Technology	13.6%	10.9%	2.7%
Utilities	0.0%	4.1%	-4.1%
Diversified	0.0%	0.0%	0.0%
Cash	0.2%	0.0%	0.2%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2008, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

www.bridgeway.com	27

Aggressive Investors 2 Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies, and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Finally, the Fund exposes shareholders to “focus risk” which may add to Fund volatility through the possibility that a single company could significantly affect total return. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Aggressive Investors 2 Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

28	Semi-Annual Report | December 31, 2008 (Unaudited)

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www.bridgeway.com	29

Aggressive Investors 2 Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2008 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 99.75%
Apparel - 1.32%
	Warnaco Group, Inc.*	252,300	$4,952,649

Banks - 1.73%
	US Bancorp+	260,100	6,505,101

Biotechnology - 6.81%
	Amgen, Inc.*	102,600	5,925,150
	Celgene Corp.*	94,500	5,223,960
	Life Technologies Corp.*+	290,200	6,764,562
	Myriad Genetics, Inc.*+	116,300	7,706,038

			25,619,710

Chemicals - 13.20%
	CF Industries Holdings, Inc.	160,400	7,885,264
	Dow Chemical Co.	201,000	3,033,090
	Monsanto Co.	55,800	3,925,530
	Mosaic Co.+	260,400	9,009,840
	Potash Corp. of Saskatchewan, Inc.+,#	159,199	11,656,551
	Syngenta AG - ADR+	97,200	3,804,408
	Terra Industries, Inc.	620,900	10,350,403

			49,665,086

Coal - 1.46%
	Arch Coal, Inc.+	138,000	2,248,020
	Massey Energy Co.+	235,700	3,250,303

			5,498,323

Commercial Services - 6.78%
	Apollo Group, Inc., Class A*	61,000	4,673,820
	Corinthian Colleges, Inc.*+	382,900	6,268,073
	ITT Educational Services, Inc.*+	107,400	10,200,852
	Quanta Services, Inc.*+	221,300	4,381,740

			25,524,485

Computers - 3.43%
	Diebold, Inc.	151,300	4,250,017
	EMC Corp.*	470,700	4,928,229
	Synaptics, Inc.*+	225,500	3,734,280

			12,912,526

Electrical Components & Equipment - 1.23%
	GrafTech International, Ltd.*	557,500	4,638,400

Electronics - 2.92%
	FLIR Systems, Inc.*+	244,100	7,488,988
	Woodward Governor Co.	152,400	3,508,248

			10,997,236

Industry	Company	Shares	Value

Engineering & Construction - 4.43%
	ABB, Ltd. - ADR+	334,400	$5,019,344
	EMCOR Group, Inc.*	325,100	7,291,993
	Fluor Corp.+	97,000	4,352,390

			16,663,727

Environmental Control - 2.45%
	Darling International, Inc.*	579,400	3,180,906
	Tetra Tech, Inc.*	250,600	6,051,990

			9,232,896

Food - 2.07%
	Campbell Soup Co.	113,400	3,403,134
	General Mills, Inc.	72,000	4,374,000

			7,777,134

Healthcare - Products - 3.11%
	St. Jude Medical, Inc.*	172,100	5,672,416
	Thoratec Corp.*+	186,100	6,046,389

			11,718,805

Insurance - 1.06%
	Marsh & McLennan Cos., Inc.	164,700	3,997,269

Internet - 2.58%
	EarthLink, Inc.*+	1,009,800	6,826,248
	Symantec Corp.*	212,900	2,878,408

			9,704,656

Iron/Steel - 0.23%
	Mechel - Sponsored ADR+	222,600	868,140

Machinery - Construction & Mining - 2.20%
	Bucyrus International, Inc., Class A+	447,600	8,289,552

Machinery - Diversified - 0.89%
	AGCO Corp.*+	141,500	3,337,985

Media - 1.17%
	Time Warner, Inc.+	439,000	4,416,340

Miscellaneous Manufacturing - 2.15%
	General Electric Co.	224,600	3,638,520
	Parker Hannifin Corp.	104,900	4,462,446

			8,100,966

30	Semi-Annual Report | December 31, 2008 (Unaudited)

Aggressive Investors 2 Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2008 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Oil & Gas - 4.01%
	Petroleo Brasileiro S.A. - ADR	216,200	$5,294,738
	Southwestern Energy Co.*+	145,100	4,203,547
	Swift Energy Co.*+	159,300	2,677,833
	W&T Offshore, Inc.	204,700	2,931,304

			15,107,422

Oil & Gas Services - 2.11%
	FMC Technologies, Inc.*	125,800	2,997,814
	National Oilwell Varco, Inc.*	202,800	4,956,432

			7,954,246

Packaging & Containers - 2.68%
	Rock-Tenn Co., Class A	294,900	10,079,682

Pharmaceuticals - 5.99%
	Bristol-Myers Squibb Co.	465,500	10,822,875
	Pfizer, Inc.	661,500	11,715,165

			22,538,040

Retail - 6.22%
	Aeropostale, Inc.*+	250,900	4,039,490
	Family Dollar Stores, Inc.+	124,100	3,235,287
	Gymboree Corp.*	198,400	5,176,256
	Home Depot, Inc.	198,600	4,571,772
	Panera Bread Co., Class A*+	68,400	3,573,216
	Urban Outfitters, Inc.*+	188,000	2,816,240

			23,412,261

Savings & Loans - 1.17%
	Hudson City Bancorp, Inc.	276,600	4,414,536

Semiconductors - 4.85%
	Altera Corp.+	383,200	6,403,272
	Intel Corp.	263,300	3,859,978
	QLogic Corp.*	410,300	5,514,432
	United Microelectronics Corp.-Sponsored ADR+	1,268,900	2,487,044

			18,264,726

Software - 5.29%
	ANSYS, Inc.*+	165,300	4,610,217
	Cerner Corp.*+	99,000	3,806,550
	Microsoft Corp.	219,100	4,259,304
	Oracle Corp.*	408,300	7,239,159

			19,915,230

Industry	Company	Shares	Value

Telecommunications - 3.22%
	AT&T, Inc.	220,000	$6,270,000
	NII Holdings, Inc.*	146,500	2,663,370
	Telephone & Data Systems, Inc.	100,067	3,177,127

			12,110,497

Transportation - 2.99%
	CSX Corp.	150,100	4,873,747
	Norfolk Southern Corp.	135,700	6,384,685

			11,258,432

TOTAL COMMON STOCKS - 99.75%			375,476,058

(Cost $563,544,797)

MONEY MARKET FUND - 0.33%

	Rate^	Shares	Value
BlackRock Temp Cash Liquidity Fund Institutional Shares #21	1.68%	1,248,817	1,248,817

TOTAL MONEY MARKET FUNDS - 0.33%			1,248,817

(Cost $1,248,817)

TOTAL INVESTMENTS - 100.02%			$376,724,875
(Cost $564,793,614)
Liabilities in Excess of Other Assets - (0.02)%			(306,450)

NET ASSETS - 100.00%			$376,418,425

*	Non Income Producing Security.
+	This security or a portion of the security is out on loan at December 31, 2008. Total loaned securities had a market value of $82,210,098 at December 31, 2008.
#	Security subject to call option written by the Fund.
^	Rate disclosed is as of December 31, 2008.
ADR	- American Depositary Receipt
Ltd	- Limited

See Notes to Financial Statements.

www.bridgeway.com	31

Aggressive Investors 2 Fund

SCHEDULE OF OPTIONS WRITTEN

Showing percentage of net assets as of December 31, 2008 (Unaudited)

Company	Number of Contracts	Value

COVERED CALL OPTIONS WRITTEN - (0.06)%
Potash Corp. of Saskatchewan, Inc.
Expiring January, 2009 at $70.00	250	$(157,500)
Expiring March, 2009 at $70.00	70	(87,850)

TOTAL COVERED CALL OPTIONS WRITTEN		$(245,350)

(Premiums received $(270,338))

See Notes to Financial Statements.

32	Semi-Annual Report | December 31, 2008 (Unaudited)

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Ultra-Small Company Fund

MANAGER’S COMMENTARY

(Unaudited)

December 31, 2008

Dear Fellow Ultra-Small Company Fund Shareholder,

In the midst of what has now become the worst bear market since the 1930’s, our Fund declined 27.19% for the December quarter. Although this was the second steepest quarterly decline in the Fund’s history, it was significantly better than the 34.77% decline of our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index, and a bit better than the 27.69% decline of our peer benchmark, the Lipper Micro-Cap Stock Funds Index. We lagged the Russell 2000 Index, which is comprised of companies quite a bit larger than our tiny ones. While it’s hard to take a 27% decline any time, we are pleased with providing this much cushion against our market benchmark

For the six month semi-annual period, our Fund declined 34.56%, also providing some cushion against the 37.90% decline for CRSP Cap-Based Portfolio 10 Index. However, we lagged both of our other benchmarks: the Lipper Micro-Cap Stock Funds Index (down 33.37%) and the Russell 2000 Index of small companies (down 26.94%). The economic and market factors detailed on page 3 are the primary reasons for the Fund’s decline. Relative to our primary market benchmark, two factors helped our relative performance: superior stock picks among financial companies, and a 1.7% performance boost from holding some cash awaiting investment. Our lagging performance relative to the Russell 2000 Index was due to the fact that ultra-small companies fell farther in the downturn than those of “small” companies comprising the Russell Index. As detailed in the table on page 35, in this quarter (and in many downturns), ultra-small stocks fell the most of any size group.

For the full calendar year, our Fund declined 46.24%, compared to the 47.33% decline of the CRSP Cap-Based Portfolio 10 Index, the 42.71% decline of the Lipper Micro-Cap Stock Funds Index, and the 33.79% decline of the Russell 2000 Index. Factors contributing to this performance were very similar to the semi-annual period discussed above. This is the fourth ultra-small bear market year (2000, 2002, 2007, and 2008) that we have beaten our primary market index. We have lagged it only once in a bear market (by 1.56% in 1998).

The table below presents our December quarter, six-month, one-year, five-year, ten-year, and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance from inception to December 31, 2008.

	Dec. Qtr. 10/1/08 to 12/31/08	6 Month 7/1/08 to 12/31/08	1 Year 1/1/08 to 12/31/08	5 Year 1/1/04 to 12/31/08	10 Year 1/1/99 to 12/31/08	Life-to-Date 8/5/94 to 12/31/08

Ultra-Small Company Fund	-27.19%	-34.56%	-46.24%	-4.19%	12.05%	13.99%
CRSP Cap-Based Port. 10 Index	-34.77%	-37.90%	-47.33%	-6.57%	7.04%	8.46%
Lipper Micro-Cap Stock Funds Index	-27.69%	-33.37%	-42.71%	-4.59%	3.00%	NA
Russell 2000 Index (small companies)	-26.12%	-26.94%	-33.79%	-0.93%	3.02%	6.51%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Lipper, Inc. The Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,780 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2008, Ultra-Small Company Fund ranked 69th of 94 micro-cap funds for the twelve months ending December 31, 2008, 35th of 70 over the last five years, 2nd of 40 over the last ten years, and 1st of 9 since inception in August, 1994. These long-term numbers and the graph below give two snapshots of our long-term success. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

34	Semi-Annual Report | December 31, 2008 (Unaudited)

Ultra-Small Company Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Ultra-Small Company Fund vs. CRSP 10 Index & Lipper Micro-Cap Stock Funds Index & Russell 2000 Index Inception 8/5/94 to 12/31/08

The Lipper Micro-Cap Stock Funds Index began on 12/31/1995 and the line graph for the Index begins at the same value as the Fund on that date.

The Performance “Big Picture:” Large Cap Dominance Continues in a Severe Down Market

The Short Version:  After leading large companies for eight years in a row from 1999 through 2006, ultra-small stocks as an asset class have been in the performance cellar versus their larger company peers in 2007 and 2008. Add to that the fact that ultra-small stocks have typically fallen farther in a downturn and the fact that 2008 was the worst bear market year since the 1930’s, and you have a formula for a pretty ugly year. Nevertheless, our Fund’s record of beating its market benchmark, especially in down years, is pretty impressive.

The table below presents short-term and long-term statistics for various size companies. There are a number of things to glean from this table. As indicated by the second, third, and fourth columns, ultra-small stocks (last row of the table) tend to be on the “tail end of the whip” in down markets, falling farther than other groups. However, they also tend to be the leaders in up markets and overall, as demonstrated by the ten-year and 83-year periods (last two columns to the right). The long-term numbers are the reason we like ultra-small stocks, although the higher historical average annual return comes at the cost of more risk, especially the risk of falling farther in a bear market. The other two things we like about ultra-small companies are their historical tendency to “bounce back” faster after downturns, and the potential to add value through quantitative stock picking, i.e. the potential to beat the CRSP 10 market by successful stock picking. This latter potential was borne out in each period of the performance table on the previous page, as we have a “clean sweep” beating our primary market benchmark. In addition, of the last fourteen calendar years, we have beaten our primary market benchmark ten times. Of the five down years for CRSP 10, we have added “cushion” (outperformed) four times, and lagged once (1998). We are very proud of this record.

CRSP Decile[1]	Dec. Qtr. 10/1/08 to 12/31/08	Six-months 7/1/08 to 12/31/08	1 Year 1/1/08 to 12/31/08	5 Years 1/1/04 to 12/31/08	10 Years 1/1/99 to 12/31/08	83 Years 1/1/1926 to 12/31/08
1 (ultra-large)	-20.2%	-26.1%	-35.1%	-2.1%	-2.2%	8.9%
2	-24.5%	-34.5%	-41.9%	-0.5%	1.9%	10.1%
3	-26.5%	-36.0%	-40.4%	-1.3%	2.5%	10.4%
4	-24.1%	-32.4%	-37.1%	-0.8%	2.8%	10.3%
5	-26.0%	-31.0%	-35.2%	0.9%	3.3%	10.9%
6	-28.0%	-32.7%	-40.0%	-1.8%	3.5%	10.8%
7	-27.6%	-27.0%	-36.3%	-0.8%	3.5%	10.8%
8	-26.8%	-27.1%	-35.6%	-1.3%	5.6%	11.0%
9	-27.2%	-25.8%	-36.9%	-4.0%	5.5%	11.0%
10 (ultra-small)	-34.8%	-37.9%	-47.3%	-6.6%	7.0%	12.3%

[1]

The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by the market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

www.bridgeway.com	35

Ultra-Small Company Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Detailed Explanation of Quarterly Performance—Some stocks (slightly?) cushioned the blow

The Short Version:  With a dramatic December quarter downturn, we did have a few stocks that helped cushion the blow. All of our top ten stocks had significant positive returns.

In a quarter where misery found plenty of company, investors had to search long and hard for winners in their portfolios. While all economic sectors suffered negative ramifications of the credit crisis and severe downturn, non-cyclical consumer stocks held up better than most. Of the top ten best performers in the Fund, four came from that sector. These are the ten best-performing stocks for the quarter ended December 31, 2008:

Rank	Description	Industry	% Gain
1	Spherion Corp	Commercial Services	36.5%
2	Spartan Motors Inc	Auto Parts & Equipment	28.4%
3	Kirkland’s Inc	Retail	27.9%
4	TeleCommunication Systems Inc	Internet	24.3%
5	RadNet Inc	Healthcare-Services	23.5%
6	Callon Petroleum Co	Oil & Gas	23.4%
7	Fibernet Telecom Group Inc	Telecommunications	16.7%
8	VSE Corp	Engineering & Construction	16.3%
9	Maui Land & Pineapple Co Inc	Agriculture	14.3%
10	Almost Family Inc	Healthcare-Services	13.7%

In the midst of stunningly awful headlines about auto manufacturers and their suppliers, it seems inconceivable that our second best performer could be an auto parts supplier. Read on. This manufacturing company designs and produces chassis for fire trucks and military vehicles and includes major defense contractors like BAE Systems and General Dynamics among its customers. In December, one of its subsidiary companies settled a legal matter with the Department of Justice over terms of a military contract and agreed to pay fines and penalties totaling $6 million. During the review period in advance of the agreement, Spartan revised its code of conduct and compliance, named a new chief compliance officer, and hired a new general counsel. Because of these measures and the resolution of all civil and criminal matters, Spartan expects to remain a major supplier to its defense customers. Its stock rose 20% after the announcement and investors were again able to focus on the strong annual revenue and earnings growth of the past three years.

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  While plummeting energy prices took a bite out of our returns in the December quarter, industrial companies (manufacturing, electronics, and transportation) did even more damage.

In mid-summer, oil prices surged to $146/barrel, and many analysts were calling for $200 and beyond. What a difference a few quarters makes. Over the past six months, the commodities bubbles burst, and crude prices plummeted to a low in December of $31/barrel, a 79% drop. Virtually every company with ties to the energy sector plunged in value. Still, the carnage among small companies was wide spread as demonstrated by the table below. During the quarter, 21 holdings lost over 50% in value.

These are the ten stocks that performed the worst in the quarter ended December 31, 2008:

Rank	Description	Industry	% Loss
1	Conexant Systems Inc	Semiconductors	-78.0%
2	BMB Munai Inc	Oil & Gas	-66.5%
3	China Direct Inc	Commercial Services	-65.6%
4	NN Inc	Metal Fabricate/Hardware	-64.9%
5	Chyron International Corp	Electronics	-63.4%
6	LIN TV Corp	Media	-62.0%
7	Dawson Geophysical Co	Oil & Gas Services	-61.9%
8	Mitcham Industries Inc	Oil & Gas Services	-60.7%
9	CombiMatrix Corp	Biotechnology	-59.0%
10	CTI Industries Corp	Miscellaneous Manufacturing	-58.9%

36	Semi-Annual Report | December 31, 2008 (Unaudited)

Ultra-Small Company Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Conexant Systems was the Fund’s worst performer during the period and lost 78% in return. Like so many technology-related firms, this semiconductor company struggled over the past three months from lackluster sales and canceled orders. During these recessionary times, consumers and businesses alike are hesitant to upgrade technology and make many related purchases. Conexant lowered its quarterly outlook in October and then again in December, as demand for its products continued to decline. The company sold off some non-core assets to raise cash and improve its balance sheet, though the moves did little to generate investor enthusiasm. Conexant cost the Fund over a percent in return during the quarter.

Detailed Explanation of Calendar Year Performance—Companies With Positive Returns

The Short Version:  Forty-eight of the 252 companies we held during the calendar year had positive returns. With all ten S&P sectors recording sizable market losses in 2008, investors had few places to turn for relief from the equity market carnage. Fortunately, our models uncovered some positive-performing companies that produced nice results during the year. Nine different industries in five different sectors were represented on the list, an indication that needles can be found in even the most depressing haystacks. These ten companies contributed about three and a half percent to the return of the Fund during 2008.

These are the ten best performers for the calendar year ended December 31, 2008:

Rank	Description	Industry	% Gain
1	Crawford & Co	Insurance	163.0%
2	Almost Family Inc	Healthcare-Services	82.6%
3	TeleCommunication Systems Inc	Internet	72.1%
4	PetMed Express Inc	Retail	60.1%
5	Eagle Test Systems Inc	Semiconductors	53.3%
6	HQ Sustainable Maritime Industries Inc	Food	44.6%
7	Spherion Corp	Commercial Services	36.5%
8	Moldflow Corp	Software	36.4%
9	Westwood Holdings Group Inc	Diversified Financial Services	34.9%
10	Ezcorp Inc	Retail	32.1%

One more reason to be nice to your kids…they will be choosing your nursing home. Almost Family provides home health and eldercare services across the eastern half of the country. As baby-boomers age and move into their twilight years, the demand for assisted living and homecare services has grown dramatically. Almost Family has benefited significantly from this trend. In August, the company closed on its $45 million acquisition of Patient Care, a move expected to generate substantial revenues immediately. Almost Family added locations in Connecticut, New Jersey, and Pennsylvania during the year and reported an 84% increase in quarterly revenue in November. The company was named the 24th Best Small Company in America by Forbes Magazine in October and contributed over three-quarters of a percent to the return of the Fund in 2008.

Detailed Explanation of Calendar Year Performance—What Didn’t Work

The Short Version:  Investors would love to forget about 2008, as nothing seemed to work and all sectors were hindered by the economic downturn and financial crisis. Even though we beat our primary market benchmark, 41 of the 252 companies we held at some point during the year fell 50% or more. Each of the ten worst performers dropped at least 70% in value, and combined they cost the Fund over five percent in return. While financial companies took the brunt of the negativity early, energy and other commodities contributed losses during the second half of the year, and consumer-driven companies suffered late as the economy moved further into recession.

www.bridgeway.com	37

Ultra-Small Company Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

These are the ten stocks that performed the worst for the calendar year ended December 31, 2008:

Rank	Description	Industry	% Loss
1	China Direct Inc	Commercial Services	-80.2%
2	Rainier Pacific Financial Group Inc	Savings & Loans	-77.8%
3	Conexant Systems Inc	Semiconductors	-77.6%
4	WSI Industries Inc	Hand/Machine Tools	-76.2%
5	BMB Munai Inc	Oil & Gas	-74.4%
6	Chyron International Corp	Electronics	-73.4%
7	Crimson Exploration Inc	Oil & Gas	-72.4%
8	Centrue Financial Corp	Banks	-72.3%
9	Art’s-Way Manufacturing Co Inc	Machinery-Diversified	-71.8%
10	BluePhoenix Solutions Ltd	Computers	-71.0%

Rainier Pacific Financial, a Tacoma Washington-based savings bank, was the Fund’s second worst performer during 2008. The institution suffered from the depressed national real estate market and ongoing deterioration of its construction loan portfolio. Rainier Pacific posted a loss of $3 million in the 3rd quarter and increased its provision for loan loss reserves in anticipation of additional defaults and write-downs in the periods to come. The bank is heavily tied to the residential housing market, which has shown no signs of rebounding in the near future. Its stock price began falling in February 2008 and closed around an all-time low at the end of the year. Rainier Pacific was one of four holdings to lose over three-quarters of its market value during the twelve-month period.

Top Ten Holdings as of December 31, 2008

Three of the Fund’s largest holdings were among its top performers of the quarter: Almost Family, Telecommunications Systems, and VSE Corp. The Fund was well-diversified with eight different industries represented on the top holdings list. Combined, these ten companies accounted for less than 30% of the Fund’s net asset with no single company representing greater than 5%.

Rank	Description	Industry	Percent of Net Assets
1	American Physicians Capital Inc	Insurance	4.8%
2	Almost Family Inc	Healthcare-Services	3.6%
3	Ezcorp Inc - Class A	Retail	3.2%
4	Telecommunication Systems Inc	Internet	3.1%
5	VSE Corp	Engineering & Construction	3.1%
6	AZZ Inc	Miscellaneous Manufacturing	3.0%
7	NVE Corp	Electronics	2.5%
8	VNUS Medical Technologies Inc	Healthcare-Products	2.4%
9	Einstein Noah Restaurant Group Inc	Retail	1.9%
10	Dollar Financial Corp	Commercial Services	1.6%

Total			29.2%

Industry Sector Representation as of December 31, 2008

Virtually no sector was spared the negativity of the past three months (and full year, for that matter). Our models’ overweighting of energy (which plummeted) and underweighting of utilities (which held up better than all other sectors) cost the Fund a couple of percentage points of return. Offsetting this were some relatively strong stock picks among financial companies (banks and insurance companies), as well as the cushioning effect of cash, being held awaiting new data and model picks. Surprisingly, our models’ overall underweighting financials slightly hurt our relative performance during the quarter and the year, as ultra-small banks and insurance companies held up much better than larger companies in the same industries.

38	Semi-Annual Report | December 31, 2008 (Unaudited)

Ultra-Small Company Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

	% of Portfolio	% of CRSP 10 Index	Difference
Basic Materials	1.7%	3.6%	-1.9%
Communications	8.5%	10.4%	-1.9%
Consumer, Cyclical	14.0%	12.5%	1.5%
Consumer, Non-cyclical	24.5%	20.0%	4.5%
Energy	8.1%	8.4%	-0.3%
Financial	10.2%	22.1%	-11.9%
Industrial	23.9%	11.3%	12.6%
Technology	5.3%	9.2%	-3.9%
Utilities	0.0%	0.8%	-0.8%
Diversified	0.0%	1.7%	-1.7%
Cash	3.8%	0.0%	3.8%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2008, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Ultra-Small Company Fund remains closed to new investors, but is open to current investors who purchase directly from Bridgeway. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

www.bridgeway.com	39

Ultra-Small Company Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2008 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 96.16%
Advertising - 0.20%
	APAC Customer Services, Inc.*	100,000	$121,000

Aerospace/Defense - 1.35%
	LMI Aerospace, Inc.*	50,000	568,500
	The Allied Defense Group, Inc.*	39,000	241,800

			810,300

Agriculture - 0.48%
	Maui Land & Pineapple Co., Inc.*	21,400	287,402

Airlines - 1.13%
	Hawaiian Holdings, Inc.*	106,000	676,280

Auto Parts & Equipment - 3.11%
	China Automotive Systems, Inc.*	143,800	487,482
	Spartan Motors, Inc.	182,468	863,073
	Wonder Auto Technology, Inc.*	130,000	509,600

			1,860,155

Banks - 2.18%
	Centrue Financial Corp.	10,000	61,700
	First United Corp.	5,700	76,836
	German American Bancorp, Inc.	8,000	91,120
	Hanmi Financial Corp.	239,900	494,194
	Pennsylvania Commerce Bancorp, Inc.*	21,700	578,522

			1,302,372

Biotechnology - 1.16%
	Repligen Corp.*	184,300	696,654

Chemicals - 1.60%
	ICO, Inc.*	79,300	250,588
	Landec Corp.*	107,800	709,324

			959,912

Commercial Services - 8.65%
	American CareSource Holdings, Inc.*	71,000	500,550
	China Direct, Inc.*+	172,900	250,705
	Dollar Financial Corp.*	95,000	978,500
	Intersections, Inc.*	20,000	104,000
	Medifast, Inc.*	144,500	799,085

Industry	Company	Shares	Value

Commercial Services (continued)
	PRG-Schultz International, Inc.*	153,300	$625,464
	Spherion Corp.*	252,300	557,583
	The Hackett Group, Inc.*	258,900	755,988
	Transcend Services, Inc.*	61,700	605,277

			5,177,152

Computers - 3.22%
	Computer Task Group, Inc.*	70,000	225,400
	Datalink Corp.*	60,000	186,600
	Integral Systems, Inc.*	62,093	748,221
	LaserCard Corp.*	50,000	182,000
	TechTeam Global, Inc.*	21,600	126,360
	TransAct Technologies, Inc.*	100,000	459,000

			1,927,581

Diversified Financial Services - 0.50%
	Advanta Corp., Class B	11,174	23,354
	AeroCentury Corp.*	9,100	82,810
	Broadpoint Securities Group, Inc.*	65,000	193,050

			299,214

Electrical Components & Equipment - 1.54%
	Advanced Battery Technologies, Inc.*+	229,200	609,672
	Nortech Systems, Inc.*+	11,500	46,000
	PowerSecure International, Inc.*	80,000	263,200

			918,872

Electronics - 5.56%
	Chyron International Corp.*	24,000	36,000
	Digital Ally, Inc.*+	195,900	605,331
	Jinpan International, Ltd.+	36,400	528,164
	LaBarge, Inc.*	48,000	688,800
	NVE Corp.*+	56,100	1,465,893

			3,324,188

Engineering & Construction - 3.36%
	Argan, Inc.*	14,000	153,020
	VSE Corp.+	47,300	1,855,579

			2,008,599

Entertainment - 0.09%
	Gaming Partners International Corp.*	10,000	51,300

40	Semi-Annual Report | December 31, 2008 (Unaudited)

Ultra-Small Company Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2008 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Environmental Control - 0.70%
	Industrial Services of America, Inc.	79,000	$416,330

Food - 1.05%
	Overhill Farms, Inc.*	149,600	626,824

Hand/Machine Tools - 1.48%
	K-Tron International, Inc.*	4,300	343,570
	LS Starrett Co., Class A	18,000	289,800
	WSI Industries, Inc.	82,800	254,196

			887,566

Healthcare - Products - 4.15%
	Cardiac Science Corp.*	30,800	231,000
	Northstar Neuroscience, Inc.*	300,000	363,000
	Vascular Solutions, Inc.*	53,000	478,060
	Vnus Medical Technologies, Inc.*	86,800	1,407,896

			2,479,956

Healthcare - Services - 5.98%
	Almost Family, Inc.*+	47,400	2,132,052
	America Service Group, Inc.*	63,000	674,100
	Continucare Corp.*	71,000	149,810
	NovaMed, Inc.*+	80,000	276,800
	RadNet, Inc.*	102,700	344,045

			3,576,807

Insurance - 6.44%
	American Physicians Capital, Inc.	59,550	2,864,355
	Crawford & Co., Class B*+	31,200	453,648
	Meadowbrook Insurance Group, Inc.	83,000	534,520

			3,852,523

Internet - 4.69%
	Bidz.com, Inc.*+	100,600	462,760
	iPass, Inc.*	170,700	208,254
	TeleCommunication Systems, Inc., Class A*	219,100	1,882,069
	Zix Corp.*+	213,200	253,708

			2,806,791

Investment Companies - 1.06%
	Medallion Financial Corp.	60,000	457,800
	Triangle Capital Corp.+	17,300	173,692

			631,492

Industry	Company	Shares	Value

Machinery - Diversified - 0.58%
	Adept Technology, Inc.*	17,356	$65,085
	Presstek, Inc.*	87,000	279,270

			344,355

Media - 0.50%
	LIN TV Corp., Class A*	221,300	241,217
	Saga Communications, Inc., Class A*	35,000	57,750

			298,967

Metal Fabrication - Hardware - 2.56%
	Hawk Corp., Class A*	54,500	904,700
	NN, Inc.	10,100	23,129
	North American Galvanizing & Coatings, Inc.*	157,333	602,585

			1,530,414

Mining - 0.08%
	United States Lime & Minerals, Inc.*	2,100	50,295

Miscellaneous Manufacturing - 4.02%
	AZZ, Inc.*	71,300	1,789,630
	CTI Industries Corp.*	23,500	47,000
	LSB Industries, Inc.*	53,000	440,960
	Portec Rail Products, Inc.	18,000	130,140

			2,407,730

Oil & Gas - 3.42%
	Adams Resources & Energy, Inc.	18,000	306,000
	BMB Munai, Inc.*+	219,900	305,661
	Callon Petroleum Co.*	116,100	301,860
	Crimson Exploration, Inc.*	30,000	93,000
	Double Eagle Petroleum Co.*+	54,000	379,080
	FieldPoint Petroleum Corp.*	121,000	278,300
	GeoResources, Inc.*+	37,600	326,744
	Royale Energy, Inc.*	20,700	57,960

			2,048,605

Oil & Gas Services - 4.66%
	Bolt Technology Corp.*	80,025	556,974
	Boots & Coots International Well Control, Inc.*	586,810	692,436
	Dawson Geophysical Co.*	26,400	470,184
	Mitcham Industries, Inc.*	52,300	207,631
	Natural Gas Services Group, Inc.*	84,800	859,024

			2,786,249

www.bridgeway.com	41

Ultra-Small Company Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2008 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Packaging & Containers - 0.93%
	UFP Technologies, Inc.*	105,100	$555,979

Pharmaceuticals - 3.01%
	Hi-Tech Pharmacal Co., Inc.*	66,300	367,302
	Matrixx Initiatives, Inc.*	49,500	816,255
	Schiff Nutrition International, Inc.*	45,000	268,650
	Spectrum Pharmaceuticals, Inc.*	240,000	350,400

			1,802,607

Retail - 9.67%
	Allion Healthcare, Inc.*	85,500	352,260
	America’s Car-Mart, Inc.*+	65,100	899,031
	Einstein Noah Restaurant Group, Inc.*	193,600	1,113,200
	EZCORP, Inc., Class A*	127,818	1,944,112
	Kirkland’s, Inc.*	73,000	193,450
	PetMed Express, Inc.*	34,538	608,905
	Sport Supply Group, Inc., Class A	95,800	670,600

			5,781,558

Semiconductors - 0.87%
	GSI Technology, Inc.*	70,000	191,800
	Mindspeed Technologies, Inc.*	119,500	97,990
	Ramtron International Corp.*	99,000	182,160
	Richardson Electronics, Ltd.	16,000	47,200

			519,150

Software - 1.17%
	Ebix, Inc.*+	29,400	702,660

Telecommunications - 3.11%
	Applied Signal Technology, Inc.	49,800	893,412
	Communications Systems, Inc.	10,900	85,020
	Fibernet Telecom Group, Inc.*+	55,211	579,715
	Hypercom Corp.*	280,000	302,400

			1,860,547

Textiles - 0.04%
	Forward Industries, Inc.	11,100	24,753

Transportation - 1.70%
	Air T., Inc.	20,000	118,000
	CAI International, Inc.*	36,000	114,120
	USA Truck, Inc.*	56,900	784,651

			1,016,771

Industry	Company	Shares	Value

Trucking & Leasing - 0.16%
	Willis Lease Finance Corp.*	10,000	$92,700

TOTAL COMMON STOCKS - 96.16%			57,522,610

(Cost $73,993,972)

MONEY MARKET FUND - 5.85%

	Rate^	Shares	Value
BlackRock Liquidity Funds TempFund Portfolio #24	1.61%	614,166	614,166
BlackRock Temp Cash Liquidity Fund Institutional Shares #21	1.68%	2,888,199	2,888,199

TOTAL MONEY MARKET FUND - 5.85%			3,502,365

(Cost $3,502,365)

TOTAL INVESTMENTS - 102.01%			$61,024,975
(Cost $77,496,337)
Liabilities in Excess of Other Assets - (2.01)%			(1,204,688)

NET ASSETS - 100.00%			$59,820,287

*	Non Income Producing Security.
+	This security or a portion of the security is out on loan at December 31, 2008. Total loaned securities had a market value of $7,823,129 at December 31, 2008.
^	Rate disclosed is as of December 31, 2008.
Ltd	- Limited

See Notes to Financial Statements.

42	Semi-Annual Report | December 31, 2008 (Unaudited)

THIS PAGE INTENTIONALLY LEFT BLANK

www.bridgeway.com	43

Ultra-Small Company Market Fund

MANAGER’S COMMENTARY

(Unaudited)

December 31, 2008

Dear Fellow Ultra-Small Company Market Fund Shareholder,

In the midst of what has now become the worst bear market since the 1930’s, our Fund declined 27.93% for the December quarter. Although this was the steepest quarterly decline in the Fund’s history, it was significantly better than the 34.77% decline of our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index. Nevertheless, it slightly lagged the 27.69% decline of our peer benchmark, the Lipper Micro-Cap Stock Funds Index, and the 26.12% decline of the Russell 2000 Index, which is comprised of companies quite a bit larger than our tiny ones. While it’s hard to take a 27% decline any time, we are pleased with providing this much cushion against the ultra-small company bear market.

For the six month semi-annual period, our Fund declined 29.81%, also providing some cushion against the 37.90% decline for CRSP Cap-Based Portfolio 10 Index and the 33.37% decline of the Lipper Micro-Cap Stock Funds Index. However, we lagged the Russell 2000 Index of small companies (down 26.94%). The economic and market factors detailed on page 3 are the primary reasons for the Fund’s decline. In addition, ultra-small companies tend to fall farther in a bear market than both small companies, which comprise the Russell 2000 Index, and especially larger companies which comprise the broader market indexes. Relative to our primary market benchmark, our strategy of trying to “sidestep” or avoid companies we believe might go bankrupt was predictably quite successful in this bear market and recession.

For the full calendar year, our Fund declined 39.49%, compared to the 47.33% decline of the CRSP Cap-Based Portfolio 10 Index and the 42.71% decline of the Lipper Micro-Cap Stock Funds Index, and the 33.79% decline of the Russell 2000 Index. Factors contributing to this performance were very similar to the semi-annual period discussed above. This is the fifth ultra-small company bear market calendar year since inception of the Fund. We have beaten our primary market benchmark in every single one of these years (1998, 2000, 2002, 2007), and now, the big test, 2008—one we won’t forget anytime soon.

The table below presents our December quarter, six-month, one-year, five-year, ten-year, and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance from inception to December 31, 2008.

	Dec. Qtr. 10/1/08 to 12/31/08	Six-month 7/1/08 to 12/31/08	1 Year 1/1/08 to 12/31/08	5 Year 1/1/04 to 12/31/08	10 Year 1/1/99 to 12/31/08	Life-to-Date 7/31/97 to 12/31/08

Ultra-Small Company Market Fund	-27.93%	-29.81%	-39.49%	-4.42%	9.44%	8.01%
CRSP Cap-Based Port. 10 Index	-34.77%	-37.90%	-47.33%	-6.57%	7.04%	5.60%
Lipper Micro-Cap Stock Funds Index	-27.69%	-33.37%	-42.71%	-4.59%	3.00%	2.86%
Russell 2000 Index (small companies)	-26.12%	-26.94%	-33.79%	-0.93%	3.02%	2.94%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Lipper, Inc. The Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,780 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2008, Ultra-Small Company Market Fund ranked 33rd of 94 micro-cap funds for the twelve months ending December 31, 2008, 37th of 70 over the last five years, 6th of 40 over the last ten years, and 6th of 30 since inception in July 1997. These long-term numbers and the graph below give two snapshots of our long-term success. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

44	Semi-Annual Report | December 31, 2008 (Unaudited)

Ultra-Small Company Market Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Ultra-Small Company Market Fund vs. CRSP 10 Index & Lipper Micro-Cap Stock Funds Index & Russell 2000 Index Inception 7/31/97 to 12/31/08

The Performance “Big Picture:” Large-Cap Dominance Continues in a Severe Down Market

The Short Version:  After leading large companies for eight years in a row from 1999 through 2006, ultra-small stocks as an asset class have been in the performance cellar versus their larger company peers in 2007 and 2008. Add to that the fact that ultra-small stocks have typically fallen farther in a downturn and the fact that 2008 was the worst bear market year since the 1930’s, and you have a formula for a pretty ugly year.

The table below presents short-term and long-term statistics for various size companies. There are a number of things to glean from this table. As indicated by the second, third, and fourth columns, ultra-small stocks (last row of the table) tend to be on the “tail end of the whip” in down markets, falling farther than other groups. However, they also tend to be the leaders in up markets and overall, as demonstrated by the ten-year and 83-year periods (last two columns to the right). The long-term numbers are the reason we like ultra-small stocks, although the higher historical average annual return comes at the cost of more risk, especially the risk of falling farther in a bear market. The other two things we like about ultra-small companies are their historical tendency to “bounce back” faster after downturns, and the potential to add value through quantitative stock picking, i.e. the potential to beat the CRSP 10 market by successful stock picking. This latter potential was borne out in each period of the performance table on the previous page, as we have a “clean sweep” beating our primary market benchmark. In addition, of the last fourteen calendar years, we have beaten our primary market benchmark ten times. Of the five down years for CRSP 10, we have added “cushion” (outperformed) four times, and lagged once (1998). We are very proud of this record.

CRSP Decile[1]	Dec. Qtr. 10/1/08 to 12/31/08	Six-Months 7/1/08 to 12/31/08	1 Year 1/1/08 to 12/31/08	5 Years 1/1/04 to 12/31/08	10 Years 1/1/99 to 12/31/08	83 Years 1/1/1926 to 12/31/08
1 (ultra-large)	-20.2%	-26.1%	-35.1%	-2.1%	-2.2%	8.9%
2	-24.5%	-34.5%	-41.9%	-0.5%	1.9%	10.1%
3	-26.5%	-36.0%	-40.4%	-1.3%	2.5%	10.4%
4	-24.1%	-32.4%	-37.1%	-0.8%	2.8%	10.3%
5	-26.0%	-31.0%	-35.2%	0.9%	3.3%	10.9%
6	-28.0%	-32.7%	-40.0%	-1.8%	3.5%	10.8%
7	-27.6%	-27.0%	-36.3%	-0.8%	3.5%	10.8%
8	-26.8%	-27.1%	-35.6%	-1.3%	5.6%	11.0%
9	-27.2%	-25.8%	-36.9%	-4.0%	5.5%	11.0%
10 (ultra-small)	-34.8%	-37.9%	-47.3%	-6.6%	7.0%	12.3%

[1]

The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by the market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

www.bridgeway.com	45

Ultra-Small Company Market Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Providing Some Protection in the Down Years

The Short Version:  “Protection” would probably be a wild overstatement; “cushion” against the downturn would be more accurate. Nevertheless, our Fund’s perfect record of beating its market benchmark in bear market calendar years is very impressive and has significantly “tweaked” the risk and return of our asset class in a direction favorable to shareholders. Since inception in 1997, we have outperformed both the CRSP 10 Index of ultra-small companies and the Russell 2000 Index of small companies with less downside risk than both. That’s a powerful combination.

Year	Fund	CRSP 10	Difference	Bear?
1998	-1.8%	-11.6%	9.8%	bear
1999	31.5%	28.1%	3.4%	bull
2000	0.7%	-12.9%	13.6%	bear
2001	24.0%	36.8%	-12.8%	bull
2002	4.9%	-5.5%	10.4%	bear
2003	79.4%	92.4%	-13.0%	bull
2004	20.1%	18.6%	1.5%	bull
2005	4.1%	5.9%	-1.8%	bull
2006	11.5%	19.5%	-8.0%	bull
2007	-5.4%	-9.9%	4.5%	bear
2008	-39.5%	-47.3%	7.8%	bear
Average (Life to Date)	8.0%	5.6%	2.4%

The table above shows our record of performance versus our primary market benchmark of ultra-small companies. We consider our Fund to be mostly passively managed. We seek to match the industry and sector representation and other characteristics of the CRSP Index by choosing a representative sample of companies from the same universe. However, we try to add some value (or at least not to destroy value) with a) excellent trading execution, e.g., not paying brokers too much for the stocks we buy, and b) by trying to avoid companies at higher risk of going bankrupt. This latter effort has an interesting aspect of potentially adding slightly to returns over the long haul, but also providing some cushion just when you need it: in a down market. Good questions are, “how much more return?” and “how much less risk?”

To the first question, there is a definitive answer. Since inception, we have outperformed our index by 2.4% per year. This is probably slightly misleading as a long-term benchmark, however, since the period both began and ended with a bear market, the environment favorable to our Fund on a relative basis. If you “take out” 2008, we beat the CRSP 10 Index by about 1.3%/year, which we think is a more realistic number.

The risk side of the equation is quite a bit “dicier,” since there are no universally accepted measures of risk. One measure is beta, or market risk. Versus the CRSP 10 Index, our Fund has been about 19% less risky. Interestingly, on this measure we are also less risky (about 3%) than the Russell 2000 Index of small companies. If we look at total magnitude of decline in down markets, our Fund has been 20% less risky than the CRSP 10 Index, and about 6% less risky than the Russell 2000 Index. We are very pleased with these results.

Detailed Explanation of Quarterly Performance—Some stocks (slightly) cushioned the blow

The Short Version:  With a dramatic December quarter downturn, we did have a few stocks that helped cushion the blow. All of our top ten stocks had significant positive returns.

46	Semi-Annual Report | December 31, 2008 (Unaudited)

Ultra-Small Company Market Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

In a quarter where misery found plenty of company, investors had to search long and hard for winners in their portfolios. While virtually all sectors suffered negative ramifications of the credit crisis and severe downturn in the economy, the Fund held multiple winners from various industries that performed quite well during the past three months. In fact, ten industries in six different sectors were represented in the list of best performers. These are the ten best performers for the quarter ended December 31, 2008:

Rank	Description	Industry	% Gain
1	Dolan Media Co	Media	79.1%
2	BankAtlantic Bancorp Inc	Savings & Loans	64.3%
3	Westmoreland Coal Co	Coal	53.8%
4	Hot Topic Inc	Retail	40.2%
5	Comverge Inc	Energy-Alternate Sources	37.2%
6	Virginia Commerce Bancorp	Banks	30.7%
7	Spartan Motors Inc	Auto Parts & Equipment	28.7%
8	Dynamics Research Corp	Computers	25.2%
9	Unica Corp	Software	24.6%
10	HMS Holdings Corp	Commercial Services	24.4%

With retailers across the country crying doom and gloom over the recessionary times, Hot Topic somehow managed to buck the negative trend. While many consumers have avoided the malls and restricted purchases to only the necessities of life, the products sold by this teen apparel company have become “must buys” despite the economic downturn. Hot Topics has realized increased demand for its clothing and merchandise tied to the latest in music trends and pop culture. It reported strong sales in both October and November and raised its quarterly outlook, something few other retailers have been able to do. Its stock closed at a new 52-week high to end 2008.

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  The carnage was deep and broad.

When all ten of the worst performing stocks in a Fund lose over 75% in value…that constitutes a very tough quarter for equities. This mostly passively-managed Fund is well-diversified across the sectors, and no industry was spared from the market carnage. Financials, energy, and retail may have garnered much of the negative talk from market pundits, but technology, communications, healthcare and others were all caught up in the economic downturn during the past three months as well. Six different sectors were represented in the list of poor performers. These are the ten stocks that performed the worst in the quarter ended December 31, 2008:

Rank	Description	Industry	% Loss
1	Xerium Technologies Inc	Forest Products & Paper	-89.8%
2	Cerus Corp	Healthcare-Products	-83.4%
3	Consumer Portfolio Services Inc	Diversified Financial Services	-82.7%
4	Commercial Vehicle Group Inc	Auto Parts & Equipment	-82.1%
5	United Community Financial Corp	Savings & Loans	-81.5%
6	NMT Medical Inc	Healthcare-Products	-81.1%
7	Avigen Inc	Biotechnology	-81.0%
8	Dot Hill Systems Corp	Computers	-79.2%
9	NN Inc	Metal Fabricate/Hardware	-77.5%
10	Dover Motorsports Inc	Entertainment	-76.2%

NN, Inc. produces various metals, plastics, and rubber products for manufacturers across the globe. The company experienced a dramatic decline in demand for its products in the recession, particularly among its automotive-related customers. Additionally, its European business suffered when the dire economic times spread abroad. In November, management reduced both its 4th quarter and full-2008 outlooks and announced plans to substantially lower operating costs. NN will shut down a facility is Kilkenny, Ireland and predicts a quarterly charge of over $5 million for severance and other closing costs.

www.bridgeway.com	47

Ultra-Small Company Market Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Detailed Explanation of Calendar Year Performance—Companies With Positive Returns

The Short Version:  146 of the 711 companies we held during the calendar year had positive returns.

For energy companies, 2008 was a tale of two markets. Oil prices soared to $146/barrel in the first half of the year, only to dive dramatically to a low of $31/barrel in December. Other commodities followed a similar price trek. Surprisingly, three of our best Fund performers were commodity-related and experienced great returns during our early year holding period. One advantage of ultra-small stocks is that they can sometimes create lucrative niche markets that do well even in a downturn. Six of our top performers doubled (or more) in value, with the best increasing over 300% during the time we owned it in 2008.

These are the ten best performers for the calendar year ended December 31, 2008.

Rank	Description	Industry	% Gain
1	James River Coal Co	Coal	339.5%
2	Clayton Williams Energy Inc	Oil & Gas	167.6%
3	Encysive Pharmaceuticals Inc	Pharmaceuticals	165.6%
4	Finish Line	Retail	132.6%
5	Almost Family Inc	Healthcare-Services	132.3%
6	Fuel Systems Solutions Inc	Auto Parts & Equipment	129.3%
7	Dolan Media Co	Media	79.1%
8	Contango Oil & Gas Co	Oil & Gas	72.9%
9	Collagenex Pharmaceuticals Inc	Pharmaceuticals	72.1%
10	Criticare Systems Inc	Healthcare-Products	68.2%

One more reason to be nice to your kids…they will be choosing your nursing home. Almost Family provides home health and eldercare services across the eastern half of the country. As baby-boomers age and move into their twilight years, the demand for assisted living and homecare services has grown dramatically. Almost Family has benefited significantly from this trend. In August, the company closed on its $45 million acquisition of Patient Care, a move expected to generate substantial revenues immediately. Almost Family added locations in Connecticut, New Jersey, and Pennsylvania during the year and reported an 84% increase in quarterly revenue in November. The company was named the 24th Best Small Company in America by Forbes Magazine in October and contributed over three-quarters of a percent to the return of the Fund in 2008.

Detailed Explanation of Calendar Year Performance—What Didn’t Work

The Short Version:  Perhaps not surprisingly, finance-related companies heavily populated our worst performers list for the calendar year.

Much of the current negative economic and market conditions stem from the subprime mortgage debacle and other problems with poor lending and toxic securities at the nation’s financial companies. While the negativity has spread to all other sectors, financials continue to struggle in this depressed environment. Five of the worst performers for 2008 were financial services-related and, combined, they cost this passively-managed Fund about a half a percent in return.

These are the ten stocks that performed the worst for the calendar year ended December 31, 2008:

Rank	Description	Industry	% Loss
1	Keryx Biopharmaceuticals Inc	Pharmaceuticals	-93.0%
2	Rainier Pacific Financial Group Inc	Savings & Loans	-90.5%
3	Consumer Portfolio Services Inc	Diversified Financial Services	-88.1%
4	Federal Agricultural Mortgage Corp	Diversified Financial Services	-86.7%
5	Commercial Vehicle Group Inc	Auto Parts & Equipment	-86.3%
6	Xerium Technologies Inc	Forest Products & Paper	-85.9%
7	DEI Holdings Inc	Distribution/Wholesale	-84.9%
8	Cerus Corp	Healthcare-Products	-84.4%
9	Pacific State Bancorp	Banks	-83.9%
10	Beverly Hills Bancorp Inc	Banks	-82.8%

48	Semi-Annual Report | December 31, 2008 (Unaudited)

Ultra-Small Company Market Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Rainier Pacific Financial, a Tacoma Washington-based savings bank, was the Fund’s second worst performer during 2008. The institution suffered from the depressed national real estate market and ongoing deterioration of its construction loan portfolio. Rainier Pacific posted a loss of $3 million in the 3rd quarter and increased its provision for loan loss reserves in anticipation of additional defaults and write-downs in the periods to come. The bank is heavily tied to the residential housing market, which has shown no signs of rebounding in the near future. Its stock price began falling in February 2008 and closed around an all-time low at the end of the year. Rainier Pacific lost over 90% during the calendar year 2008.

Top Ten Holdings as of December 31, 2008

Because this passively-managed fund is designed to generally track the ultra-small-cap index (CRSP 10), no one company comprises too high a percentage of its assets. In fact, the top ten holdings represent less than twelve percent of overall Fund net assets and no stock accounts for greater than one-and-a-half percent. The only way a stock makes this list is by appreciation, since we never buy as much as even a half percent of net assets in a single stock.

Rank	Description	Industry	Percent of Net Assets
1	Axsys Technologies Inc	Electronics	1.5%
2	Ezcorp Inc	Retail	1.4%
3	Spartan Stores Inc	Food	1.2%
4	PetMed Express Inc	Retail	1.2%
5	Hub Group Inc	Transportation	1.1%
6	Cal-Maine Foods Inc	Food	1.1%
7	Hot Topic Inc	Retail	1.1%
8	HMS Holdings Corp	Commercial Services	1.1%
9	Cryolife Inc	Healthcare-Products	1.1%
10	Standard Parking Corp	Commercial Services	1.0%

			11.8%

Industry Sector Representation as of December 31, 2008

Virtually no sector was spared the negativity of the past three months (and full year, for that matter). Despite the ongoing problems faced by banks and other financial services companies given the credit crisis and economic recession, financials represented the largest sector allocation for both our Fund and the CRSP 10 Index. Typically, any differences in the sector weightings between the Fund and the index will be slight, and we are continually, but gradually working to bring the sector weights back in line with the underlying Index. At December 31, the largest sectors were finance and consumer non-cyclicals.

	% of Portfolio	% CRSP 10 Index	Difference
Basic Materials	2.6%	3.6%	-1.0%
Communications	8.8%	10.4%	-1.6%
Consumer, Cyclical	13.4%	12.5%	0.9%
Consumer, Non-cyclical	21.3%	20.0%	1.3%
Energy	5.2%	8.4%	-3.2%
Financial	25.6%	22.1%	3.5%
Industrial	10.7%	11.3%	-0.6%
Technology	7.0%	9.2%	-2.2%
Utilities	1.4%	0.8%	0.6%
Diversified	0.4%	1.7%	-1.3%
Cash	3.6%	0.0%	3.6%

Total	100.0%	100.0%

www.bridgeway.com	49

Ultra-Small Company Market Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Disclaimer

The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2008, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Thank you for your continued investment in Ultra-Small Company Market Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

50	Semi-Annual Report | December 31, 2008 (Unaudited)

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www.bridgeway.com	51

Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2008 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 95.22%
Advertising - 0.10%
	APAC Customer Services, Inc.*	265,500	$321,255

Aerospace/Defense - 0.06%
	Astronics Corp.*	900	8,010
	Astronics Corp., Class B*	11,017	94,636
	CPI Aerostructures, Inc.*	15,300	84,150

			186,796

Agriculture - 0.01%
	AgFeed Industries, Inc.*+	25,001	40,252

Airlines - 0.69%
	Hawaiian Holdings, Inc.*	348,000	2,220,240

Apparel - 0.48%
	Cherokee, Inc.+	15,880	275,518
	Tandy Brands Accessories, Inc.(a)	13,600	18,360
	Unifi, Inc.*	441,900	1,246,158

			1,540,036

Auto Parts & Equipment - 1.56%
	Commercial Vehicle Group, Inc.*	16,229	15,093
	Dorman Products, Inc.*	41,100	542,520
	Fuel Systems Solutions, Inc.*+	81,750	2,678,130
	Spartan Motors, Inc.	382,600	1,809,698

			5,045,441

Banks - 12.55%
	Abigail Adams National Bancorp	22,220	55,772
	Arrow Financial Corp.	109,545	2,753,961
	Bancorp Rhode Island, Inc.	70,800	1,500,960
	Capitol Bancorp, Ltd.+	137,820	1,074,996
	Cass Information Systems, Inc.	70,317	2,141,856
	Center Bancorp, Inc.	68,342	559,038
	Centrue Financial Corp.	31,200	192,504
	Financial Institutions, Inc.	78,000	1,119,300
	First Community Bancshares, Inc.	35,796	1,248,207
	First Security Group, Inc.	106,900	493,878
	First South Bancorp, Inc.+	43,306	543,923
	Gateway Financial Holdings, Inc.+	87,654	512,776
	Guaranty Federal Bancshares, Inc.	62,556	332,172
	Irwin Financial Corp.*+	197,971	255,383
	Lakeland Financial Corp.	77,388	1,843,382
	MainSource Financial Group, Inc.	143,600	2,225,800

Industry	Company	Shares	Value

Banks (continued)
	Mercantile Bank Corp.	77,894	$334,944
	Merchants Bancshares, Inc.	17,800	334,462
	Midwest Banc Holdings, Inc.+	262,900	368,060
	MidWestOne Financial Group, Inc.	36,681	364,609
	Northeast Bancorp	4,700	33,887
	Oriental Financial Group, Inc.	239,900	1,451,395
	PAB Bankshares, Inc.+	1,301	5,724
	Pacific Mercantile Bancorp	20,700	101,430
	Pacific State Bancorp*+	26,386	50,133
	Pennsylvania Commerce Bancorp, Inc.*	27,751	739,842
	Peoples Bancorp, Inc.	59,120	1,130,966
	Pinnacle Financial Partners, Inc.*	63,700	1,898,897
	Republic First Bancorp, Inc.*	174,900	1,539,120
	Sierra Bancorp+	75,000	1,575,000
	Smithtown Bancorp, Inc.+	70,730	1,133,802
	Southcoast Financial Corp.*	27,099	113,274
	Southside Bancshares, Inc.	107,670	2,530,245
	State Bancorp, Inc.	34,500	336,030
	Sterling Bancorp	183,400	2,573,102
	Suffolk Bancorp	27,397	984,374
	Superior Bancorp*+	59,792	189,541
	Tennessee Commerce Bancorp, Inc.*+	40,981	245,476
	Union Bankshares Corp.	8,099	200,855
	United Security Bancshares+	101,707	1,177,767
	Univest Corp. of Pennsylvania+	57,865	1,859,781
	Virginia Commerce Bancorp*	59,659	308,437
	West Bancorporation, Inc.	131,378	1,609,380
	West Coast Bancorp	83,440	549,870

			40,594,311

Beverages - 0.12%
	Peet’s Coffee & Tea, Inc.*	17,400	404,550

Biotechnology - 2.26%
	Affymax, Inc.*	29,303	292,737
	Avigen, Inc.*	298,900	227,164
	Discovery Laboratories, Inc.*+	1,083,000	1,212,960
	Dynavax Technologies Corp.*	214,234	179,957
	Immunogen, Inc.*+	423,217	1,815,601
	Repligen Corp.*	41,134	155,486

52	Semi-Annual Report | December 31, 2008 (Unaudited)

Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2008 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Biotechnology (continued)
	Sangamo Biosciences, Inc.*+	370,100	$1,287,948
	Seattle Genetics, Inc.*+	187,455	1,675,848
	Vical, Inc.*+	337,600	476,016

			7,323,717

Building Materials - 0.16%
	Comfort Systems USA, Inc.	43,900	465,340
	US Home Systems, Inc.*	16,067	41,614

			506,954

Chemicals - 1.69%
	American Pacific Corp.*	35,524	285,968
	American Vanguard Corp.+	41,700	487,890
	Balchem Corp.	45,675	1,137,764
	ICO, Inc.*	182,600	577,016
	Landec Corp.*	205,000	1,348,900
	Quaker Chemical Corp.	99,700	1,640,065

			5,477,603

Coal - 0.41%
	James River Coal Co.*+	26,074	399,714
	National Coal Corp.*	201,400	255,778
	Westmoreland Coal Co.*	59,675	662,393

			1,317,885

Commercial Services - 5.62%
	Carriage Services, Inc.*	134,500	270,345
	Corvel Corp.*	75,433	1,658,017
	Franklin Covey Co.*	192,400	1,164,020
	Geo Group, Inc.*	48,863	881,000
	Healthcare Services Group	53,325	849,467
	Hill International, Inc.*	75,000	528,000
	HMS Holdings Corp.*	109,700	3,457,744
	Intersections, Inc.*	158,584	824,637
	Kendle International, Inc.*	22,390	575,871
	Multi-Color Corp.	88,704	1,403,297
	National Research Corp.+	40,300	1,167,088
	RCM Technologies, Inc.*	84,959	91,756
	Standard Parking Corp.*	162,200	3,136,948
	Team, Inc.*	65,200	1,806,040
	The Hackett Group, Inc.*	126,389	369,056

			18,183,286

Computers - 2.65%
	Cogo Group, Inc.*	228,100	1,108,566
	Computer Task Group, Inc.*	92,400	297,528
	Cray, Inc.*	101,200	210,496
	Dynamics Research Corp.*	24,558	196,464
	Integral Systems, Inc.*+	124,112	1,495,550
	LaserCard Corp.*+	146,775	534,261
	Mercury Computer Systems, Inc.*	60,600	382,386

Industry	Company	Shares	Value

Computers (continued)
	Netscout Systems, Inc.*	117,900	$1,016,298
	Planar Systems, Inc.*	146,905	89,612
	RadiSys Corp.*	187,900	1,039,087
	Rimage Corp.*	28,500	382,185
	TechTeam Global, Inc.*	190,370	1,113,665
	Tier Technologies, Inc., Class B*	39,166	211,496
	TransAct Technologies, Inc.*	105,800	485,622

			8,563,216

Distribution/Wholesale - 0.60%
	Chindex International, Inc.*	121,200	963,540
	Rentrak Corp.*	83,800	988,002

			1,951,542

Diversified Financial Services - 1.78%
	AeroCentury Corp.*(b)	85,700	779,870
	Consumer Portfolio Services*	311,127	122,895
	Cowen Group, Inc.*	32,158	200,666
	Encore Capital Group, Inc.*	154,914	1,115,381
	International Assets Holding Corp.*+	33,886	290,742
	Rodman & Renshaw Capital Group, Inc.*+	247,958	213,244
	TradeStation Group, Inc.*+	245,974	1,586,532
	Westwood Holdings Group, Inc.+	51,200	1,454,592

			5,763,922

Electric Utilities - 0.72%
	Central Vermont Public Service Corp.	81,600	1,946,976
	EnerNOC, Inc.*	39,400	293,136
	Unitil Corp.	5,100	105,315

			2,345,427

Electrical Components & Equipment - 0.97%
	American Superconductor Corp.*	62,300	1,016,113
	China BAK Battery, Inc.*+	143,811	232,974
	Fushi Copperweld, Inc.*+	226,000	1,191,020
	PowerSecure International, Inc.*	208,800	686,952

			3,127,059

Electronics - 1.85%
	Advanced Photonix, Inc., Class A*	76,550	51,288
	Axsys Technologies, Inc.*	86,887	4,766,621
	Measurement Specialties, Inc.*	104,500	726,275
	Napco Security Technologies*	57,034	73,574
	Vicon Industries, Inc.*	66,400	370,512

			5,988,270

www.bridgeway.com	53

Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2008 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Energy - Alternative Sources - 0.82%
	Ascent Solar Technologies, Inc.*+	83,000	$312,080
	Aventine Renewable Energy Holdings, Inc.*	400,300	260,195
	Comverge, Inc.*+	164,500	806,050
	Hoku Scientific, Inc.*+	205,387	548,384
	Ocean Power Technologies, Inc.*+	84,483	565,191
	Plug Power, Inc.*	167,897	171,255

			2,663,155

Engineering & Construction - 1.45%
	ENGlobal Corp.*	259,200	842,400
	Layne Christensen Co.*	81,000	1,944,810
	Michael Baker Corp.*	51,700	1,908,247

			4,695,457

Entertainment - 0.35%
	Canterbury Park Holding Corp.	59,400	351,054
	Dover Motorsports, Inc.+	159,500	207,350
	Great Wolf Resorts, Inc.*	30,998	47,737
	Silverleaf Resorts, Inc.*+	308,414	218,974
	Steinway Musical Instruments*	18,314	320,678

			1,145,793

Environmental Control - 0.48%
	Casella Waste Systems, Inc., Class A*	192,634	785,947
	Darling International, Inc.*	139,500	765,855

			1,551,802

Food - 3.44%
	Cal-Maine Foods, Inc.+	126,600	3,633,420
	Lifeway Foods, Inc.*+	156,302	1,403,592
	M&F Worldwide Corp.*	53,898	832,724
	Spartan Stores, Inc.	165,457	3,846,875
	Village Super Market, Inc., Class A	24,600	1,411,794

			11,128,405
Forest Products & Paper - 0.01%
	Xerium Technologies, Inc.*	62,373	41,166

Gas - 0.31%
	Chesapeake Utilities Corp.	31,606	994,957

Hand/Machine Tools - 0.15%
	LS Starrett Co., Class A	29,200	470,120

Healthcare - Products - 5.41%
	Abaxis, Inc.*+	80,400	1,288,812
	Atrion Corp.	31,792	3,087,003

Industry	Company	Shares	Value

Healthcare - Products (continued)
	Bovie Medical Corp.*	145,900	$903,121
	Cardiac Science Corp.*	78,123	585,922
	CryoLife, Inc.*+	356,000	3,456,760
	Cynosure, Inc., Class A*	47,185	430,799
	Hanger Orthopedic Group, Inc.*	146,317	2,123,060
	Natus Medical, Inc.*	66,800	865,060
	Span-America Medical Systems, Inc.	47,900	455,529
	Utah Medical Products, Inc.	49,900	1,095,305
	Vnus Medical Technologies, Inc.*	106,000	1,719,320
	Zoll Medical Corp.*	78,700	1,486,643

			17,497,334

Healthcare - Services - 2.51%
	Alliance Imaging, Inc.*	335,992	2,677,856
	Almost Family, Inc.*+	11,600	521,768
	Amedisys, Inc.*+	67,560	2,792,931
	America Service Group, Inc.*	93,000	995,100
	Nighthawk Radiology Holdings, Inc.*	97,200	472,392
	NovaMed, Inc.*+	194,400	672,624

			8,132,671

Holding Companies - Diversified - 0.41%
	GSC Acquisition Co.*+	127,592	1,199,365
	Resource America, Inc., Class A	31,731	126,924

			1,326,289

Home Builders - 0.51%
	Amrep Corp.*	17,100	534,888
	M/I Homes, Inc.	19,800	208,692
	Nobility Homes, Inc.(a)	16,300	128,933
	Palm Harbor Homes, Inc.*	116,229	578,820
	Skyline Corp.	10,041	200,720

			1,652,053

Home Furnishings - 0.01%
	Koss Corp.	4,138	38,483

Insurance - 2.47%
	Donegal Group, Inc., Class A	53,750	901,388
	Hallmark Financial Services*	88,400	775,268
	Investors Title Co.	56,432	2,107,735
	Meadowbrook Insurance Group, Inc.	185,200	1,192,688
	Mercer Insurance Group, Inc.	144,257	1,823,408
	NYMAGIC, Inc.+	62,000	1,181,100

			7,981,587

54	Semi-Annual Report | December 31, 2008 (Unaudited)

Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2008 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Internet - 3.48%
	A.D.A.M., Inc.*	125,700	$502,800
	ActivIdentity Corp.*	453,900	812,481
	Art Technology Group, Inc.*	586,137	1,131,244
	drugstore.com, Inc.*+	819,834	1,016,594
	Entrust, Inc.*	248,074	391,957
	Health Grades, Inc.*	162,679	335,119
	Insure.com, Inc.*	30,400	85,728
	Keynote Systems, Inc.*	147,400	1,136,454
	Lionbridge Technologies, Inc.*	516,595	645,744
	LookSmart, Ltd.*	390,080	635,830
	New Motion, Inc.*	145,173	166,949
	PC-TEL, Inc.	143,000	939,510
	Perficient, Inc.*	186,138	889,740
	SumTotal Systems, Inc.*	429,730	1,220,433
	SupportSoft, Inc.*	168,000	374,640
	TheStreet.com, Inc.	335,500	972,950

			11,258,173

Investment Companies - 0.38%
	Medallion Financial Corp.	161,400	1,231,482

Iron/Steel - 0.47%
	Friedman Industries	98,300	656,644
	General Steel Holdings, Inc.*+	2,271	8,948
	Great Northern Iron Ore Property+	12,000	858,000

			1,523,592

Leisure Time - 0.20%
	GameTech International, Inc.*	149,290	216,471
	Nautilus, Inc.*	197,700	436,917

			653,388

Lodging - 0.17%
	Lodgian, Inc.*	122,500	260,925
	Monarch Casino & Resort, Inc.*	2,185	25,455
	Red Lion Hotels Corp.*	110,194	262,262

			548,642

Machinery - Diversified - 1.00%
	Hurco Cos, Inc.*+	82,556	990,672
	Presstek, Inc.*	110,757	355,530
	Twin Disc, Inc.	272,800	1,879,592

			3,225,794

Media - 1.12%
	Acacia Research Corp.*	73,509	223,468
	DG FastChannel, Inc.*	64,184	801,016
	Dolan Media Co.*+	246,700	1,625,753

Industry	Company	Shares	Value

Media (continued)
	Global Traffic Network, Inc.*	27,874	$162,784
	LIN TV Corp., Class A*	233,823	254,867
	PRIMEDIA, Inc.	254,837	552,996

			3,620,884

Metal Fabrication - Hardware - 1.19%
	Ampco-Pittsburgh Corp.	68,387	1,483,998
	Furmanite Corp.*	151,200	814,968
	Hawk Corp., Class A*	56,600	939,560
	NN, Inc.	60,200	137,858
	Northwest Pipe Co.*	11,347	483,496

			3,859,880

Mining - 0.40%
	United States Lime & Minerals, Inc.*	53,700	1,286,115

Miscellaneous Manufacturing - 1.27%
	AZZ, Inc.*	34,100	855,910
	Flanders Corp.*+	85,183	399,508
	Park-Ohio Holdings Corp.*	98,597	608,344
	PMFG, Inc.*	102,000	975,120
	Raven Industries, Inc.	35,600	857,960
	Spire Corp.*+	55,700	286,298
	TriMas Corp.*	89,000	122,820

			4,105,960

Oil & Gas - 1.96%
	Adams Resources & Energy, Inc.	22,300	379,100
	ATP Oil & Gas Corp.*+	29,600	173,160
	BMB Munai, Inc.*+	362,839	504,346
	Brigham Exploration Co.*	388,500	1,243,200
	Double Eagle Petroleum Co.*	93,900	659,178
	GeoMet, Inc.*	259,900	447,028
	GeoResources, Inc.*+	37,134	322,695
	RAM Energy Resources, Inc.*+	556,522	489,739
	Royale Energy, Inc.*	93,856	262,797
	Teton Energy Corp.*	116,200	113,876
	Vaalco Energy, Inc.*	236,200	1,757,328

			6,352,447

Oil & Gas Services - 1.97%
	Bolt Technology Corp.*+	155,763	1,084,110
	Boots & Coots International Well Control, Inc.*	542,700	640,386
	Dawson Geophysical Co.*	15,799	281,380
	Lufkin Industries, Inc.	63,842	2,202,549
	Matrix Service Co.*	32,632	250,287
	Mitcham Industries, Inc.*	161,700	641,949
	Natural Gas Services Group, Inc.*	67,966	688,496

www.bridgeway.com	55

Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2008 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Oil & Gas Services (continued)
	Omni Energy Services Corp.*	49,041	$58,359
	Trico Marine Services, Inc.*+	114,100	510,027

			6,357,543

Packaging & Containers - 0.34%
	AEP Industries, Inc.*	63,000	1,107,540

Pharmaceuticals - 1.94%
	Anika Therapeutics, Inc.*	197,639	600,823
	Indevus Pharmaceuticals, Inc.*+	239,600	752,344
	Mannatech, Inc.+	90,680	222,166
	Matrixx Initiatives, Inc.*	94,800	1,563,252
	MiddleBrook Pharmaceuticals, Inc.*+	450,600	675,900
	Quigley Corp.*+	124,000	507,160
	Reliv International, Inc.+	103,100	463,950
	Rigel Pharmaceuticals, Inc.*+	108,962	871,696
	Sciclone Pharmaceuticals, Inc.*+	15,200	11,248
	Spectrum Pharmaceuticals, Inc.*	47,261	69,001
	Theragenics Corp.*	459,131	537,183

			6,274,723

Real Estate - 0.64%
	Consolidated-Tomoka Land Co.	43,800	1,672,722
	Stratus Properties, Inc.*	32,300	402,458

			2,075,180

Retail - 8.75%
	AFC Enterprises, Inc.*	127,732	599,063
	Allion Healthcare, Inc.*	314,500	1,295,740
	America’s Car-Mart, Inc.*+	154,500	2,133,645
	Buffalo Wild Wings, Inc.*+	95,000	2,436,750
	Einstein Noah Restaurant Group, Inc.*	7,195	41,371
	EZCORP, Inc., Class A*	294,600	4,480,866
	Famous Dave’s of America, Inc.*	172,400	499,960
	Frisch’s Restaurants, Inc.	47,800	901,030
	Fuqi International, Inc.*	157,900	988,454
	Hastings Entertainment, Inc.*	79,800	138,054
	Hot Topic, Inc.*	375,258	3,478,642
	Kona Grill, Inc.*	89,100	196,020
	Luby’s, Inc.*	252,700	1,058,813
	PetMed Express, Inc.*+	211,999	3,737,542
	Pricesmart, Inc.	80,849	1,670,340
	Retail Ventures, Inc.*	223,440	775,337
	REX Stores Corp.*	66,249	534,630
	Rush Enterprises, Inc., Class B*	65,400	535,626

Industry	Company	Shares	Value

Retail (continued)
	Rush Enterprises, Inc., Class A*	400	$3,428
	Sport Supply Group, Inc., Class A	178,000	1,246,000
	The Finish Line, Inc., Class A	240,324	1,345,814
	The Walking Co. Holdings, Inc.*+	100,400	200,800

			28,297,925

Savings & Loans - 6.62%
	Abington Bancorp, Inc.	183,880	1,700,890
	Anchor BanCorp Wisconsin, Inc.+	171,800	474,168
	BankAtlantic Bancorp, Inc., Class A+	92,000	533,600
	Citizens Community Bancorp, Inc.	90,400	623,760
	Clifton Savings Bancorp, Inc.+	127,300	1,509,778
	ESSA Bancorp, Inc.	99,884	1,411,361
	Fidelity Bancorp, Inc.	47,512	291,249
	First Financial Holdings, Inc.	82,400	1,667,776
	First Financial Northwest, Inc.	56,460	527,336
	First Pactrust Bancorp, Inc.	53,800	518,632
	First Place Financial Corp.	33,924	129,929
	Harrington West Financial Group, Inc.	86,320	179,546
	HMN Financial, Inc.	36,213	151,370
	Home Federal Bancorp, Inc.	90,425	969,356
	Legacy Bancorp, Inc.	81,700	863,569
	LSB Corp.	76,350	564,990
	OceanFirst Financial Corp.	159,400	2,646,040
	Provident Financial Holdings, Inc.+	41,100	185,772
	Pulaski Financial Corp.	84,496	565,278
	Rainier Pacific Financial Group, Inc.	61,400	85,960
	Rockville Financial, Inc.	72,630	1,014,641
	Rome Bancorp, Inc.	36,219	315,105
	Teche Holding Co.	11,400	285,114
	United Community Financial Corp.	246,108	221,497
	United Financial Bancorp, Inc.	86,641	1,311,745
	United Western Bancorp, Inc.	59,600	557,856
	Westfield Financial, Inc.	177,274	1,829,468
	WSB Holdings, Inc.	95,850	285,633

			21,421,419

Semiconductors - 2.27%
	Amtech Systems, Inc.*	22,546	83,195
	Anadigics, Inc.*	255,258	377,782
	AuthenTec, Inc.*+	533,200	890,444

56	Semi-Annual Report | December 31, 2008 (Unaudited)

Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2008 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Semiconductors (continued)
	AXT, Inc.*	354,800	$478,980
	CEVA, Inc.*	186,900	1,308,300
	Diodes, Inc.*	24,437	148,088
	GSI Technology, Inc.*	201,417	551,882
	Integrated Silicon Solution, Inc.*	297,741	485,318
	Kopin Corp.*	290,443	592,504
	Microtune, Inc.*	23,545	48,032
	Ramtron International Corp.*	410,000	754,400
	Richardson Electronics, Ltd.	92,711	273,497
	Techwell, Inc.*	154,000	1,001,000
	Virage Logic Corp.*	117,600	351,624

			7,345,046

Software - 2.13%
	Actuate Corp.*	652,030	1,930,009
	AMICAS, Inc.*	142,502	237,978
	Callidus Software, Inc.*	250,100	747,799
	Innodata Isogen, Inc.*	191,306	478,265
	Interactive Intelligence, Inc.*	168,700	1,081,367
	Pervasive Software, Inc.*	66,292	280,415
	SeaChange International, Inc.*	237,200	1,710,212
	Unica Corp.*	77,300	423,604

			6,889,649

Telecommunications - 4.11%
	Anaren, Inc.*	55,312	660,978
	Applied Signal Technology, Inc.	77,834	1,396,342
	Communications Systems, Inc.	7,000	54,600
	Globecomm Systems, Inc.*	256,800	1,409,832
	HickoryTech Corp.	5,895	32,069
	Hypercom Corp.*	491,300	530,604
	I.D. Systems, Inc.*	80,200	324,810
	Knology, Inc.*	70,053	361,473
	KVH Industries, Inc.*	208,100	1,077,958
	Oplink Communications, Inc.*	188,600	1,621,960
	Orbcomm, Inc.*+	287,000	619,920
	Parkervision, Inc.*+	103,472	255,576
	Soapstone Networks, Inc.*	345,601	891,651
	SureWest Communications	64,503	736,624
	Telular Corp.*	240,200	317,064
	Tessco Technologies, Inc.*	111,500	971,165
	USA Mobility, Inc.	151,200	1,749,384
	WPCS International, Inc.*	139,000	273,830

			13,285,840

Textiles - 0.05%
	Culp, Inc.*	74,016	146,552

Industry	Company	Shares	Value

Transportation - 1.77%
	CAI International, Inc.*	52,200	$165,474
	HUB Group, Inc., Class A*	139,000	3,687,670
	Patriot Transportation Holding, Inc.*	9,916	694,814
	Saia, Inc.*	107,900	1,171,794

			5,719,752

Water - 0.38%
	Connecticut Water Service, Inc.+	16,920	399,481
	York Water Co.	68,550	832,197

			1,231,678

TOTAL COMMON STOCKS - 95.22%			308,040,238

(Cost $329,108,653)

EXCHANGE TRADED FUND - 1.15%
	iShares Russell Microcap Index Fund+	116,818	3,720,653

TOTAL EXCHANGE TRADED FUNDS - 1.15%			3,720,653

(Cost $4,925,352)

MONEY MARKET FUND - 1.61%

	Rate^	Shares	Value
BlackRock Temp Cash Liquidity Fund Institutional Shares #21	1.68%	5,197,506	5,197,506

TOTAL MONEY MARKET FUND - 1.61%			5,197,506

(Cost $5,197,506)

TOTAL INVESTMENTS - 97.98%			$316,958,397
(Cost $339,231,511)
Other Assets in Excess of Liabilities - 2.02%			6,537,434

NET ASSETS - 100.00%			$323,495,831

*	Non Income Producing Security.
+	This security or a portion of the security is out on loan at December 31, 2008. Total loaned securities had a market value of $75,189,086 at December 31, 2008.
^	Rate disclosed is as of December 31, 2008.
(a)	Illiquid security.
(b)	Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Transactions during the year with companies which were affiliates are as follows:
Ltd	- Limited

See Notes to Financial Statements.

www.bridgeway.com	57

Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2008 (Unaudited)

Name of Issuer	Shares Held as of Beginning of Year	Gross Additions	Gross Reductions	Income	Shares Held as of End of Year	Value as of End of Year
AeroCentury Corp.	85,700	$-	$-	$-	85,700	$779,870

	85,700	$-	$-	$-	85,700	$779,870

See Notes to Financial Statements.

58	Semi-Annual Report | December 31, 2008 (Unaudited)

THIS PAGE INTENTIONALLY LEFT BLANK

www.bridgeway.com	59

Micro-Cap Limited Fund

MANAGER’S COMMENTARY

(Unaudited)

December 31, 2008

Dear Fellow Micro-Cap Limited Fund Shareholder,

In the midst of what has now become the worst bear market since the 1930’s, our Fund declined 26.74% for the December quarter. Although this was the steepest quarterly decline in the Fund’s history, it was slightly better than both our primary market and peer benchmarks. The CRSP Cap-Based Portfolio 9 Index declined 27.19% and the Lipper Micro-Cap Stock Funds Index declined 27.69% for the same period. While still market beating, we would have liked to provide more cushion.

For the six month semi-annual period, our Fund declined 32.98%, as compared to a 25.78% decline for CRSP Cap-Based Portfolio 9 Index. We did beat our peer benchmark, the Lipper Micro-Cap Stock Funds Index, which declined 33.37%. We also trailed the 26.94% decline of the Russell 2000 Index. Two factors contributed significantly to our poor performance relative to our market benchmark: a larger number of more “growth leaning” companies during a period when growth stocks were very much out of favor, and damaging exposure to some particularly poor-performing energy and basic materials companies during a period when commodity prices fell off a cliff.

For the full calendar year, our Fund declined 41.74%, compared to the 36.89% decline of the CRSP Cap-Based Portfolio 9 Index and the 42.71% decline of the Lipper Micro-Cap Stock Funds Index. The table below presents our December quarter, six-month, one-year, five-year, ten-year, and life-to-date financial results according to the formula required by the SEC. Our last two quarters of performance were poor enough to put us “under water” for the five-year period, though we still lead all our benchmarks over the last decade and since inception. See the next page for a graph of performance since inception.

	Dec. qtr. 10/1/08 to 12/31/08	Six-Month 7/1/08 to 12/31/08	1 Year 1/1/08 to 12/31/08	5 Year 1/1/04 to 12/31/08	10 Year 1/1/99 to 12/31/08	Life-to-Date 6/30/98 to 12/31/08

Micro-Cap Limited Fund	-26.74%	-32.98%	-41.74%	-6.22%	7.62%	8.00%
CRSP Cap-Based Portfolio 9 Index	-27.19%	-25.78%	-36.89%	-4.04%	5.46%	4.21%
Lipper Micro-Cap Stock Funds Index	-27.69%	-33.37%	-42.71%	-4.59%	3.00%	2.13%
Russell 2000 Index (small stocks)	-26.12%	-26.94%	-33.79%	-0.93%	3.02%	2.15%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Lipper, Inc. The Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The CRSP Cap-Based Portfolio 9 Index is an unmanaged index of 644 publicly traded U.S. micro-cap stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc., for the period ended December 31, 2008, the Micro-Cap Limited Fund ranked 52nd of 94 micro-cap funds for the last twelve months ended December 31, 2008, 48th of 70 such funds for the last five years, 14th of 40 funds for the last 10 years and 5th of 40 funds since inception in June, 1998. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

60	Semi-Annual Report | December 31, 2008 (Unaudited)

Micro-Cap Limited Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Micro-Cap Limited Fund vs. CRSP 9 Index & Lipper Micro-Cap Stock Funds Index & Russell 2000 Index 6/30/98 to 12/31/08

Detailed Explanation of Quarterly Performance—Some stocks (slightly) cushioned the blow

The Short Version:  With a dramatic December quarter downturn, we did have a few stocks that helped cushion the blow. All of our top ten stocks had significant positive returns.

In a quarter where misery found plenty of company, investors had to search long and hard for winners in their portfolios. While all economic sectors suffered negative ramifications of the credit crisis and severe downturn, non-cyclical consumer stocks held up somewhat better than most. Of the top ten best performers in the Fund, five came from that sector and, combined, they contributed one percent to the overall return of the Fund. These are the ten best-performing stocks for the quarter ended December 31, 2008:

Rank	Description	Industry	% Gain
1	American Italian Pasta Co	Food	54.4%
2	Hot Topic Inc	Retail	43.3%
3	Cantel Medical Corp	Healthcare-Products	39.8%
4	Cyberonics Inc	Healthcare-Products	31.3%
5	TeleCommunication Systems Inc	Internet	24.3%
6	Pricesmart Inc	Retail	23.4%
7	LHC Group Inc	Healthcare-Services	22.3%
8	Life Partners Holdings Inc	Insurance	21.3%
9	Monro Muffler Inc	Commercial Services	21.3%
10	Pike Electric Corp	Electric	20.1%

With retailers across the country crying doom and gloom over the recessionary times, Hot Topic somehow managed to buck the negative trend. While many consumers have avoided the malls and restricted purchases to only the necessities of life, the products sold by this teen apparel company have become “must buys” despite the economic downturn. Hot Topics has realized increased demand for its clothing and merchandise tied to the latest in music trends and pop culture. It reported strong sales in both October and November and raised its quarterly outlook, something few other retailers have been able to do. Its stock closed at a new 52-week high to end 2008. The holding contributed over a quarter percent to the return of the Fund during the quarter.

www.bridgeway.com	61

Micro-Cap Limited Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  A very bad quarter in energy and industrial companies.

With oil prices plunging by $100/barrel since setting highs in July, any and all companies with ties to the energy sector suffered as well. Likewise, as the country moved deeper and deeper into recession, many manufacturers and heavy industry-related companies have struggled from lack of demand. The list of ten worst performers for the quarter was made up of three oil and gas-related companies and four industrial stocks. Combined, these seven holdings cost the Fund over three and a half percent in return for the quarter. Then again, perhaps no list of poorly performing companies would be complete without a bank and an IT firm.

These are the ten worst-performing stocks for the quarter ended December 31, 2008:

Rank	Description	Industry	% Loss
1	Warren Resources Inc	Oil & Gas	-80.1%
2	Conexant Systems Inc	Semiconductors	-78.7%
3	North American Energy Partners Inc	Oil & Gas Services	-67.8%
4	Oriental Financial Group Inc	Banks	-66.6%
5	Chart Industries Inc	Machinery-Diversified	-62.8%
6	Gulfport Energy Corp	Oil & Gas	-60.7%
7	ENGlobal Corp	Engineering & Construction	-60.1%
8	Ultrapetrol Bahamas Ltd	Transportation	-59.4%
9	Layne Christensen Co	Engineering & Construction	-59.2%
10	Entravision Communications Corp	Media	-58.6%

Oriental Financial Group is a bank holding company operating primarily in Florida and Puerto Rico. Needless to say, very many financial services companies have suffered ill-effects of the subprime lending fiasco, the ongoing credit crisis, and the economic downturn; Oriental Financial was no exception. The company has been forced to take significant charges (write-downs) to assets related to its mortgage derivative portfolio and warned investors in November about an impending quarterly loss (at a time analysts were expecting a slight profit). The company scrapped plans to raise funds through a private placement and instead applied to participate in the TARP bailout plan. Oriental Financial’s stock cost the Fund over a third of a percent in return during the quarter.

Detailed Explanation of Calendar Year Performance—Companies With Positive Returns

The Short Version:  Only twenty-five of the companies we held during the calendar year had positive returns.

With all ten S&P sectors recording sizable market losses in 2008, investors had few places to turn for relief from the equity market carnage. Fortunately, our models and trading experiences uncovered some positive performing companies that produced nice results during the year. Nine of the best performing stocks returned over 40% (and the 10th barely missed). Four of these companies were sold earlier in the year before much of the downturn. Six different sectors were represented on the list, an indication that needles can be found in even the most depressing haystacks. These ten companies contributed over five percent to the return of the Fund during 2008.

62	Semi-Annual Report | December 31, 2008 (Unaudited)

Micro-Cap Limited Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

These are the ten best performers for the calendar year ended December 31, 2008:

Rank	Description	Industry	% Gain
1	Superior Essex Inc	Electrical Components & Equipment	82.0%
2	Questcor Pharmaceuticals Inc	Pharmaceuticals	74.8%
3	CSG Systems International Inc	Software	55.8%
4	American Italian Pasta Co	Food	54.4%
5	Hill International Inc	Commercial Services	47.4%
6	Life Partners Holdings Inc	Insurance	45.7%
7	Hot Topic Inc	Retail	43.3%
8	General Steel Holdings Inc	Iron/Steel	42.3%
9	Axsys Technologies Inc	Electronics	40.2%
10	Cantel Medical Corp	Healthcare-Products	39.8%

Life Partners helps maintain an active secondary market for life insurance by purchasing policies from individuals and re-offering them as packaged investment vehicles. Institutions and high net worth individuals have found these “life settlements” to be attractive non-correlated, alternative investments, particularly in this environment. These life settlements may be considered recession-proof as mortality (death) occurs regardless of the state of the economy. Investors also reap the tax advantages associated with life insurance once the policies are paid. Life Partners posted record earnings in December, which marked the third straight quarter management had upwardly revised its outlook. The holding contributed about a half a percent to the Fund’s return in 2008.

Detailed Explanation of Calendar Year Performance—What Didn’t Work

The Short Version:  As goes the quarter, so goes the year.

No industry was immune from the economic downturn and market negativity. Six different sectors were represented on the list of worst performers for 2008, with three coming from the depressed oil and gas industry. Combined, these ten holdings cost the Fund over five percent in return. 27 holdings fell 50% or more during the year.

These are the ten stocks that performed the worst in the calendar year ended December 31, 2008:

Rank	Description	Industry	% Loss
1	Conexant Systems Inc	Semiconductors	-84.2%
2	Warren Resources Inc	Oil & Gas	-83.7%
3	North American Energy Partners Inc	Oil & Gas Services	-81.9%
4	Ultrapetrol Bahamas Ltd	Transportation	-76.3%
5	BioScrip Inc	Pharmaceuticals	-72.2%
6	Gulfport Energy Corp	Oil & Gas	-71.9%
7	China Fire & Security Group Inc	Miscellaneous Manufacturing	-69.5%
8	Oriental Financial Group Inc	Banks	-67.1%
9	Bidz.com Inc	Internet	-65.2%
10	ENGlobal Corp	Engineering & Construction	-64.0%

Conexant Systems was the Fund’s worst performer during 2008 and lost over 80% in return. Like so many technology-related firms, this semiconductor company struggled during the year from lackluster sales and canceled orders. During these recessionary times, consumers and businesses alike are hesitant to upgrade technology and make many related purchases. Conexant lowered its quarterly outlook in October and then again in December, as demand for its products continued to decline. The company sold off some non-core assets to raise cash and improve its balance sheet, though the moves did little to generate investor enthusiasm. Conexant cost the Fund over half a percent in return during the year.

www.bridgeway.com	63

Micro-Cap Limited Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Top Ten Holdings as of December 31, 2008

Insurance companies highlighted the Fund’s top ten holdings, as three related stocks comprised the list at year-end. Two of our largest positions were also among the Fund’s top performers of the quarter (Life Partners Holdings and PriceSmart). While one holding accounted for greater than five percent of the net assets, the Fund was well-diversified across many companies in this difficult environment for stocks. The ten largest positions represented under 30% of the total assets of the Fund.

Rank	Description	Industry	% of Net Assets
1	Crawford & Co - Class B	Insurance	5.9%
2	Axsys Technologies Inc	Electronics	4.0%
3	Questcor Pharmaceuticals Inc	Pharmaceuticals	3.6%
4	Life Partners Holdings Inc	Insurance	2.8%
5	Tyler Technologies Inc	Software	2.2%
6	Calgon Carbon Corp	Environmental Control	2.1%
7	Kendle International Inc	Commercial Services	2.1%
8	Tower Group Inc	Insurance	2.1%
9	PriceSmart Inc	Retail	2.0%
10	CryoLife Inc	Healthcare-Products	2.0%

			28.8%

Industry Sector Representation as of December 31, 2008

While virtually no sector was spared the negativity of the past three months (and full year, for that matter), our models’ overweighting industrials and, earlier in the year, in basic materials (chemicals, steel, iron, lumber) was costly to the Fund’s performance relative to the benchmarks. Many of these companies had been solid performers in the June quarter, but plunged in value as the weak global economy hindered demand for such products. Surprisingly, our models’ underweighting financials also hurt our relative performance during the quarter and the year, as micro-cap banks held up much better than the large ones.

	% of Net Assets	% S&P Small-Cap Index	Difference
Basic Materials	3.0%	2.9%	0.1%
Communications	10.1%	4.5%	5.6%
Consumer, Cyclical	12.5%	14.2%	-1.7%
Consumer, Non-cyclical	19.0%	20.9%	-1.9%
Energy	4.1%	3.8%	0.3%
Financial	13.6%	20.3%	-6.7%
Industrial	23.4%	19.3%	4.1%
Technology	10.5%	8.5%	2.0%
Utilities	1.7%	5.6%	-3.9%
Cash	2.1%	0.0%	2.1%

Total	100.0%	100.0%

64	Semi-Annual Report | December 31, 2008 (Unaudited)

Micro-Cap Limited Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Disclaimer

The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2008, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in micro-cap companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Thank you for your continued investment in Micro-Cap Limited Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

www.bridgeway.com	65

Micro-Cap Limited Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2008 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 97.97%
Airlines - 0.55%
	Hawaiian Holdings, Inc.*	21,600	$137,808

Apparel - 0.67%
	True Religion Apparel, Inc.*	13,700	170,428

Banks - 1.43%
	Southside Bancshares, Inc.	15,400	361,900

Beverages - 1.03%
	Peet’s Coffee & Tea, Inc.*	11,200	260,400

Building Materials - 1.89%
	Comfort Systems USA, Inc.	14,000	148,400
	NCI Building Systems, Inc.*	10,700	174,410
	Trex Co., Inc.*	9,400	154,724

			477,534

Chemicals - 1.99%
	Aceto Corp.	11,500	115,115
	Innophos Holdings, Inc.	19,600	388,276

			503,391

Commercial Services - 4.31%
	Kendle International, Inc.*	20,700	532,404
	Landauer, Inc.	4,600	337,180
	Monro Muffler Brake, Inc.	5,700	145,350
	TNS, Inc.*	8,000	75,120

			1,090,054

Computers - 2.83%
	Manhattan Associates, Inc.*	16,200	256,122
	MTS Systems Corp.	7,800	207,792
	NCI, Inc., Class A*	8,300	250,079

			713,993

Electric Utilities - 1.23%
	Pike Electric Corp.*	25,200	309,960

Electrical Components & Equipment - 0.93%
	Powell Industries, Inc.*	8,100	235,062

Electronics - 5.30%
	Axsys Technologies, Inc.*	18,600	1,020,396
	Multi-Fineline Electronix, Inc.*	6,900	80,661
	NVE Corp.*	9,095	237,652

			1,338,709

Engineering & Construction - 1.13%
	Stanley, Inc.*	7,900	286,138

Industry	Company	Shares	Value

Environmental Control - 3.16%
	Calgon Carbon Corp.*	34,900	$536,064
	Darling International, Inc.*	47,600	261,324

			797,388

Food - 1.28%
	American Italian Pasta Co., Class A*	6,400	142,976
	Diamond Foods, Inc.	8,900	179,335

			322,311

Forest Products & Paper - 0.98%
	Glatfelter	26,500	246,450

Gas - 0.46%
	Chesapeake Utilities Corp.	3,700	116,476

Hand/Machine Tools - 1.17%
	K-Tron International, Inc.*	3,700	295,630

Healthcare - Products - 6.95%
	Cantel Medical Corp.*	21,600	316,872
	CryoLife, Inc.*	51,300	498,123
	Cyberonics, Inc.*	28,800	477,216
	Hanger Orthopedic Group, Inc.*	12,600	182,826
	Somanetics Corp.*	9,700	160,147
	Vascular Solutions, Inc.*	13,500	121,770

			1,756,954

Healthcare - Services - 1.85%
	Almost Family, Inc.*	2,600	116,948
	LHC Group, Inc.*+	9,700	349,200

			466,148

Insurance - 12.21%
	Crawford & Co., Class B*+	102,800	1,494,712
	Life Partners Holdings, Inc.	16,000	698,240
	Meadowbrook Insurance Group, Inc.	57,800	372,232
	Tower Group, Inc.	18,400	519,064

			3,084,248

Internet - 5.73%
	Bidz.com, Inc.*+	31,400	144,440
	EarthLink, Inc.*+	48,600	328,536
	eResearchTechnology, Inc.*	29,900	198,237
	TeleCommunication Systems, Inc., Class A*	57,500	493,925
	VASCO Data Security International, Inc.*+	27,400	283,042

			1,448,180

66	Semi-Annual Report | December 31, 2008 (Unaudited)

Micro-Cap Limited Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2008 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Machinery - Diversified - 0.96%
	Chart Industries, Inc.*	14,000	$148,820
	Columbus McKinnon Corp.*	6,900	94,185

			243,005

Metal Fabrication - Hardware - 2.75%
	Ampco-Pittsburgh Corp.	10,400	225,680
	CIRCOR International, Inc.	3,700	101,750
	Northwest Pipe Co.*	8,600	366,446

			693,876

Miscellaneous Manufacturing - 3.33%
	AZZ, Inc.*	10,200	256,020
	Blount International, Inc.*	26,100	247,428
	EnPro Industries, Inc.*	4,900	105,546
	PMFG, Inc.*	14,200	135,752
	Standex International Corp.	4,900	97,216

			841,962

Oil & Gas - 1.79%
	Arena Resources, Inc.*+	9,600	269,664
	Gulfport Energy Corp.*	28,500	112,575
	Warren Resources, Inc.*	35,200	70,048

			452,287

Oil & Gas Services - 2.34%
	Dawson Geophysical Co.*	11,400	203,034
	Natural Gas Services Group, Inc.*	17,400	176,262
	Newpark Resources, Inc.*	45,200	167,240
	North American Energy Partners, Inc.*	13,700	45,758

			592,294

Pharmaceuticals - 3.62%
	Questcor Pharmaceuticals, Inc.*+	98,200	914,242

Retail - 11.28%
	America’s Car-Mart, Inc.*	9,200	127,052
	Buffalo Wild Wings, Inc.*	9,300	238,545
	EZCORP, Inc., Class A*	21,482	326,741
	Hot Topic, Inc.*	38,800	359,676
	JOS A Bank Clothiers, Inc.*+	9,800	256,270
	PetMed Express, Inc.*	27,900	491,877
	Pricesmart, Inc.	24,700	510,302
	The Finish Line, Inc., Class A	36,800	206,080
	The Wet Seal, Inc., Class A*	112,500	334,125

			2,850,668

Semiconductors - 1.81%
	Silicon Image, Inc.*	67,600	283,920

Industry	Company	Shares	Value

Semiconductors (continued)
	Volterra Semiconductor Corp.*	24,400	$174,460

			458,380

Software - 5.86%
	Ebix, Inc.*	18,000	430,200
	SYNNEX Corp.*	16,000	181,280
	Tyler Technologies, Inc.*	46,800	560,664
	Wind River Systems, Inc.*	34,300	309,729

			1,481,873

Telecommunications - 4.33%
	Adaptec, Inc.*	38,900	128,370
	Applied Signal Technology, Inc.	20,300	364,182
	Atlantic Tele-Network, Inc.	8,400	223,020
	Preformed Line Products Co.	5,800	267,032
	SureWest Communications	9,800	111,916

			1,094,520

Transportation - 1.94%
	American Commercial Lines, Inc.*	39,900	195,510
	Gulfmark Offshore, Inc.*	8,373	199,194
	Ultrapetrol (Bahamas), Ltd.*+	30,200	96,338

			491,042

Trucking & Leasing - 0.88%
	TAL International Group, Inc.	15,800	222,780

TOTAL COMMON STOCKS - 97.97%			24,756,091

(Cost $29,146,155)

MONEY MARKET FUND - 0.78%

	Rate^	Shares	Value
BlackRock Temp Cash Liquidity Fund Institutional Shares #21	1.68%	196,522	196,522

TOTAL MONEY MARKET FUNDS - 0.78%			196,522

(Cost $196,522)

TOTAL INVESTMENTS - 98.75%			$24,952,613
(Cost $29,342,677)
Other Assets in Excess of Liabilities - 1.25%			315,977

NET ASSETS - 100.00%			$25,268,590

*	Non Income Producing Security.
+	This security or a portion of the security is out on loan at December 31, 2008. Total loaned securities had a market value of $3,031,379 at December 31, 2008.
^	Rate disclosed is as of December 31, 2008.
Ltd	- Limited

See Notes to Financial Statements.

www.bridgeway.com	67

Small-Cap Growth Fund

MANAGER’S COMMENTARY

(Unaudited)

December 31, 2008

Dear Fellow Small-Cap Growth Fund Shareholder,

In the midst of what has now become the worst bear market since the 1930’s, our Fund declined 25.43% for the December quarter. Although this was the steepest quarterly decline in the Fund’s history, it did provide some “cushion” against both the 27.45% decline the Russell 2000 Growth Index of small companies and the 26.59% decline of the Lipper Small-Cap Growth Funds Index. It was a decent quarter on a relative basis.

For the six month semi-annual period, our Fund declined 38.21%, compared to a 32.51% decline for the Russell 2000 Growth Index and a 34.36% decline of the Lipper Small-Cap Growth Funds Index. Several factors contributed to our poor relative performance in the semi-annual period: a larger number of more “growth leaning” companies, even relative to our growth benchmarks, during a period when growth stocks were very much out of favor, none of our different stock-picking models “picked up the slack” in this particular downturn, and damaging exposure to some particularly poor performing energy companies during a period when commodity prices fell off a cliff.

For the full calendar year, our Fund declined 43.48%, compared to the 38.54% decline of the Russell 2000 Growth Index, and the 42.62% decline of the Lipper Small-Cap Growth Funds Index.

The table below presents our December quarter, six-month, one-year, five-year and life-to-date financial results according to the formula required by the SEC. Our last two quarters of performance were poor enough to put us “under water” since inception. See the next page for a graph of performance since inception.

	Dec. Qtr. 10/1/08 to 12/31/08	Six-Month 7/1/08 to 12/31/08	1 Year 1/1/08 to 12/31/08	5 Year 1/1/04 to 12/31/08	Life-to-Date 10/31/03 to 12/31/08

Small-Cap Growth Fund	-25.43%	-38.21%	-43.48%	-3.44%	-2.83%
Russell 2000 Growth Index	-27.45%	-32.51%	-38.54%	-2.35%	-1.58%
Lipper Small-Cap Growth Funds Index	-26.59%	-34.36%	-42.62%	-4.06%	-3.42%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 2000 Growth Index is an unmanaged index which consists of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Small-Cap Growth Funds Index is an index of small-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2008, Small-Cap Growth Fund ranked 378th of 603 small-cap growth funds for the twelve-month period ended December 31, 2008, 178th of 406 over the last five years and 185th of 403 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

68	Semi-Annual Report | December 31, 2008 (Unaudited)

Small-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Small-Cap Growth Fund vs. Russell 2000 Growth Index & Lipper Small-Cap Growth Funds Index 10/31/03 to 6/30/08

Detailed Explanation of Quarterly Performance—Some stocks (slightly) cushioned the blow

The Short Version:  With a dramatic December quarter downturn, there were very few stocks that helped cushion the blow. Nevertheless, all of our top ten stocks had positive returns.

In a quarter where misery found plenty of company, investors had to search long and hard for winners in their portfolios. While virtually all sectors suffered negative ramifications of the credit crisis and severe downturn in the economy, certain non-cyclical consumer stocks held up somewhat better than most. Of the top ten best performers in the Fund, four came from that sector and combined to contribute just under one and a half percent to the overall performance. These are the ten best-performing stocks for the quarter ended December 31, 2008:

Rank	Description	Industry	% Gain
1	SYKES Enterprises Inc	Computers	41.4%
2	TeleCommunication Systems Inc	Internet	37.3%
3	Thoratec Corp	Healthcare-Products	31.2%
4	Questcor Pharmaceuticals Inc	Pharmaceuticals	26.7%
5	ICF International Inc	Commercial Services	24.4%
6	Pricesmart Inc	Retail	23.4%
7	Life Partners Holdings Inc	Insurance	17.9%
8	VSE Corp	Engineering & Construction	16.3%
9	Almost Family Inc	Healthcare-Services	13.7%
10	Compass Minerals International Inc	Mining	12.0%

A company with real heart. Thoratec Corporation manufactures circulatory medical devices for ailing heart patients. In December, its management reported that a clinical trial for its HeartMate II pump produced better results than its existing products that target similar patients; management believes it could receive its next round of FDA approval more quickly than originally expected. Currently, the HeartMate II is considered a temporary treatment for heart patients in need of transplants, but the strong data could speed up the approval process and make the device available for more candidates. The holding contributed just under half a percent to the return of the Fund during the quarter.

www.bridgeway.com	69

Small-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  A very bad quarter in energy.

In mid-summer, oil prices had surged to $146/barrel, and many analysts were calling for $200 and beyond. What a difference a few quarters make. Over the past six months, crude prices plummeted over $100/barrel, with much of the losses coming during the 4th quarter. Virtually every company with ties to the energy sector plunged in value. Five of the worst performers in the Fund were oil and gas-related and, combined, they cost shareholders over two percent in return. During the quarter, all ten of the Fund’s worst performers dropped by over 50%; in fact, seventeen of our 104 holdings lost half of their value over the past three months.

These are the ten worst-performing stocks for the quarter ended December 31, 2008:

Rank	Description	Industry	% Loss
1	Life Sciences Research Inc	Healthcare-Services	-73.1%
2	Parexel International Corp	Commercial Services	-66.1%
3	Graham Corp	Electrical Components & Equipment	-65.9%
4	Dawson Geophysical Co	Oil & Gas Services	-61.9%
5	Rosetta Resources Inc	Oil & Gas	-61.4%
6	Gulfport Energy Corp	Oil & Gas	-60.7%
7	Mitcham Industries Inc	Oil & Gas Services	-60.7%
8	Bucyrus International Inc	Machinery-Construction & Mining	-58.6%
9	Gulf Island Fabrication Inc	Oil & Gas Services	-58.2%
10	JDS Uniphase Corp	Telecommunications	-56.9%

While many healthcare related companies have held up better than those in other sectors, research firms suffered from the economic downturn, as pharmaceuticals and bio-techs delayed or canceled certain drug trials. Parexel International provides clinical research and medical consulting services for the pharmaceutical industry. The company reported lower than expected earnings and revenue last quarter and downwardly revised its outlook for the next period as well. Many of its customers have begun conserving cash to shore up their balance sheets, and research-related programs have been put on hold for the time being. Parexel also faced considerable growing pains as it tried to incorporate a 2007 acquisition, ClinPhone, into its operations during these weaker times. The holding declined 66% during the quarter and cost the Fund over three-quarters of a percent in return.

70	Semi-Annual Report | December 31, 2008 (Unaudited)

Small-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Detailed Explanation of Calendar Year Performance—What Worked Well

The Short Version:  Only 27 of the 163 companies we held during the calendar year had positive returns.

With all ten sectors recording sizable market losses in 2008, investors had few places to turn for relief from the equity market carnage. As was the case for the quarter, however, certain non-cyclical stocks saved the day, or at least limited the damage. Five related companies were included in the list of the best performers for the calendar year. Combined, they contributed about two and a half percent to the overall return. These are the ten best performers for the calendar year ended December 31, 2008:

Rank	Description	Industry	% Gain
1	Questcor Pharmaceuticals Inc	Pharmaceuticals	102.4%
2	Almost Family Inc	Healthcare-Services	86.8%
3	SYKES Enterprises Inc	Computers	41.4%
4	Mfri Inc	Miscellaneous Manufacturing	40.8%
5	TeleCommunication Systems Inc	Internet	37.3%
6	Bright Horizons Family Solutions Inc	Commercial Services	36.5%
7	Ezcorp Inc	Retail	34.7%
8	Thoratec Corp	Healthcare-Products	26.9%
9	Strayer Education Inc	Commercial Services	25.7%
10	Fuel Systems Solutions Inc	Auto Parts & Equipment	25.5%

One more reason to be nice to your kids…they may be choosing your nursing home. Almost Family provides home health and eldercare services across the eastern half of the country. As baby-boomers age and move into their twilight years, the demand for assisted living and homecare services has grown dramatically. Almost Family has benefited significantly from this trend. In August, the company closed on its $45 million acquisition of Patient Care, a move expected to generate substantial revenues immediately. Almost Family added locations in Connecticut, New Jersey, and Pennsylvania during the year and reported an 84% increase in quarterly revenue in November. The company was named the 24th Best Small Company in America by Forbes Magazine in October and contributed over three-quarters of a percent to the return of the Fund in 2008.

Detailed Explanation of Calendar Year Performance—What Didn’t Work

The Short Version:  As goes the quarter, so goes the year.

Investors would love to forget about 2008, as nothing seemed to work and all sectors were hindered by the economic downturn and financial crisis. 38 Fund holdings fell 50% or more during the year. Each of the ten worst performers dropped at least 70% in value. While financial stocks took the brunt of the negativity early, energy contributed losses during the second half of the year, and consumer-driven companies like retail suffered late as the economy moved further into recession. Five of the lowest performers were oil and gas-related; combined they cost the Fund over three and a half percent in return.

www.bridgeway.com	71

Small-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

These are the ten stocks that performed the worst in the calendar year ended December 31, 2008:

Rank	Description	Industry	% Gain
1	Graham Corp	Electrical Components & Equipment	-79.8%
2	Mitcham Industries Inc	Oil & Gas Services	-79.5%
3	Metalico Inc	Environmental Control	-76.4%
4	Dawson Geophysical Co	Oil & Gas Services	-75.1%
5	JDS Uniphase Corp	Telecommunications	-75.0%
6	Bolt Technology Corp	Oil & Gas Services	-72.5%
7	CROCS Inc	Apparel	-71.7%
8	General Cable Corp	Electrical Components & Equipment	-71.4%
9	Gulfport Energy Corp	Oil & Gas	-71.1%
10	Rosetta Resources Inc	Oil & Gas	-70.0%

Dawson Geophysical accumulates and provides seismic data that helps natural gas companies determine the most promising spots to drill. For its fiscal year 2008, the company posted a 26% increase in revenue and a 29% rise in earnings. Management boasts of a strong balance sheet with excellent cash flow and points out that the company has several long-term projects locked up through 2009, particularly in the Appalachian Basin. However, like so many small companies with limited Wall Street analyst coverage, this company has gotten caught up in the negativity of the overall market and the plummeting energy prices. Its stock price was sitting at close to an all-time high at the beginning of the summer of 2008, but plummeted over 75% by the end of the year, even though its operations have weathered the storm quite well. Though analysts expect natural gas companies to cut capital expenditures in a dramatic way until the economy shows signs of rebounding, Dawson continues to see excellent demand for its services. Unfortunately, that demand does not seem to be reflected in its share price.

Top Ten Holdings as of December 31, 2008

Health-care related companies were well-represented on the list of top holdings, and those four companies (OSI Pharmaceuticals, Questcor Pharmaceuticals, Almost Family, and Thoratec Corp.) accounted for over 14% of the Funds assets. Five of the Fund’s largest holdings were among its top performers of the quarter: Questcor Pharmaceuticals, Almost Family, Compass Minerals, Thoratec, and VSE Corp. The top ten holdings accounted for about 30% of the Fund’s net assets with no single company representing even as much as 5%. Diversification can be key in these difficult markets.

Rank	Description	Industry	% of Net Assets
1	OSI Pharmaceuticals Inc	Biotechnology	4.3%
2	Questcor Pharmaceuticals Inc	Pharmaceuticals	3.8%
3	Almost Family Inc	Healthcare-Services	3.6%
4	Axsys Technologies Inc	Electronics	3.5%
5	Compass Minerals International Inc	Mining	2.9%
6	Interwoven Inc	Internet	2.8%
7	Thoratec Corp	Healthcare-Products	2.6%
8	Arena Resources Inc	Oil & Gas	2.3%
9	Fuel Systems Solutions Inc	Auto Parts & Equipment	2.3%
10	VSE Corp	Engineering & Construction	2.1%

Total			30.2%

72	Semi-Annual Report | December 31, 2008 (Unaudited)

Small-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Industry Sector Representation as of December 31, 2008

While virtually no sector was spared the negativity of the past three months, our models’ overweighting of energy stocks was very costly to the Fund’s performance relative to the benchmarks. This sector was severely impacted in the latter half of the year when oil prices plummeted. While many of these companies had been solid performers for us in the second quarter, some plunged in value, as the weak global economy hindered demand for energy and related products. Our models’ underweighting financials also hurt our relative performance during the quarter and the year.

	% of Net Assets	% of S&P Small Cap Index	Difference
Basic Materials	5.2%	2.9%	2.3%
Communications	9.7%	4.5%	5.2%
Consumer, Cyclical	12.5%	14.2%	-1.7%
Consumer, Non-cyclical	28.3%	20.9%	7.4%
Energy	11.5%	3.8%	7.7%
Financial	2.4%	20.3%	-17.9%
Industrial	19.4%	19.3%	0.1%
Technology	10.4%	8.5%	1.9%
Utilities	0.5%	5.6%	-5.1%
Cash	0.1%	0.0%	0.1%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2008, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies, and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Small-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

www.bridgeway.com	73

Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2008 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 99.93%
Aerospace/Defense - 0.17%
	AAR Corp.*	7,429	$136,768

Apparel - 0.09%
	Warnaco Group, Inc.*	3,600	70,668

Auto Parts & Equipment - 2.28%
	Fuel Systems Solutions, Inc.*+	57,700	1,890,252

Beverages - 0.55%
	Boston Beer Co., Inc.*	16,000	454,400

Biotechnology - 5.20%
	Life Technologies Corp.*	32,800	764,568
	OSI Pharmaceuticals, Inc.*+	90,800	3,545,740

			4,310,308

Chemicals - 2.32%
	Innophos Holdings, Inc.	47,700	944,937
	Lubrizol Corp.	6,000	218,340
	Quaker Chemical Corp.	46,200	759,990

			1,923,267

Coal - 0.69%
	Penn Virginia GP Holdings LP+	57,200	567,996

Commercial Services - 5.20%
	Emergency Medical Services Corp., Class A*+	21,100	772,471
	FTI Consulting, Inc.*+	6,065	270,984
	ICF International, Inc.*	33,000	810,810
	PAREXEL International Corp.*	51,200	497,152
	Strayer Education, Inc.+	6,227	1,335,131
	Watson Wyatt Worldwide, Inc., Class A	13,000	621,660

			4,308,208

Computers - 5.59%
	Cognizant Technology Solutions Corp., Class A*	72,880	1,316,213
	Integral Systems, Inc.*	118,800	1,431,540
	Manhattan Associates, Inc.*	89,490	1,414,837
	Sykes Enterprises, Inc.*	24,200	462,704

			4,625,294

Distribution/Wholesale - 1.18%
	LKQ Corp.*	83,900	978,274

Electrical Components & Equipment - 1.53%
	EnerSys*+	45,100	496,100
	GrafTech International, Ltd.*	92,322	768,119

			1,264,219

Industry	Company	Shares	Value

Electronics - 3.54%
	Axsys Technologies, Inc.*	53,500	$2,935,010

Engineering & Construction - 3.29%
	Layne Christensen Co.*	40,200	965,202
	VSE Corp.	44,900	1,761,427

			2,726,629

Environmental Control - 1.95%
	Calgon Carbon Corp.*	105,300	1,617,408

Food - 1.11%
	Cal-Maine Foods, Inc.+	31,920	916,104

Gas - 0.50%
	The Laclede Group, Inc.	8,800	412,192

Healthcare - Products - 8.03%
	CryoLife, Inc.*	131,763	1,279,419
	Gen-Probe, Inc.*+	13,400	574,056
	Hologic, Inc.*+	60,000	784,200
	Intuitive Surgical, Inc.*+	4,200	533,358
	Qiagen NV*+	77,256	1,356,615
	Thoratec Corp.*+	65,300	2,121,597

			6,649,245

Healthcare - Services - 3.80%
	Almost Family, Inc.*+	66,800	3,004,664
	Life Sciences Research, Inc.*	15,386	144,628

			3,149,292

Insurance - 2.42%
	Crawford & Co., Class B*	61,684	896,885
	Life Partners Holdings, Inc.	25,400	1,108,456

			2,005,341

Internet - 5.92%
	eResearchTechnology, Inc.*	106,500	706,095
	Interwoven, Inc.*	181,300	2,284,380
	priceline.com, Inc.*+	10,500	773,325
	TeleCommunication Systems, Inc., Class A*	132,700	1,139,893

			4,903,693

Machinery - Construction & Mining - 0.64%
	Bucyrus International, Inc., Class A+	28,700	531,524

Machinery - Diversified - 2.40%
	Gardner Denver, Inc.*	37,300	870,582
	Westinghouse Air Brake Technologies Corp.+	28,200	1,120,950

			1,991,532

74	Semi-Annual Report | December 31, 2008 (Unaudited)

Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2008 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Metal Fabrication - Hardware - 1.13%
	Valmont Industries, Inc.+	15,300	$938,808

Mining - 2.90%
	Compass Minerals International, Inc.	40,900	2,399,194

Miscellaneous Manufacturing - 0.46%
	AZZ, Inc.*	15,303	384,105

Oil & Gas - 5.70%
	Arena Resources, Inc.*+	67,400	1,893,266
	GeoResources, Inc.*+	133,000	1,155,770
	Gulfport Energy Corp.*	29,765	117,572
	Mariner Energy, Inc.*+	54,300	553,860
	Rosetta Resources, Inc.*	94,300	667,644
	Swift Energy Co.*+	19,641	330,165

			4,718,277

Oil & Gas Services - 5.12%
	Bolt Technology Corp.*	119,277	830,168
	Dawson Geophysical Co.*	12,000	213,720
	Dril-Quip, Inc.*	18,300	375,333
	FMC Technologies, Inc.*+	14,030	334,335
	Gulf Island Fabrication, Inc.	34,500	497,145
	Mitcham Industries, Inc.*	77,800	308,866
	Natural Gas Services Group, Inc.*	20,300	205,639
	Oceaneering International, Inc.*	13,000	378,820
	Superior Energy Services, Inc.*	68,600	1,092,798

			4,236,824

Packaging & Containers - 0.53%
	Owens-Illinois, Inc.*	16,100	440,013

Pharmaceuticals - 4.44%
	Matrixx Initiatives, Inc.*	32,200	530,978
	Questcor Pharmaceuticals, Inc.*+	337,700	3,143,987

			3,674,965

Retail - 8.93%
	Aeropostale, Inc.*+	15,900	255,990
	Cash America International, Inc.	49,800	1,362,030
	EZCORP, Inc., Class A*	5,000	76,050
	Guess ?, Inc.	48,000	736,800
	Gymboree Corp.*	43,100	1,124,479
	MSC Industrial Direct Co., Class A	30,200	1,112,266
	Pricesmart, Inc.	58,500	1,208,610

Industry	Company	Shares	Value

Retail (continued)
	The Buckle, Inc.+	35,850	$782,247
	Tractor Supply Co.*+	20,400	737,256

			7,395,728

Semiconductors - 1.20%
	QLogic Corp.*	73,900	993,216

Software - 3.66%
	Informatica Corp.*	101,900	1,399,087
	Tyler Technologies, Inc.*	136,300	1,632,874

			3,031,961

Telecommunications - 3.76%
	Comtech Telecommunications Corp.*	16,687	764,598
	Infinera Corp.*+	135,500	1,214,080
	JDS Uniphase Corp.*	98,900	360,985
	Tekelec*	57,720	769,985

			3,109,648

Transportation - 3.59%
	Gulfmark Offshore, Inc.*	15,050	358,040
	Kirby Corp.*	44,000	1,203,840
	Tidewater, Inc.	35,000	1,409,450

			2,971,330

Trucking & Leasing - 0.11%
	TAL International Group, Inc.	6,325	89,183

TOTAL COMMON STOCKS - 99.93%			82,750,876

(Cost $104,992,977)

TOTAL INVESTMENTS - 99.93%			$82,750,876
(Cost $104,992,977)
Other Assets in Excess of Liabilities - 0.07%			60,992

NET ASSETS - 100.00%			$82,811,868

*	Non Income Producing Security.
+	This security or a portion of the security is out on loan at December 31, 2008. Total loaned securities had a market value of $24,594,643 at December 31, 2008.
LP	- Limited Partnership
Ltd	- Limited

See Notes to Financial Statements.

www.bridgeway.com	75

Small-Cap Value Fund

MANAGER’S COMMENTARY

(Unaudited)

December 31, 2008

Dear Fellow Small-Cap Value Fund Shareholder,

In the midst of what has now become the worst bear market since the 1930’s, our Fund declined 28.58% for the December quarter. This performance lagged both our primary market benchmark, the Russell 2000 Value Index (down 24.89%) and the Lipper Small-Cap Value Funds Index (down 25.11%). It was a poor quarter in both absolute and relative terms.

For the six month semi-annual period, our Fund declined 40.70%, compared to a 21.17% decline for the Russell 2000 Value Index and a 26.77% decline of the Lipper Small-Cap Value Funds Index. Particularly damaging during this period was our exposure to energy and industrial stocks and poor model stock picks within these categories. Not having previously sold some stocks that drifted into the growth side of the small-stock spectrum was also costly.

For the full calendar year, our Fund declined 45.57%, considerably worse than the 28.92% Russell 2000 Value Index decline and the 32.82% Lipper Small-Cap Value Funds Index decline. The table below presents our December quarter, six-month, one-year, five-year and life-to-date financial results according to the formula required by the SEC. Our last two quarters of performance were poor enough to put us “under water” since inception. See the next page for a graph of performance since inception.

	Dec. Qtr. 10/1/08 to 12/31/08	Six-Month 7/1/08 to 12/31/08	1 Year 1/1/08 to 12/31/08	5 Year 1/1/04 to 12/31/08	Life-to-Date 10/31/03 to 12/31/08

Small-Cap Value Fund	-28.58%	-40.70%	-45.57%	-1.74%	-1.18%
Russell 2000 Value Index	-24.89%	-21.17%	-28.92%	0.27%	1.69%
Lipper Small-Cap Value Funds Index	-25.11%	-26.77%	-32.82%	-0.53%	1.01%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index which consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. The Lipper Small-Cap Value Funds Index is an index of small-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2008, Small-Cap Value Fund ranked 727th of 775 small-cap core funds for the twelve-month period ended December 31, 2008, 260th of 487 over the last five years and 306th of 474 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

76	Semi-Annual Report | December 31, 2008 (Unaudited)

Small-Cap Value Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Small-Cap Value Fund vs. Russell 2000 Value Index & Lipper Small-Cap Value Funds Index 10/31/03 to 12/31/08

Detailed Explanation of Quarterly Performance—Some stocks (slightly) cushioned the blow

The Short Version:  With a dramatic December quarter downturn, there were only a few stocks that helped cushion the blow. 20 of our 112 stocks had positive returns.

In a quarter where misery found plenty of company, investors had to search long and hard for winners in their portfolios. Virtually all sectors suffered negative ramifications of the credit crisis and severe downturn in the economy over the past three months. Fortunately, our models uncovered some positive-performing companies that produced nice results during the year. These are the ten best-performing stocks for the quarter ended December 31, 2008:

Rank	Description	Industry	% Gain
1	Alaska Air Group Inc	Airlines	34.6%
2	Briggs & Stratton Corp	Machinery-Diversified	25.9%
3	ICF International Inc	Commercial Services	24.4%
4	Tower Group Inc	Insurance	19.7%
5	Amerigroup Corp	Healthcare-Services	17.0%
6	NorthWestern Corp	Electric	15.2%
7	Nelnet Inc	Diversified Financial Services	14.1%
8	American Physicians Capital Inc	Insurance	13.6%
9	Amerisafe Inc	Insurance	12.8%
10	AAR Corp	Aerospace/Defense	11.0%

How do you spell relief in a hurricane…GENERATOR. Briggs & Stratton produces gasoline powered outdoor equipment for various consumer applications. In particular, the company manufactures generators that can be used during long-lasting power outages like those encountered following ice storms and hurricanes. Demand for these generators fueled increased quarterly sales as the North Atlantic suffered its fourth most active hurricane season since 1944. Unfortunately, Bridgeway partners experienced the trials and tribulations of living without electricity during the heat and humidity of the late Houston summer. Hurricane Ike made near direct landfall in Galveston, Texas and proved devastating (or, at least, uncomfortable) for many of us residents in Houston. In October, the company issued a surprising surge in earnings and declared a quarterly dividend. Briggs & Stratton was our second top performer and increased over 25% during the quarter.

www.bridgeway.com	77

Small-Cap Value Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  A very bad quarter in energy.

With oil prices plunging by $100/barrel since setting highs in July, any and all companies with ties to the energy sector suffered as well. Likewise, as the country moved deeper and deeper into recession, many consumers went into hibernation and focused their budgets only on the absolute necessities of life. The list of ten worst performers for the quarter was made up of six oil and gas-related companies and four consumer cyclical stocks. Combined, these ten holdings cost the Fund over seven percent in return for the quarter.

These are the ten worst-performing stocks for the quarter ended December 31, 2008:

Rank	Description	Industry	% Loss
1	Callon Petroleum Co	Oil & Gas	-85.6%
2	Energy Partners Ltd	Oil & Gas	-84.4%
3	Quiksilver Inc	Apparel	-67.9%
4	ATP Oil & Gas Corp	Oil & Gas	-67.2%
5	Federal Mogul Corp	Auto Parts & Equipment	-63.1%
6	Rosetta Resources Inc	Oil & Gas	-61.4%
7	Genesco Inc	Retail	-60.2%
8	McMoRan Exploration Co	Oil & Gas	-58.5%
9	Hornbeck Offshore Services Inc	Oil & Gas Services	-57.7%
10	Warnaco Group Inc	Apparel	-56.7%

The current recessionary times truly hindered sales and ongoing operations at virtually all of the nation’s (non-discount) retail stores. Quiksilver produces and markets outdoor apparel and equipment. Like most of its retail counterparts, it suffered from the downturn in the economy and resorted to significant price markdowns simply to move inventory. In November, the company sold its Rossignol unit, a business that had been losing money and bleeding cash for most of the year. While the transaction was initially considered good news for shareholders, the sales price had been reduced and the company was unable to retire certain debt as anticipated. Moody’s Investors Services downgraded Quiksilver following the deal, citing liquidity concerns. This holding cost the Fund a half percent in return for the three-month period.

Detailed Explanation of Calendar Year Performance—Companies With Positive Returns

The Short Version:  Only twenty-eight of the 185 companies we held during the calendar year had positive returns.

With all ten S&P sectors recording sizable market losses in 2008, investors had few places to turn for relief from the equity market carnage. Diversification turned out to be the key for what limited success the Fund experienced, as six different sectors were represented in the best performer list for the calendar year. The top six performers each returned greater than 25% in 2008 and combined to contribute just under two percent to Fund return. These are the ten best performers for the calendar year ended December 31, 2008:

Rank	Description	Industry	% Gain
1	Superior Essex Inc	Electrical Components & Equipment	59.7%
2	Ezcorp Inc	Retail	34.7%
3	Alaska Air Group Inc	Airlines	34.6%
4	Rock-Tenn Co	Packaging & Containers	34.5%
5	Amerisafe Inc	Insurance	28.2%
6	Briggs & Stratton Corp	Machinery-Diversified	25.9%
7	Zep Inc	Chemicals	19.8%
8	Healthspring Inc	Healthcare-Services	18.6%
9	American Physicians Capital Inc	Insurance	16.0%
10	Laclede Group Inc	Gas	15.6%

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Small-Cap Value Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

While most retailers struggled through a horrid holiday season, pawn shops like Ezcorp actually reaped the benefits of the downturn in the economy. During the summer months, many consumers took those government stimulus checks straight to their local pawn shops for deals on jewelry, sporting goods, electronics, and other products. In July, the company reported that operating income surged almost 50%, and it also experienced a nice increase in its highly profitable lending activity. In September, Ezcorp entered into an agreement to acquire Value Financial Services, a deal which had practically fallen apart in the previous month. The company continued its growth mode late in the year by buying the assets of eleven pawn shops throughout Nevada. The holding contributed about a half a percent to the return of the Fund during 2008.

Detailed Explanation of Calendar Year Performance—What Didn’t Work

The Short Version:  As goes the December quarter, so goes the year.

During the last six months of the year, oil prices plunged from $146 to a low of $31/barrel in December. Needless to say, most energy companies experienced significant setbacks during this timeframe. Five oil and gas-related holdings made our list of worst performers for the year and combined to cost the Fund about three and a half percent in return in 2008. 32 holdings fell 50% or more during the year. These are the ten stocks that performed the worst in the calendar year ended December 31, 2008:

Rank	Description	Industry	% Gain
1	Callon Petroleum Co	Oil & Gas	-90.4%
2	Energy Partners Ltd	Oil & Gas	-88.7%
3	Quiksilver Inc	Apparel	-81.7%
4	ATP Oil & Gas Corp	Oil & Gas	-79.3%
5	Capstone Turbine Corp	Electrical Components & Equipment	-77.6%
6	Rosetta Resources Inc	Oil & Gas	-74.0%
7	Swift Energy Co	Oil & Gas	-72.4%
8	General Cable Corp	Electrical Components & Equipment	-72.0%
9	Federal Mogul Corp	Auto Parts & Equipment	-70.7%
10	Steel Dynamics Inc	Iron/Steel	-69.1%

Callon Petroleum is an exploration and development company, primarily operating along the Louisiana Gulf Coast. With Hurricanes Gustav and Ike wreaking havoc on oil and gas platforms in September, Callon suffered from production slowdowns and work stoppages. By November, the company decided to cease development of its Entrada deepwater field while plunging energy prices severely dampened any positive economic reasons for continuation of this project. Jefferies and Co. slashed its ratings on Callon to “underperform,” stating that the company had “few growth prospects apart from Entrada.” The stock price fell to a 14-year low, and the position cost the Fund just under a percent in return for the twelve-month period.

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Small-Cap Value Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Top Ten Holdings as of December 31, 2008

Three of the top holdings at the end of the year were also among the best quarterly performers: American Physicians Capital, Amerisafe, and Amerigroup. Combined, these ten companies accounted for about 25% of the Fund’s net assets with no single holding representing as much as 4%.

Rank	Description	Industry	% of Net Assets
1	Ezcorp Inc	Retail	3.7%
2	Spartan Stores Inc	Food	2.8%
3	American Physicians Capital Inc	Insurance	2.6%
4	Amerisafe Inc	Insurance	2.6%
5	Healthsprings Inc	Healthcare-Services	2.4%
6	Celera Corp	Biotechnology	2.3%
7	The Laclede Group Inc	Gas	2.3%
8	Emcor Group	Engineering & Construction	2.2%
9	Amerigroup Corp	Healthcare-Services	2.1%
10	Labranche & Company Inc	Diversified Financial Services	2.1%

Total			25.1%

Industry Sector Representation as of December 31, 2008

While virtually no sector was spared the negativity of the past three months (and full year, for that matter), our models’ overweighting of basic materials, energy, and industrials was very costly to the Fund’s performance relative to the benchmarks. Remarkably, we did not benefit from our models’ underweighting financials. The financial blowups were mostly among that sector’s largest companies; small company financial stocks actually declined less than every other sector except utilities among the market’s smaller companies.

	% of Net Assets	% of S&P Small Cap Index	Difference
Basic Materials	5.9%	2.9%	3.0%
Communications	2.3%	4.5%	-2.2%
Consumer, Cyclical	16.0%	14.2%	1.8%
Consumer, Non-cyclical	20.7%	20.9%	-0.2%
Energy	7.1%	3.8%	3.3%
Financial	12.6%	20.3%	-7.7%
Industrial	22.7%	19.3%	3.4%
Technology	2.7%	8.5%	-5.8%
Utilities	10.2%	5.6%	4.6%
Cash	-0.2%	0.0%	-0.2%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2008, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically

80	Semi-Annual Report | December 31, 2008 (Unaudited)

Small-Cap Value Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

available to small companies, and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

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Small-Cap Value Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2008 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 100.23%
Aerospace/Defense - 0.24%
	AAR Corp.*	20,921	$385,156

Airlines - 2.88%
	Alaska Air Group, Inc.*	74,600	2,182,050
	Hawaiian Holdings, Inc.*	386,500	2,465,870

			4,647,920

Apparel - 1.96%
	Quiksilver, Inc.*	341,300	627,992
	Warnaco Group, Inc.*	129,100	2,534,233

			3,162,225

Auto Parts & Equipment - 1.21%
	ATC Technology Corp.*	105,000	1,536,150
	Federal-Mogul Corp.*+	98,562	416,917

			1,953,067

Beverages - 1.07%
	PepsiAmericas, Inc.	85,100	1,732,636

Biotechnology - 3.46%
	Celera Corp.*+	338,300	3,765,279
	Life Technologies Corp.*	78,600	1,832,166

			5,597,445

Building Materials - 2.05%
	Comfort Systems USA, Inc.	178,780	1,895,068
	NCI Building Systems, Inc.*	87,100	1,419,730

			3,314,798

Chemicals - 4.04%
	A. Schulman, Inc.	141,600	2,407,200
	Innophos Holdings, Inc.	78,605	1,557,165
	Terra Industries, Inc.	154,000	2,567,180

			6,531,545

Coal - 0.70%
	Arch Coal, Inc.+	69,000	1,124,010

Commercial Services - 3.10%
	Emergency Medical Services Corp., Class A*+	59,300	2,170,973
	ICF International, Inc.*+	115,846	2,846,336

			5,017,309

Distribution/Wholesale - 0.55%
	United Stationers, Inc.*	26,300	880,787

Industry	Company	Shares	Value

Diversified Financial Services - 4.15%
	Knight Capital Group, Inc., Class A*	165,600	$2,674,440
	LaBranche & Co., Inc.*	705,200	3,377,908
	Nelnet, Inc., Class A	45,100	646,283

			6,698,631

Electric Utilities - 6.83%
	Central Vermont Public Service Corp.	117,010	2,791,859
	Hawaiian Electric Industries, Inc.+	126,100	2,791,854
	MGE Energy, Inc.	96,300	3,177,900
	NorthWestern Corp.	97,100	2,278,937

			11,040,550

Electrical Components & Equipment - 1.06%
	Belden, Inc.	50,000	1,044,000
	Capstone Turbine Corp.*+	801,000	672,840

			1,716,840

Electronics - 1.14%
	Multi-Fineline Electronix, Inc.*	157,600	1,842,344

Engineering & Construction - 3.34%
	EMCOR Group, Inc.*	161,000	3,611,230
	Perini Corp.*	76,400	1,786,232

			5,397,462

Food - 4.71%
	Cal-Maine Foods, Inc.+	33,267	954,763
	Corn Products International, Inc.	75,000	2,163,750
	Spartan Stores, Inc.	193,300	4,494,225

			7,612,738

Forest Products & Paper - 1.22%
	Glatfelter	212,300	1,974,390

Gas - 3.35%
	Piedmont Natural Gas Co., Inc.	54,100	1,713,347
	The Laclede Group, Inc.+	79,000	3,700,360

			5,413,707

Healthcare - Products - 1.50%
	Cyberonics, Inc.*	145,900	2,417,563

Healthcare - Services - 6.90%
	AMERIGROUP Corp.*+	115,700	3,415,464

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Small-Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2008 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Healthcare - Services (continued)
	Gentiva Health Services, Inc.*	69,300	$2,027,718
	HealthSpring, Inc.*	196,000	3,914,120
	Triple-S Management Corp., Class B*+	155,600	1,789,400

			11,146,702

Insurance - 8.42%
	American Physicians Capital, Inc.	88,500	4,256,850
	Amerisafe, Inc.*	204,747	4,203,456
	AmTrust Financial Services, Inc.	176,600	2,048,560
	Tower Group, Inc.	110,000	3,103,100

			13,611,966

Internet - 1.92%
	EarthLink, Inc.*+	369,600	2,498,496
	United Online, Inc.	98,448	597,579

			3,096,075

Iron/Steel - 0.60%
	Cliffs Natural Resources, Inc.+	38,100	975,741

Machinery - Diversified - 2.93%
	Briggs & Stratton Corp.+	84,500	1,486,355
	Columbus McKinnon Corp.*	111,100	1,516,515
	Gardner Denver, Inc.*	74,300	1,734,162

			4,737,032

Metal Fabrication - Hardware - 0.48%
	Worthington Industries, Inc.	70,800	780,216

Miscellaneous Manufacturing - 2.16%
	EnPro Industries, Inc.*	77,200	1,662,888
	Koppers Holdings, Inc.	66,500	1,437,730
	LSB Industries, Inc.*	47,000	391,040

			3,491,658

Office Furnishing - 0.43%
	Knoll, Inc.	77,400	698,148

Oil & Gas - 3.29%
	ATP Oil & Gas Corp.*+	109,900	642,915
	Callon Petroleum Co.*	119,600	310,960
	Energy Partners, Ltd.*	93,300	125,955
	Mariner Energy, Inc.*+	65,800	671,160
	McMoRan Exploration Co.*+	193,400	1,895,320
	Rosetta Resources, Inc.*	116,400	824,112

Industry	Company	Shares	Value

Oil & Gas (continued)
	Swift Energy Co.*+	50,700	$852,267

			5,322,689

Oil & Gas Services - 3.13%
	Dril-Quip, Inc.*	58,900	1,208,039
	Hornbeck Offshore Services, Inc.*+	138,200	2,258,188
	Oil States International, Inc.*	85,200	1,592,388

			5,058,615

Packaging & Containers - 2.39%
	Greif, Inc., Class A	52,200	1,745,046
	Rock-Tenn Co., Class A	61,797	2,112,221

			3,857,267

Retail - 7.24%
	Big Lots, Inc.*+	51,500	746,235
	Casey’s General Stores, Inc.	6,900	157,113
	CEC Entertainment, Inc.*	90,400	2,192,200
	EZCORP, Inc., Class A*	396,000	6,023,160
	Jo-Ann Stores, Inc.*	81,480	1,262,125
	The Finish Line, Inc., Class A	236,200	1,322,720

			11,703,553

Semiconductors - 0.52%
	Standard Microsystems Corp.*	32,897	537,537
	Supertex, Inc.*	12,400	297,724

			835,261

Software - 2.20%
	Compuware Corp.*	292,500	1,974,375
	SYNNEX Corp.*	138,800	1,572,604

			3,546,979

Telecommunications - 0.42%
	Anixter International, Inc.*	18,000	542,160
	UTStarcom, Inc.*	75,000	138,750

			680,910

Toys/Games/Hobbies - 1.73%
	Hasbro, Inc.+	95,900	2,797,403

Transportation - 6.91%
	Gulfmark Offshore, Inc.*	64,945	1,545,042
	HUB Group, Inc., Class A*	107,400	2,849,322
	Kirby Corp.*	110,200	3,015,072
	Overseas Shipholding Group, Inc.	32,400	1,364,364
	Pacer International, Inc.	67,700	706,111

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Small-Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2008 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Transportation (continued)
	Ryder System, Inc.	22,500	$872,550
	Tidewater, Inc.	20,000	805,400

			11,157,861

TOTAL COMMON STOCKS - 100.23%			161,959,199

(Cost $217,863,788)

TOTAL INVESTMENTS - 100.23%			$161,959,199
(Cost $217,863,788)
Liabilities in Excess of Other Assets - (0.23)%			(370,696)

NET ASSETS - 100.00%			$161,588,503

*	Non Income Producing Security.
+	This security or a portion of the security is out on loan at December 31, 2008. Total loaned securities had a market value of $22,107,190 at December 31, 2008.
Ltd	– Limited

See Notes to Financial Statements.

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Large-Cap Growth Fund

MANAGER’S COMMENTARY

(Unaudited)

December 31, 2008

Dear Fellow Large-Cap Growth Fund Shareholder,

In the midst of what has now become the worst bear market since the 1930’s, our Fund declined 26.49% for the December quarter. This performance lagged both our primary market benchmark, the Russell 1000 Growth Index (down 22.79%) and the Lipper Large-Cap Growth Funds Index (down 23.75%). It was a poor quarter in both absolute and relative terms.

For the six-month semi-annual period, our Fund declined 40.41%, as compared to a 32.31% decline for the Russell 1000 Growth Index and a 34.66% decline of the Lipper Large-Cap Growth Funds Index. Several factors contributed to our poor relative performance: a larger number of more “growth leaning” companies, even relative to our growth benchmarks during a period when growth stocks were very much out of favor, none of our different stock picking models “picked up the slack” in this particular downturn, and damaging exposure to some particularly poor-performing energy companies during a period when commodity prices fell off a cliff. For the full calendar year, our Fund was down 45.42% compared to declines of 38.44% for the Russell 1000 Growth Index and 41.39% for the Lipper Large-Cap Growth Funds Index.

The table below presents our December quarter, six-month, one-year, five-year and life-to-date financial results according to the formula required by the SEC. Our last two quarters of performance were poor enough to put us “under water” since inception. See the next page for a graph of performance since inception.

	Dec. Qtr. 10/1/08 to 12/31/08	Six-Month 7/1/08 to 12/31/08	1 Year 1/1/08 to 12/31/08	5 Year 1/1/04 to 12/31/08	Life-to-Date 10/31/03 to 12/31/08

Large-Cap Growth Fund	-26.49%	-40.41%	-45.42%	-4.46%	-3.70%
Russell 1000 Growth Index	-22.79%	-32.31%	-38.44%	-3.42%	-2.48%
Lipper Large-Cap Growth Funds Index	-23.75%	-34.66%	-41.39%	-3.99%	-3.17%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000 Growth Index is an unmanaged index which consists of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Large-Cap Growth Funds Index is an index of large-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2008, Large-Cap Growth Fund ranked 688th of 803 large-cap growth funds for the twelve-month period ended December 31, 2008, 340th of 567 over the last five years and 346th of 558 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

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Large-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Large-Cap Growth Fund vs. Russell 1000 Growth Index & Lipper Large-Cap Growth Funds Index 10/31/03 to 12/31/08

Detailed Explanation of Quarterly Performance—Some stocks (slightly) cushioned the blow

The Short Version:  With a dramatic December quarter downturn, there were only a few stocks that helped cushion the blow. Only five of our stocks had positive returns.

In a quarter where misery found plenty of company, investors had to search long and hard for winners in their portfolios. While virtually all sectors suffered negative ramifications of the credit crisis and severe downturn in the economy, non-cyclical consumer stocks (especially drug-related) held up better than most. Of the top ten best performers in the Fund, six came from that sector. Sadly, five of our top performers actually posted negative returns, an indication of just how bad the quarter was for equities.

These are the ten best-performing stocks for the quarter ended December 31, 2008:

Rank	Description	Industry	% Gain
1	Gilead Sciences Inc	Biotechnology	8.9%
2	CH Robinson Worldwide Inc	Transportation	8.0%
3	IntercontinentalExchange Inc	Diversified Financial Services	5.8%
4	Bristol-Myers Squibb Co	Pharmaceuticals	3.8%
5	AT&T Inc	Telecommunications	2.1%
6	Amgen Inc	Biotechnology	-0.3%
7	Exxon Mobil Corp	Oil & Gas	-0.7%
8	Merck & Co Inc	Pharmaceuticals	-3.7%
9	Pfizer Inc	Pharmaceuticals	-4.0%
10	Abbott Laboratories	Pharmaceuticals	-4.1%

Gilead Sciences is a biotech company that develops and markets drug treatments for infectious diseases. In October, the company announced financial results that beat analysts’ expectations on favorable sales of an HIV treatment. Management also accelerated a stock-buyback initiative, a move perceived as confidence-building by shareholders. In November, the Department of Heath and Human Services issued updated guidelines for HIV treatments and named a Gilead drug (Truvada) as the lone preferred regimen.

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Large-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  A very bad quarter in energy.

With oil prices plunging by $100/barrel since setting highs in July, any and all companies with ties to the industry suffered as well. Similarly, commodities companies such as coal producers experienced similar fates. The list of ten worst performers for the quarter was made up of five energy-related companies which combined, cost the Fund over two and a half percent in return for the quarter.

These are the ten worst-performing stocks for the quarter ended December 31, 2008:

Rank	Description	Industry	% Loss
1	Massey Energy Co	Coal	-61.3%
2	Smith International Inc	Oil & Gas Services	-61.0%
3	Bank of America Corp	Banks	-56.1%
4	Urban Outfitters Inc	Retail	-53.0%
5	NII Holdings Inc	Telecommunications	-52.1%
6	National Oilwell Varco Inc	Oil & Gas Services	-51.3%
7	Noble Corp	Oil & Gas	-49.7%
8	Mosaic Co	Chemicals	-49.1%
9	FMC Technologies Inc	Oil & Gas Services	-48.8%
10	Cummins Inc	Machinery-Diversified	-48.2%

Initially considered the “white knight” for the financial services world, banking giant Bank of America fell on hard times of its own during the past quarter, as the recession accelerated, the bailout began, and shareholders worried about how the company would “synergize” with its latest acquisitions. In July, Bank of America welcomed Countrywide (of subprime lending infamy) into its family and in September announced plans to rescue brokerage behemoth Merrill Lynch from a fate similar to Lehman and Bear Stearns. By October, it accepted government funds as a participant in the TARP bailout plan, and its stock began a steady freefall once investors realized the true magnitude of the financial crisis. In December, Bank of America shareholders approved the Merrill deal, but at a valuation far less than initially negotiated. Its share price had dropped dramatically since the announcement. The transaction made Bank of America the largest domestic brokerage and wealth management shop (at a time that those businesses seem to be out of favor). The company plans to lay off about 30,000 employees as it incorporates Merrill into its operations. Its stock price plunged over 50% during the quarter and cost the Fund over a quarter of a percent in return.

Detailed Explanation of Calendar Year Performance—Companies With Positive Returns

The Short Version:  Only nine of the 125 companies we held during the calendar year had positive returns.

Drug makers also highlighted the Fund’s best performers in 2008 with four biotech firms in the top ten list (though, one was in negative territory). Combined, the four companies contributed about a half a percent to the Fund’s performance. Even a few retailers made the list, despite the challenges experienced throughout the year.

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Large-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

These are the ten best performers for the calendar year ended December 31, 2008:

Rank	Description	Industry	% Gain
1	Genentech Inc	Biotechnology	37.7%
2	Celgene Corp	Biotechnology	19.6%
3	Staples Inc	Retail	9.8%
4	Gilead Sciences Inc	Biotechnology	7.9%
5	Zimmer Holdings Inc	Healthcare-Products	6.1%
6	Omnicom Group Inc	Advertising	2.6%
7	Nordstrom Inc	Retail	2.3%
8	CH Robinson Worldwide Inc	Transportation	1.7%
9	Mattel Inc	Toys/Games/Hobbies	0.2%
10	Amgen Inc	Biotechnology	-3.4%

Biotech firm Genentech was our top performer during the fiscal year and returned over 37%. In July, Roche Holdings made an unsolicited offer to buy the remaining 44% of Genentech for $89/share (it already owned 56%), but the proposed transaction was viewed as inadequate by management. Genentech remained confident about the early results from its colon cancer treatment, Avastin, and believed it would dramatically improve its market value as it moved through the trial study process. In December, Roche maintained its commitment to buy the remaining shares of the company at the same terms, though no agreement had been reached.

Detailed Explanation of Calendar Year Performance—What Didn’t Work

The Short Version:  As goes the December quarter, so goes the year.

No industry was immune from the economic downturn and market negativity. Six different sectors were represented on the list of worst performers for 2008 with three coming from the depressed oil and gas industry. Combined, these ten holdings cost the Fund about eight and a half percent in return.

These are the ten stocks that performed the worst in the calendar year ended December 31, 2008:

Rank	Description	Industry	% Gain
1	Massey Energy Co	Coal	-81.7%
2	Smith International Inc	Oil & Gas Services	-69.0%
3	Cummins Inc	Machinery-Diversified	-67.0%
4	National Oilwell Varco Inc	Oil & Gas Services	-66.7%
5	Plains Exploration & Production Co	Oil & Gas	-66.4%
6	NII Holdings Inc	Telecommunications	-65.7%
7	AGCO Corp	Machinery-Diversified	-65.5%
8	GameStop Corp	Retail	-63.8%
9	Mosaic Co	Chemicals	-63.3%
10	Bank of America Corp	Banks	-62.8%

Massey Energy produces and markets coal and related products for utilities, steel manufacturers, and industrial companies. The company had benefited dramatically from the surging price of coal early in the year. Emerging markets such as China had been experiencing dramatic growth, and the increased demand for coal was expected to continue with the need to generate electricity in these regions. By mid-year, however, the price of coal peaked and began a freefall that was sustained through the remainder of 2008. A far weaker global economy translates into lower demand for coal and other commodities. Even the largest coal consumer, China, has shown significant signs of a slowdown. This bear market has truly demonstrated how interwoven our world economy has become. As if the news for Massey was not bad enough, late in the year, one of its subsidiaries was fined $4.2 million for safety hazards. The settlement was the largest in the industry’s history. Massey lost over 80% in 2008 and cost the Fund over one and a third percent in return.

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Large-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Top Ten Holdings as of December 31, 2008

Drug-related companies were well represented among our top ten holdings with two biotech and two pharmaceutical companies making the list. Two of the Fund’s best performers of the quarter were also among its top holdings (AT&T and Gilead Sciences). No one holding accounted for greater than 3.1% of the net assets, indicating that the Fund was well-diversified across many companies in this difficult environment for stocks. Similarly, the ten largest positions represented under 30% of the total assets of the Fund.

Rank	Description	Industry	Percent of Net Assets
1	AT&T Inc	Telecommunications	3.1%
2	Oracle Corp	Software	3.1%
3	Gilead Sciences Inc	Biotechnology	2.9%
4	Biogen Idec Inc	Biotechnology	2.7%
5	Hewlett-Packard Co	Computers	2.7%
6	International Business Machines Corp	Computers	2.6%
7	Schering Plough Corp	Pharmaceuticals	2.6%
8	Express Scripts Inc	Pharmaceuticals	2.5%
9	Apple Inc	Computers	2.5%
10	Cisco Systems Inc	Telecommunications	2.5%

Total			27.2%

Industry Sector Representation as of December 31, 2008

While virtually no sector was spared the negativity of the past three months (and full year), our models’ overweighting of basic materials was very costly to the Fund’s performance relative to the benchmarks. This sector included commodities-related stocks, many of which had been solid performers in the past, but plunged in value as the weak global economy hindered demand for such products. We did benefit from our significant underweighting of financials, the sector that initiated the downturn and remained depressed throughout the year.

	% of Net Assets	% of S&P 500 Index	Difference
Basic Materials	8.9%	3.0%	5.9%
Communications	14.0%	10.9%	3.1%
Consumer, Cyclical	2.4%	8.2%	-5.8%
Consumer, Non-cyclical	32.3%	25.2%	7.1%
Energy	14.7%	13.5%	1.2%
Financial	2.0%	13.0%	-11.0%
Industrial	8.6%	11.2%	-2.6%
Technology	16.1%	10.9%	5.2%
Utilities	1.0%	4.1%	-3.1%
Diversified	0.0%	0.0%	0.0%
Cash	0.0%	0.0%	0.0%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2008, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

90	Semi-Annual Report | December 31, 2008 (Unaudited)

Large-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

The Fund is subject to market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Large-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

www.bridgeway.com	91

Large-Cap Growth Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2008 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 100.00%
Aerospace/Defense - 1.11%
	L-3 Communications Holdings, Inc.	2,000	$147,560
	Rockwell Collins, Inc.	18,300	715,347

			862,907

Banks - 2.03%
	State Street Corp.	22,700	892,791
	US Bancorp	27,500	687,775

			1,580,566

Beverages - 1.04%
	Coca-Cola Co.	17,800	805,806

Biotechnology - 9.75%
	Amgen, Inc.*	32,200	1,859,550
	Biogen Idec, Inc.*+	44,400	2,114,772
	Celgene Corp.*	24,900	1,376,472
	Gilead Sciences, Inc.*	43,640	2,231,749

			7,582,543

Chemicals - 8.87%
	CF Industries Holdings, Inc.	20,500	1,007,780
	Monsanto Co.	11,900	837,165
	Mosaic Co.+	47,300	1,636,580
	Potash Corp. of Saskatchewan, Inc.	24,100	1,764,602
	Praxair, Inc.	27,900	1,656,144

			6,902,271

Coal - 0.49%
	Massey Energy Co.+	27,800	383,362

Commercial Services - 3.48%
	MasterCard, Inc., Class A	10,000	1,429,300
	Paychex, Inc.+	48,700	1,279,836

			2,709,136

Computers - 10.20%
	Apple, Inc.*	23,000	1,963,050
	EMC Corp.*	178,400	1,867,848
	Hewlett-Packard Co.	57,300	2,079,417
	International Business Machines Corp.+	24,000	2,019,840

			7,930,155

Electric Utilities - 1.00%
	Allegheny Energy, Inc.	22,900	775,394

Energy - Alternative Sources - 1.17%
	First Solar Inc.*	6,600	910,536

Industry	Company	Shares	Value

Engineering & Construction - 1.34%
	Jacobs Engineering Group, Inc.*+	21,600	$1,038,960

Food - 0.10%
	General Mills, Inc.	1,300	78,975

Healthcare - Products - 8.30%
	CR Bard, Inc.	1,800	151,668
	Intuitive Surgical, Inc.*+	12,900	1,638,171
	Johnson & Johnson+	27,300	1,633,359
	Medtronic, Inc.	4,400	138,248
	St. Jude Medical, Inc.*	40,900	1,348,064
	Stryker Corp.+	38,800	1,550,060

			6,459,570

Internet - 3.82%
	eBay, Inc.*	100,200	1,398,792
	Google, Inc., Class A*	5,100	1,569,015

			2,967,807

Machinery - Diversified - 0.98%
	Flowserve Corp.	14,800	762,200

Media - 1.69%
	Comcast Corp., Class A	33,100	558,728
	Walt Disney Co.	33,200	753,308

			1,312,036

Metal Fabrication - Hardware - 1.81%
	Precision Castparts Corp.	23,700	1,409,676

Oil & Gas - 7.15%
	Diamond Offshore Drilling, Inc.+	22,900	1,349,726
	Exxon Mobil Corp.	23,200	1,852,056
	Noble Corp.	34,400	758,864
	XTO Energy, Inc.	45,332	1,598,860

			5,559,506

Oil & Gas Services - 4.83%
	Baker Hughes, Inc.	22,700	727,989
	Cameron International Corp.*+	41,800	856,900
	FMC Technologies, Inc.*	30,900	736,347
	National Oilwell Varco, Inc.*	30,400	742,976
	Smith International, Inc.	30,200	691,278

			3,755,490

Pharmaceuticals - 9.62%
	Bristol-Myers Squibb Co.	79,500	1,848,375
	Express Scripts, Inc.*	35,900	1,973,782

92	Semi-Annual Report | December 31, 2008 (Unaudited)

Large-Cap Growth Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2008 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Pharmaceuticals (continued)
	Merck & Co., Inc.	50,800	$1,544,320
	Pfizer, Inc.	7,200	127,512
	Schering-Plough Corp.	116,800	1,989,104

			7,483,093

Pipelines - 1.09%
	The Williams Cos., Inc.	58,466	846,588

Retail - 2.42%
	CVS Caremark Corp.	3,340	95,992
	GameStop Corp., Class A*+	45,300	981,198
	Urban Outfitters, Inc.*	53,600	802,928

			1,880,118

Software - 5.90%
	CA, Inc.	35,000	648,550
	Microsoft Corp.	79,800	1,551,312
	Oracle Corp.*	134,700	2,388,231

			4,588,093

Telecommunications - 8.45%
	AT&T, Inc.	83,800	2,388,300
	Cisco Systems, Inc.*	119,200	1,942,960
	Harris Corp.	22,100	840,905
	Juniper Networks, Inc.*+	53,900	943,789
	NII Holdings, Inc.*	25,300	459,954

			6,575,908

Transportation - 3.36%
	CH Robinson Worldwide, Inc.	22,200	1,221,666
	Union Pacific Corp.	29,100	1,390,980

			2,612,646

TOTAL COMMON STOCKS - 100.00%			77,773,342

(Cost $111,049,104)

TOTAL INVESTMENTS - 100.00%			$77,773,342
(Cost $111,049,104)
Other Assets in Excess of Liabilities - 0.00%			3,511

NET ASSETS - 100.00%			$77,776,853

*	Non Income Producing Security.
+	This security or a portion of the security is out on loan at December 31, 2008. Total loaned securities had a market value of $11,399,173 at December 31, 2008.

See Notes to Financial Statements.

www.bridgeway.com	93

Large-Cap Value Fund

MANAGER’S COMMENTARY

(Unaudited)

December 31, 2008

Dear Fellow Large-Cap Value Fund Shareholder,

In the midst of what has now become the worst bear market since the 1930’s, our Fund declined 18.26% for the December quarter. As bad as this is in absolute terms, we outperformed each of our performance benchmarks, providing some “cushion” in the downturn. Our primary market benchmark, the Russell 1000 Value Index was down 22.18%, and our peer benchmark, the Lipper Large-Cap Value Funds Index was down 21.09%. It was a good quarter on a relative basis.

For the six month semi-annual period, our Fund declined 26.36%, relative to declines of 26.93% for Russell 1000 Value Index and 27.90% for the Lipper Large Cap Value Funds Index. Overall, the Fund was helped some by an overweighting in the communications sector, which held up better than most sectors, and especially by good picking among these stocks.

For the full calendar year, Large-Cap Value Fund declined 36.83%, a “hair” better than the Russell 1000 Value Index (down 36.85%) and the Lipper Large-Cap Value Funds Index (down 37.00%). We were able to add a slight cushion against our benchmarks for the year and we are pleased with that.

The table below presents our December quarter, six-month, one-year, five-year and life-to-date financial results according to the formula required by the SEC. Although there is a lot of “red ink” in the table, our record is a perfect “clean sweep” with respect to our market benchmarks across all these time periods. See the next page for a graph of performance since inception.

	Dec. Qtr. 10/1/08 to 12/31/08	Six-Month 7/1/08 to 12/31/08	1 Year 1/1/08 to 12/31/08	5 Year 1/1/04 to 12/31/08	Life-to-Date 10/31/03 to 12/31/08

Large-Cap Value Fund	-18.26%	-26.36%	-36.83%	0.11%	1.50%
Russell 1000 Value Index	-22.18%	-26.93%	-36.85%	-0.79%	0.65%
Lipper Large-Cap Value Funds Index	-21.09%	-27.90%	-37.00%	-1.90%	-0.46%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000 Value Index is an unmanaged index which consists of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. The Lipper Large-Cap Value Funds Index is an index of large-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2008, Large-Cap Value Fund ranked 297th of 596 large-cap value funds for the twelve-month period ended December 31, 2008, 60th of 429 over the last five years and 67th of 423 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

94	Semi-Annual Report | December 31, 2008 (Unaudited)

Large-Cap Value Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Large-Cap Value Fund vs. Russell 1000 Value Index & Lipper Large-Cap Value Funds Index 10/31/03 to 12/31/08

Detailed Explanation of Quarterly Performance—Some stocks (slightly) cushioned the blow

The Short Version:  With a dramatic December quarter downturn, there were very few stocks that helped cushion the blow. Nevertheless, we did beat our market benchmarks, even though only nine of our stocks had positive returns.

In a quarter where misery found plenty of company, investors had to search long and hard for winners in their portfolios. Virtually all sectors suffered negative ramifications of the credit crisis and severe downturn in the economy. Nevertheless, our models were able to find relative value among pharmaceuticals and telecommunications, as our top four performers came from these industries. For the quarter, our stock picks were strong across a broad array of the general market, including each sector except industrials and basic materials.

These are the ten best-performing stocks for the quarter ended December 31, 2008:

Rank	Description	Industry	% Gain
1	Telephone & Data Systems Inc	Telecommunications	15.2%
2	Merck & Co Inc	Pharmaceuticals	12.7%
3	Bristol-Myers Squibb Co	Pharmaceuticals	11.5%
4	Verizon Communications Inc	Telecommunications	5.6%
5	Exxon Mobil Corp	Oil & Gas	2.8%
6	AT&T Inc	Telecommunications	2.1%
7	Home Depot Inc	Retail	1.8%
8	United Technologies Corp	Aerospace/Defense	0.5%
9	Time Warner Inc	Media	0.1%
10	Hess Corp	Oil & Gas	-0.6%

Pharmaceutical giant Bristol-Myers Squibb struggled along with its big pharmaceutical counterparts early in the quarter while the recession kicked into high gear. Investors worried about pricing pressures and job cuts, as these companies would be forced to reevaluate their business models given the dire economic times. Its stock price hit a 52-week low in mid-October. However, shortly thereafter, it received good news from the FDA about a cancer drug it was developing with Imclone Systems. The FDA will implement a priority review of this treatment, which should be completed within six months. In November, management announced plans to increase cashflow significantly over the next few years by more efficient oversight of inventory, receivables, and payables. Finally, in December, Bristol-Myers Squibb joined forces with Exelixis to develop new cancer treatments. The deal represents its new partnership strategy designed to reduce internal research and development expenses, while still participating in the early-stage and advanced development of promising treatments. The holding contributed just under half a percent to the return of the Fund during the quarter.

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Large-Cap Value Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  Energy, chemicals, and . . . finance. A bad combination in the December quarter.

So much for diversification. No industry was immune from the economic downturn and market negativity. Six different sectors were represented on the list of worst performers for the quarter with three coming from non-cyclical consumer industries. Combined, these ten holdings cost the Fund over seven percent in return. Four of the worst performers lost over 50% in value. These are the ten worst-performing stocks for the quarter ended December 31, 2008:

Rank	Description	Industry	% Loss
1	Textron Inc	Miscellaneous Manufacturing	-55.1%
2	Chesapeake Energy Corp	Oil & Gas	-54.9%
3	Bank of America Corp	Banks	-52.0%
4	Cigna Corp	Healthcare-Services	-50.4%
5	Dow Chemical Co	Chemicals	-46.8%
6	Expedia Inc	Internet	-45.5%
7	RR Donnelley & Sons Co	Commercial Services	-44.6%
8	AGCO Corp	Machinery-Diversified	-44.6%
9	MetLife Inc	Insurance	-37.1%
10	Bunge Ltd	Agriculture	-31.9%

Initially considered the “white knight” for the financial services world, banking giant Bank of America fell on hard times of its own during the past quarter, as the recession accelerated, the bailout began, and shareholders worried about how the company would “synergize” with its latest acquisitions. In July, Bank of America welcomed Countrywide (of subprime lending infamy) into its family and in September announced plans to rescue brokerage behemoth Merrill Lynch from a fate similar to Lehman and Bear Stearns. By October, it accepted government funds as a participant in the TARP bailout plan, and its stock began a steady freefall once investors realized the true magnitude of the financial crisis. In December, Bank of America shareholders approved the Merrill deal, but at a valuation far less than initially negotiated. Its share price had dropped dramatically since the announcement. The transaction made Bank of America the largest domestic brokerage and wealth management shop (at a time that those businesses seem to be out of favor). The company plans to lay off about 30,000 employees as it incorporates Merrill into its operations. Its stock price plunged over 50% during the quarter and cost the Fund over a quarter of a percent in return.

Detailed Explanation of Calendar Year Performance—A handful of companies with positive returns

The Short Version:  Only five of the 83 companies we held during the calendar year had positive returns.

A sign of the times…half of the year’s best-performing stocks in the Fund actually lost market value. Seven different sectors were represented in the list. Only two of the top performers increased more than 10%. Say no more…2008 was a tough year for stock picking, no matter how many different ways you analyze it.

96	Semi-Annual Report | December 31, 2008 (Unaudited)

Large-Cap Value Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

These are the ten best performers for the calendar year ended December 31, 2008:

Rank	Description	Industry	% Gain
1	Telephone & Data Systems Inc	Telecommunications	15.2%
2	Merck & Co Inc	Pharmaceuticals	12.7%
3	Mattel Inc	Toys/Games/Hobbies	5.0%
4	Home Depot Inc	Retail	1.8%
5	United Technologies Corp	Aerospace/Defense	0.5%
6	Freeport-McMoRan Copper & Gold Inc	Mining	-0.1%
7	Allstate Corp	Insurance	-3.5%
8	Time Warner Inc	Media	-4.5%
9	Southern Co	Electric	-4.5%
10	Union Pacific Corp	Transportation	-5.2%

Move over Barbie…here come the Bratz. In July, toymaker Mattel won a legal battle against MGA Entertainment over the ownership rights of Bratz dolls. The Court found that much of the design had occurred when the doll’s creator was under Mattel’s employment and MGA intentionally interfered with an exclusivity arrangement. Since good news often follows more good news (just not enough these days), a day later, Mattel posted better than expected earnings on surprisingly strong sales of merchandise related to movie hits The Dark Knight, Speed Racer, and Kung Fu Panda. Perhaps toys are the boom industry in the bear market. Mattel returned five percent for the year.

Detailed Explanation of Calendar Year Performance—What Didn’t Work

The Short Version:  This was definitely the worst year since 1931. Thirteen of our 83 companies lost more than half their value.

While financials, energy, and retailers may have garnered much of the negative press in 2008, the carnage made no distinction of industry. Six different sectors were represented on the list of the year’s worst performers. All 10 of the holdings lost over 50% in value, and combined they cost the Fund over eight and a half percent.

These are the ten stocks that performed the worst in the calendar year ended December 31, 2008:

Rank	Description	Industry	% Gain
1	Textron Inc	Miscellaneous Manufacturing	-81.5%
2	Expedia Inc	Internet	-73.9%
3	AGCO Corp	Machinery-Diversified	-64.0%
4	RR Donnelley & Sons Co	Commercial Services	-64.0%
5	Wachovia Corp	Banks	-61.0%
6	Cigna Corp	Healthcare-Services	-60.1%
7	Bank of America Corp	Banks	-59.2%
8	Chesapeake Energy Corp	Oil & Gas	-58.8%
9	Bunge Ltd	Agriculture	-56.4%
10	Southern Copper Corp	Mining	-52.8%

While large companies often benefit from diversification of business segments, some major conglomerates have struggled as of late, with many of their diverse units suffering from the dire economy at exactly the same time. Textron operates aircraft (Bell, Cessna), industrial, and financial divisions. In July, the company announced higher profits, but missed analysts’ expectations because rising energy costs resulted in larger than expected expenses. By October, the company’s financial arm was hurting, as its asset-based lending business and other product lines were devastated in the credit crunch. Following a worse than expected earnings announcement, some analysts went so far as to call for Textron to exit those financial businesses altogether. In December, the company reduced its outlook for the fourth quarter, eliminated five percent of its workforce, and

www.bridgeway.com	97

Large-Cap Value Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

announced plans to shut down most of its commercial finance arm to raise much needed liquidity. The stock plunged over 80% and cost the Fund over one-and-a-half percent in return in 2008. This stock demonstrates that the financial crisis has definitely spread beyond Wall Street and the financial sector.

Top Ten Holdings as of December 31, 2008

Four of our largest positions were also among the Fund’s top performers of the quarter: Verizon Communications, Bristol-Myers Squibb, Exxon Mobil, AT&T. Five different industries were represented on the list of top holdings, revealing strong diversification across sectors. The ten largest positions represented 45.7% of the total assets of the Fund.

Rank	Description	Industry	Percent of Net Assets
1	Hewlett-Packard Co	Computers	5.3%
2	Verizon Communications Inc	Telecommunications	5.1%
3	Bristol-Myers Squibb Co	Pharmaceuticals	5.0%
4	Exxon Mobil Corp	Oil & Gas	4.9%
5	Medco Health Solutions Inc	Pharmaceuticals	4.8%
6	AT&T Inc	Telecommunications	4.8%
7	Lockheed Martin Corp	Aerospace/Defense	4.4%
8	ChevronTexaco Corp	Oil & Gas	3.9%
9	Pfizer Inc	Pharmaceuticals	3.9%
10	International Business Machines Corp	Computers	3.6%

Total			45.7%

Industry Sector Representation as of December 31, 2008

While virtually no sector was spared the negativity of the past three months (and full year, for that matter), our models’ overweighting of industrial companies was costly to the Fund’s performance relative to the benchmarks. The sector included manufacturing and commodities-related stocks, many of which had been solid performers in the past, but plunged in value, as the weak global economy hindered demand for such products. Fortunately, our overweighting of communications companies more than made up the difference. Even though the sector declined during the quarter, it outperformed many others and helped limit some of the Fund’s overall losses.

	% of Net Assets	% of S&P 500 Index	Difference
Basic Materials	2.0%	3.0%	-1.0%
Communications	17.4%	10.9%	6.5%
Consumer, Cyclical	3.2%	8.2%	-5.0%
Consumer, Non-cyclical	25.7%	25.2%	0.5%
Energy	9.9%	13.5%	-3.6%
Financial	11.5%	13.0%	-1.5%
Industrial	15.4%	11.2%	4.2%
Technology	9.8%	10.9%	-1.1%
Utilities	5.0%	4.1%	0.9%
Cash	0.1%	0.0%	0.1%

Total	100.0%	100.0%

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered

98	Semi-Annual Report | December 31, 2008 (Unaudited)

Large-Cap Value Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2008, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Large-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

www.bridgeway.com	99

Large-Cap Value Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2008 (Unaudited)

Industry	Company	Shares	Value

	COMMON STOCKS - 99.77%
	Aerospace/Defense - 9.92%
	Lockheed Martin Corp.	18,300	$1,538,664
	Raytheon Co.	20,000	1,020,800
	United Technologies Corp.	16,900	905,840

			3,465,304

	Banks - 2.80%
	JPMorgan Chase & Co.	9,600	302,688
	US Bancorp	27,000	675,270

			977,958

	Beverages - 1.15%
	Pepsi Bottling Group, Inc.	17,900	402,929

	Biotechnology - 2.12%
	Amgen, Inc.*	12,800	739,200

	Chemicals - 1.97%
	Dow Chemical Co.	26,100	393,849
	E.I. du Pont de Nemours & Co.	11,700	296,010

			689,859

	Commercial Services - 1.17%
	RR Donnelley & Sons Co.	30,000	407,400

	Computers - 8.82%
	Hewlett-Packard Co.	50,600	1,836,274
	International Business Machines Corp.	14,800	1,245,568

			3,081,842

Diversified Financial Services - 1.33%
	Interactive Brokers Group, Inc., Class A*+	26,000	465,140

Electric Utilities - 5.00%
	American Electric Power Co., Inc.+	24,000	798,720
	Duke Energy Corp.	26,100	391,761
	Southern Co.	15,050	556,850

			1,747,331

Healthcare - Services - 2.59%
	Aetna, Inc.	22,600	644,100
	CIGNA Corp.	15,500	261,175

			905,275

Insurance - 7.42%
	Aflac, Inc.	15,000	687,600
	Berkshire Hathaway, Inc., Class B*	280	899,920

Industry	Company	Shares	Value

Insurance (continued)
	Chubb Corp.	19,700	$1,004,700

			2,592,220
Internet - 0.74%
	Expedia, Inc.*	31,500	259,560

Machinery - Diversified - 0.71%
	AGCO Corp.*	10,500	247,695

Media - 5.33%
	CBS Corp., Class B	20,100	164,619
	Time Warner, Inc.	62,900	632,774
	Walt Disney Co.	46,900	1,064,161

			1,861,554

Miscellaneous Manufacturing - 2.83%
	General Electric Co.	27,100	439,020
	Honeywell International, Inc.	10,000	328,300
	Parker Hannifin Corp.	5,250	223,335

			990,655

Oil & Gas - 9.87%
	Chesapeake Energy Corp.	22,000	355,740
	Chevron Corp.	18,514	1,369,481
	Exxon Mobil Corp.	21,600	1,724,328

			3,449,549

Packaging & Containers - 1.02%
	Owens-Illinois, Inc.*	13,000	355,290

Pharmaceuticals - 18.65%
	Bristol-Myers Squibb Co.	75,000	1,743,750
	Express Scripts, Inc.*	15,000	824,700
	Medco Health Solutions, Inc.*	40,000	1,676,400
	Merck & Co., Inc.	30,400	924,160
	Pfizer, Inc.	76,200	1,349,502

			6,518,512

Retail - 3.16%
	CVS Caremark Corp.	11,480	329,935
	Home Depot, Inc.	23,900	550,178
	Target Corp.+	6,500	224,445

			1,104,558

Semiconductors - 0.96%
	Altera Corp.+	20,000	334,200

Telecommunications - 11.28%
	AT&T, Inc.	58,792	1,675,572
	Telephone & Data Systems, Inc.	14,800	469,900

100	Semi-Annual Report | December 31, 2008 (Unaudited)

Large-Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2008 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Telecommunications (continued)
	Verizon Communications, Inc.	53,030	$1,797,717

			3,943,189
Transportation - 0.93%
	Union Pacific Corp.	6,800	325,040

TOTAL COMMON STOCKS - 99.77%			34,864,260

(Cost $37,432,780)

MONEY MARKET FUND - 0.07%

	Rate^	Shares	Value
BlackRock Temp Cash Liquidity Fund Institutional Shares #21	1.68%	24,054	24,054

TOTAL MONEY MARKET FUND - 0.07%			24,054

(Cost $24,054)

TOTAL INVESTMENTS - 99.84%			$34,888,314
(Cost $37,456,835)
Other Assets in Excess of Liabilities - 0.16%			56,164

NET ASSETS - 100.00%			$34,944,478

*	Non Income Producing Security.
+	This security or a portion of the security is out on loan at December 31, 2008. Total loaned securities had a market value of $528,625 at December 31, 2008.
^	Rate disclosed is as of December 31, 2008.

See Notes to Financial Statements.

www.bridgeway.com	101

Blue Chip 35 Index Fund

MANAGER’S COMMENTARY

(Unaudited)

December 31, 2008

Dear Fellow Blue Chip 35 Index Fund Shareholder,

In the midst of the worst bear market since the 1930’s, our Fund declined 21.93% in the second half of calendar 2008, providing a handful of percentage points of “cushion” versus our market and peer benchmarks. The S&P 500 Index of large stocks (although somewhat smaller than our “ultra-large” ones) declined 28.48%, while the Lipper Large-Cap Core Funds Index declined 29.46%. Across nearly all sectors of the market, our weighting of the very largest companies helped our Fund do just what it was designed to do in a majority of bear markets. While double digit declines are never a good thing, on a relative performance basis, we are pleased.

For the full calendar year, our Fund dropped 33.30%, versus the 37.00% drop of the S&P 500 (the worst performance since 1931!) and the 37.07% drop of the Lipper Large-Cap Core Funds Index. Also noteworthy over the last year is that we very slightly outperformed our own proprietary index, Bridgeway Ultra-Large 35 Index. This record in 2008 exceeds one internal goal, which is to underperform this index of the same stocks by less than the amount of our net operating expense ratio, a very lean 0.15%.

The table below presents our December quarter, six-month, one-year, five-year, ten-year and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance from inception.

	Dec. Qtr. 10/1/08 to 12/31/08	Six-Month 7/1/08 to 12/31/08	1 Year 1/1/08 to 12/31/08	5 Year 1/1/04 to 12/31/08	10 Year 1/1/99 to 12/31/08	Life-to-Date 7/31/97 to 12/31/08

Blue Chip 35 Index Fund	-19.01%	-21.93%	-33.30%	-3.06%	-0.94%	2.09%
S&P 500 Index	-21.94%	-28.48%	-37.00%	-2.19%	-1.38%	1.19%
Bridgeway Ultra-Large 35 Index	-19.20%	-21.89%	-33.52%	-3.15%	-0.73%	2.17%
Lipper Large-Cap Core Funds Index	-22.16%	-29.46%	-37.07%	-2.73%	-1.90%	0.55%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks with dividends reinvested. The Bridgeway Ultra-Large 35 Index is an index comprised of very large, “blue chip” U.S. stocks, excluding tobacco; it is compiled by the adviser of the Fund. The Lipper Large-Cap Core Funds Index reflects the aggregate record of domestic large-cap core mutual funds as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2008, Blue-Chip 35 Index Fund ranked 148th of 851 large-cap core funds for the twelve months ending December 31, 2008, 340th of 606 over the last five years, 111th of 344 over the last ten years, and 48th of 271 since inception in July 1997. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

102	Semi-Annual Report | December 31, 2008 (Unaudited)

Blue Chip 35 Index Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Blue Chip 35 Index Fund vs. S&P 500 Index & Bridgeway Ultra-Large 35 Index & Lipper Large-Cap Core Funds Index Inception 7/31/97 to 12/31/08

Six-Month Performance: Large Cap Dominance Continues (just when we need it)

The Short Version:  We don’t expect our blue chip stocks to outperform very small ones over the long haul, since small stocks are riskier and should command a performance premium. However, due to the unusual construction of Bridgeway Ultra-Large 35 Index, we hope to do better than the more classically constructed large company indexes, as we have recently, over the last decade and since inception. If we can also time our periods of significant outperformance around bear markets, we will have tweaked both the return and risk of our shareholders’ results in a favorable direction. Add in a tiny expense ratio, excellent execution, and a so far perfect record for not distributing capital gains . . . We love this Fund!

The table on the next page presents short-term and long-term statistics for various size companies. There are a number of things to glean from this table. First (third column), in a down market, very large “blue chip” or “ultra-large” companies have frequently fallen less far. We certainly took advantage of that phenomenon in the last six months of the bear market.

Second (seventh column), over the long haul, ultra-large companies somewhat lag other size companies. This makes sense because they have been less risky/more stable. So far, nothing surprising. However, . . .

Third (column six), if you compare the ten-year performance of the CRSP 1 decile (-2.2%) to the S&P 500 Index (-1.4%) and our Fund (-0.9%), you get a very surprising result. The last ten year period included the longest running dominance of small companies over the last eight decades. In this environment you would expect large companies (both CRSP 1 and the S&P 500) to underperform the smallest ones, which they did. But you would also expect our Fund of ultra-large companies to perform in line with (or a hair worse than) CRSP 1 and definitely lag the S&P 500. In fact our Fund beat both! We attribute that partially to the unusual “roughly equal weighting” structure of our Fund. So far, our Fund has outperformed CRSP 1 by just over one percent/year on average. Over the long haul that’s no chump change. While not predictive of Fund return, simple math says that over a twenty-five year period, 1 percentage additional return translates into over 28% more return on a cumulative basis.

www.bridgeway.com	103

Blue Chip 35 Index Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

CRSP Decile[1]	Dec. Qtr. 10/1/08 to 12/31/08	Six-Months 7/1/08 to 12/31/08	1 Year 1/1/08 to 12/31/08	5 Years 1/1/04 to 12/31/08	10 Years 1/1/99 to 12/31/08	83 Years 1/1/1926 to 12/31/08

1 (ultra-large)	-20.2%	-26.1%	-35.1%	-2.1%	-2.2%	8.9%
2	-24.5%	-34.5%	-41.9%	-0.5%	1.9%	10.1%
3	-26.5%	-36.0%	-40.4%	-1.3%	2.5%	10.4%
4	-24.1%	-32.4%	-37.1%	-0.8%	2.8%	10.3%
5	-26.0%	-31.0%	-35.2%	0.9%	3.3%	10.9%
6	-28.0%	-32.7%	-40.0%	-1.8%	3.5%	10.8%
7	-27.6%	-27.0%	-36.3%	-0.8%	3.5%	10.8%
8	-26.8%	-27.1%	-35.6%	-1.3%	5.6%	11.0%
9	-27.2%	-25.8%	-36.9%	-4.0%	5.5%	11.0%
10 (ultra-small)	-34.8%	-37.9%	-47.3%	-6.6%	7.0%	12.3%

[1]

The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by the market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

Calendar Year Performance

The Short Version:  Only four of our companies posted positive returns in 2008. Ouch!

The table below presents our results at the company level. As would be expected in a recession, healthcare (“non-cyclical”) stocks held up the best. Four of our top ten performers were from this sector. At the other end of the spectrum, many financial stocks appeared.

Total Return for Blue Chip 35 Index Fund Stocks for the Calendar Year Ended December 31, 2008:

Rank	Company	Industry	% Change
1	Genentech Inc	Biotechnology	21.5%
2	Wal-Mart Stores Inc	Retail	12.4%
3	Wells Fargo & Co	Banks	8.2%
4	Applied Materials Inc*	Semiconductors	6.0%
5	Abbott Laboratories**	Pharmaceuticals	-0.6%
6	Dell Inc*	Computers	-2.7%
7	Time Warner Inc*	Media	-9.0%
8	Exxon Mobil Corp	Oil & Gas	-9.1%
9	Johnson & Johnson	Healthcare-Products	-9.9%
10	Procter & Gamble Co	Cosmetics/Personal Care	-11.9%
11	Chevron Corp	Oil & Gas	-12.6%
12	Idearc Inc	Media	-12.7%
13	United Parcel Service Inc	Transportation	-12.8%
14	Home Depot Inc*	Retail	-12.8%
15	Eli Lilly & Co*	Pharmaceuticals	-12.8%
16	Texas Instruments Inc*	Semiconductors	-13.7%
17	3M Co*	Miscellaneous Manufacturing	-14.9%
18	Pfizer Inc	Pharmaceuticals	-15.2%
19	Hewlett-Packard Co**	Computers	-16.2%
20	Oracle Corp	Software	-16.2%
21	International Business Machines Corp	Computers	-17.5%

104	Semi-Annual Report | December 31, 2008 (Unaudited)

Blue Chip 35 Index Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Rank	Company	Industry	% Change
22	Coca-Cola Co	Beverages	-18.6%
23	Verizon Communications Inc	Telecommunications	-18.7%
24	JPMorgan Chase & Co	Banks	-19.6%
25	PepsiCo Inc	Beverages	-21.6%
26	CVS/Caremark Corp**	Retail	-22.7%
27	AT&T Inc	Telecommunications	-23.2%
28	United Technologies Corp	Aerospace/Defense	-24.7%
29	Berkshire Hathaway Inc	Insurance	-24.9%
30	Occidental Petroleum Corp**	Oil & Gas	-25.9%
31	ConocoPhillips	Oil & Gas	-26.4%
32	Intel Corp	Semiconductors	-27.3%
33	Visa Inc**	Commercial Services	-30.1%
34	Cisco Systems Inc	Telecommunications	-33.1%
35	Google Inc	Internet	-33.7%
36	Merck & Co Inc	Pharmaceuticals	-34.2%
37	Bank of America Corp	Banks	-35.6%
38	Microsoft Corp	Software	-35.7%
39	Apple Inc**	Computers	-36.2%
40	Monsanto Co**	Chemicals	-38.3%
41	General Electric Co	Miscellaneous Manufacturing	-43.2%
42	Wachovia Corp*	Banks	-48.4%
43	Citigroup Inc	Banks	-57.3%
44	Halliburton Co**	Oil & Gas Services	-62.7%
45	American International Group Inc***	Insurance	-91.4%

*	These companies were removed from the Bridgeway Ultra-Large 35 Index at the end of the quarter ended June 30, 2008.
**	These companies were added to the Bridgeway Ultra-Large 35 Index at the end of the quarter ended June 30, 2008.
***	This company was removed from the Bridgeway Ultra-Large 35 Index at the end of the quarter ended September 30, 2008.

In the Midst of the Worst Bear Market in a Lifetime, Our Fund’s First Blue Chip “Blowup”

The Short Version:  At the time of our Index rebalancing in June, one stock we wish we had avoided was AIG. However, as the largest insurance company in America, and based on the quantitative discipline of our index composition process, the company was bound to remain with us... but not for long.

An interesting aspect of our Index process is that we start with 36 companies in the Ultra-large 35 Index (and thus our Fund) each time we rebalance. We usually anticipate the merger of two of our companies, reducing the number back to 35. For example, this happened when Time Warner merged with AOL in 2003. The other way a company may exit our Index is when one of the companies goes bankrupt—a very rare occurrence for ultra-large companies. AIG is an interesting, if very unfortunate twist on this possibility.

While analysts claimed that AIG’s insurance business remained sound, bad bets (to put it mildly) on mortgage derivatives brought about the company’s rapid demise and no white knight emerged to keep the financial markets from further unraveling. Once again, the Fed was forced to step in and orchestrate another government bailout, hugely diluting current investors’ ownership in the process. While the U.S. government ensured AIG’s rescue from bankruptcy, shareholder wealth was largely wiped out, and since it was no longer an ultra-large company, it was booted from our index at the end of September—but only after declining 91% for the year. This was the first blue chip “blowup” in our Fund’s eleven-year history. Previously, we sidestepped Enron, Worldcom, Wachovia and Washington Mutual.

www.bridgeway.com	105

Blue Chip 35 Index Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Industry Sector Representation as of December 31, 2008

As consumer non-cyclical stocks generally hold up better than most sectors in a recession, this sector now represents a strong 28.1% of our Fund, a few percentage points more than the S&P 500 Index. Our largest weighting relative to the S&P 500 was technology. We currently own no utility stocks, a sector that has also held up better than most of the market.

	% of Fund	% S&P 500	Difference
Basic Materials	2.6%	3.0%	-0.4%
Communications	11.4%	10.9%	0.5%
Consumer, Cyclical	7.2%	8.2%	-1.0%
Consumer, Non-cyclical	28.1%	25.2%	2.9%
Energy	13.7%	13.5%	0.2%
Financial	12.6%	13.0%	-0.4%
Industrial	8.6%	11.2%	-2.6%
Technology	15.9%	10.9%	5.0%
Utilities	0.0%	4.1%	-4.1%
Cash	-0.1%	0.0%	-0.1%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2008, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to significant market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Blue Chip 35 Index Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

106	Semi-Annual Report | December 31, 2008 (Unaudited)

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www.bridgeway.com	107

Blue Chip 35 Index Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2008 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 100.08%
Aerospace/Defense - 3.26%
	United Technologies Corp.	96,780	$5,187,408

Banks - 9.47%
	Bank of America Corp.	166,308	2,341,617
	Citigroup, Inc.	276,549	1,855,644
	JPMorgan Chase & Co.	156,295	4,927,981
	Wells Fargo & Co.+	200,759	5,918,375

			15,043,617

Beverages - 5.76%
	Coca-Cola Co.	104,757	4,742,349
	PepsiCo., Inc.	80,550	4,411,724

			9,154,073

Biotechnology - 3.42%
	Genentech, Inc.*	65,515	5,431,849

Chemicals - 2.62%
	Monsanto Co.	59,100	4,157,685

Commercial Services - 2.94%
	Visa, Inc., Class A+	89,200	4,678,540

Computers - 7.81%
	Apple, Inc.*	45,750	3,904,762
	Hewlett-Packard Co.	125,000	4,536,250
	International Business Machines Corp.	47,142	3,967,471

			12,408,483

Cosmetics/Personal Care - 2.90%
	Procter & Gamble Co.	74,526	4,607,197

Healthcare-Products - 3.27%
	Johnson & Johnson	86,752	5,190,372

Insurance - 3.09%
	Berkshire Hathaway, Inc., Class B*	1,528	4,910,992

Internet - 2.78%
	Google, Inc., Class A*	14,370	4,420,931

Miscellaneous Manufacturing - 2.34%
	General Electric Co.	229,443	3,716,977

Oil & Gas - 11.89%
	Chevron Corp.	65,095	4,815,077
	ConocoPhillips	88,815	4,600,617
	Exxon Mobil Corp.	61,687	4,924,473
	Occidental Petroleum Corp.	75,800	4,547,242

			18,887,409

Industry	Company	Shares	Value

Oil & Gas Services - 1.79%
	Halliburton Co.	156,800	$2,850,624

Pharmaceuticals - 9.76%
	Abbott Laboratories	112,000	5,977,440
	Merck & Co., Inc.	159,135	4,837,704
	Pfizer, Inc.	265,344	4,699,242

			15,514,386

Retail - 7.23%
	CVS Caremark Corp.	182,500	5,245,050
	Wal-Mart Stores, Inc.	111,219	6,234,937

			11,479,987

Semiconductors - 2.81%
	Intel Corp.	304,043	4,457,271

Software - 5.28%
	Microsoft Corp.	196,645	3,822,779
	Oracle Corp.*	257,213	4,560,386

			8,383,165

Telecommunications - 8.67%
	AT&T, Inc.	172,825	4,925,513
	Cisco Systems, Inc.*	235,704	3,841,975
	Verizon Communications, Inc.	147,589	5,003,267

			13,770,755

Transportation - 2.99%
	United Parcel Service, Inc., Class B+	86,163	4,752,751

TOTAL COMMON STOCKS - 100.08%			159,004,472

(Cost $201,463,289)

TOTAL INVESTMENTS - 100.08%			$159,004,472
(Cost $201,463,289)
Liabilities in Excess of Other Assets - (0.08)%			(131,231)

NET ASSETS - 100.00%			$158,873,241

+	This security or a portion of the security is out on loan at December 31, 2008. Total loaned securities had a market value of $10,767,911 at December 31, 2008.
*	Non Income Producing Security.

See Notes to Financial Statements.

108	Semi-Annual Report | December 31, 2008 (Unaudited)

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www.bridgeway.com	109

Balanced Fund

MANAGER’S COMMENTARY

(Unaudited)

December 31, 2008

Dear Fellow Balanced Fund Shareholder:

For the quarter ending December 31, 2008, Balanced Fund fell by 9.19%, beating the 21.94% decline of the equity-only S&P 500 Index and the 13.49% loss experienced by its peer index, the Lipper Balanced Funds Index. Our Fund trailed the Balanced Benchmark which fell 7.16% and the fixed income-only Bloomberg/EFFAS US Government 1-3 Year Total Return Bond Index, our primary market benchmark, which was up 2.69% for the quarter. As always, our investment objective is to manage a conservative, balanced portfolio with volatility less than or equal to 40% of the of the S&P Index (i.e. 60% less risk). For the quarter, however, we slightly missed this objective, as our losses accounted for 41.9% of those of the S&P 500. While we received attractive premiums throughout the quarter on written options that expired worthless, the strategy failed to serve as much of a hedge with many of the underlying stocks declining in the value along with the rest of the equity markets.

For the six-month period ending December 31, 2008, the Balanced Fund declined 15.47%, beating the 28.48% decline of the S&P 500 Index and the peer benchmark, the Lipper Balanced Funds Index, which lost 20.74%. The Fund lost by a considerable margin to the 8.66% decline of the Balanced Benchmark and the Bloomberg/EFFAS US Government 1-3 Year Total Return Bond Index, which was up 4.55% for the six-month period. While many of our losses could be traced to the overall equity market downturn, we also had poor performances from some of our growth picks during the six-month period. Our strategies stay constant and consistent in both good times and bad, and long-term results always will remain the key objective of our firm. We are pleased that our Fund has outperformed each of the benchmarks other than the fixed income-only index since inception in 2001, and that our use of options and derivatives has been successful over the long term. However, we realize that such longer-term results offer little consolation for the more recent returns. We assure our investors (ourselves included) that we will continue to work hard for them to overcome the difficulties brought about by this dire economic and financial environment.

The results for the full year 2008 look even less favorable. Balanced Fund dropped by 19.38%, trailing the Balanced Benchmark, which declined 10.78% and the fixed income-only Bloomberg/EFFAS US Government 1-3 Year Total Return Bond Index, up 6.70, while outperforming the peer index Lipper Balanced Funds Index which lost 25.73%. Our loss represented 52.4% of the decline of the S&P 500 (-37%), so we again failed to meet our objective of only experiencing 40% of the volatility of the equity-only index.

Our hybrid total-return Fund invests in both equity and fixed income securities, while incorporating an options strategy designed to produce a conservative, lower volatility balanced portfolio. During very favorable equity market conditions, the Fund often under-performs many of the more aggressive benchmarks. On the other hand, when stocks struggle and investors seek the safe haven of more conservative bonds, Balanced Fund tends to perform better than the equity-only indexes.

The table below presents our December quarter, six-month, one-year, five-year and life-to-date financial results according to the formula required by the SEC. A graph of quarterly performance since inception appears on the following page.

	Dec, Qtr. 10/1/08 to 12/31/08	Six-Month 7/1/08 to 12/31/08	1 Year 1/1/08 to 12/31/08	5 Year 1/1/04 to 12/31/08	Life-to-Date 6/30/01 to 12/31/08

Balanced Fund	-9.19%	-15.47%	-19.38%	1.07%	2.13%
Balanced Benchmark	-7.16%	-8.66%	-10.78%	1.71%	2.01%
S&P 500 Index	-21.94%	-28.48%	-37.00%	-2.19%	-2.18%
Bloomberg/EFFAS U.S. Government 1-3 Year Total Return Bond Index	2.69%	4.55%	6.70%	4.01%	4.29%
Lipper Balanced Funds Index	-13.49%	-20.74%	-25.73%	0.24%	0.87%

Performance figures quoted in the table above and graph on the next page represent past performance and are no guarantee of future results. The table above and graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

110	Semi-Annual Report | December 31, 2008 (Unaudited)

Balanced Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

The Lipper Balanced Funds Index is an index of balanced funds compiled by Lipper, Inc. Balanced Benchmark is a combined index of which 40% reflects the S&P 500 Index (an unmanaged index of large companies with dividends reinvested) and 60% reflects the Bloomberg/EFFAS U.S. Government 1-3 year Total Return Bond Index (transparent benchmark for the total return of the 1-3 year U.S. Government bond market).

According to data from Lipper, Inc. as of December 31, 2008, the Balanced Fund ranked 76th of 513 Mixed-Asset Moderate funds for the calendar year ended December 31, 2008, 51st of 273 for the past five years and 31st of 176 funds since inception on June 30, 2001. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

According to data from Morningstar as of December 31, 2008, the Balanced Fund ranked 303rd of 679 Conservative Allocation funds for the calendar year ended December 31, 2008 and 81st out of 290 funds for five years. Morningstar ranks funds in various fund categories by making comparative calculations using total returns.

Balanced Fund vs. S&P 500 Index & Bloomberg/EFFAS Bond Index & Lipper Balanced Funds Index & Balanced Benchmark 6/30/01 to 12/31/08

Detailed Explanation of Quarterly Performance—What Worked Well

The Short Version:  During the last quarter of 2008, misery found plenty of company, and investors had to search long and hard for winners in their portfolios. While virtually all sectors suffered negative ramifications of the credit crisis and severe downturn in the economy, non-cyclical consumer stocks held up somewhat better than most. Of the top ten best performers in the Fund, five came from that sector, four of which were healthcare-related companies. Combined, the top ten holdings contributed over one and a quarter percent to the overall performance of the Fund.

These are the ten best-performing stocks for the quarter ended December 31, 2008:

Rank	Description	Industry	% Gain
1	Wachovia Corp	Banks	65.5%
2	Sunoco Inc	Oil & Gas	57.6%
3	Mylan Inc	Pharmaceuticals	43.4%
4	Thoratec Corp	Healthcare-Products	40.3%
5	Archer-Daniels-Midland Co	Agriculture	32.5%
6	Autozone Inc	Retail	13.1%
7	Verizon Communications Inc	Telecommunications	12.5%
8	Gilead Sciences Inc	Biotechnology	12.2%
9	Bristol-Myers Squibb Co	Pharmaceuticals	11.5%
10	Masco Corp	Building Materials	10.2%

www.bridgeway.com	111

Balanced Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Mylan Inc. is one of the world’s leading generic and specialty pharmaceutical companies that distributes products in more than 140 countries across the globe. In October, the company announced much better than expected earnings as sales tripled in the third quarter. Mylan has started to reap nice benefits from its purchase of Merck’s generics business (cheaper drugs during a recession) and also recognized some deferred revenues during the past three months from its sale of a blood pressure medication, Bystolic. Late in the year, the company got FDA approval to begin selling a generic version of an HIV drug produced by Bristol-Myers Squibb. The holding increased over 40% in the quarter and was the third best performer in the Fund.

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  Much of the current negative economic and market conditions stem from the subprime mortgage debacle and other problems with poor lending and toxic securities at the nation’s financial companies. While the negativity has spread to all other sectors, financials continue to struggle in this depressed environment. Five of the worst performers over the past three months were financial services-related and, combined, they cost the Fund over two percent in return.

These are the ten worst-performing stocks for the quarter ended December 31, 2008:

Rank	Description	Industry	% Loss
1	Cliffs Natural Resources Inc	Iron/Steel	-70.3%
2	Sprint Nextel Corp	Telecommunications	-70.0%
3	Citigroup Inc	Banks	-68.6%
4	Genworth Financial Inc	Insurance	-67.1%
5	Dillard’s Inc	Retail	-66.4%
6	Bank of America Corp	Banks	-61.8%
7	Massey Energy Co	Coal	-61.3%
8	E*Trade Financial Corp	Diversified Financial Services	-58.9%
9	Prudential Financial Inc	Insurance	-58.7%
10	Kansas City Southern	Transportation	-58.6%

Initially considered the “white knight” for the financial services world, banking giant Bank of America fell on hard times of its own during the past quarter, as the recession accelerated, the bailout began, and shareholders worried about how the company would “synergize” with its latest acquisitions. In July, Bank of America welcomed Countrywide (of subprime lending infamy) into its family and in September announced plans to rescue brokerage behemoth Merrill Lynch from a fate similar as Lehman and Bear Stearns. By October, it accepted government funds as a participant in the TARP bailout plan, and its stock began a steady freefall once investors realized the true magnitude of the financial crisis. In December, Bank of America shareholders approved the Merrill deal, but at a valuation far less than initially negotiated. Its share price had dropped dramatically since the announcement. The transaction made Bank of America the largest domestic brokerage and wealth management shop (at a time that those businesses seem to be out of favor). The company plans to lay off about 30,000 employees as it incorporates Merrill into its operations. Its stock price plunged over 60% during the quarter and cost the Fund over a one and a quarter percent in return.

Detailed Explanation of Calendar Year Performance—What Worked Well

The Short Version:  Healthcare highlighted the Fund’s best performers in 2008 with three related firms (biotech, pharmaceutical and medical devices) in the top ten list. Combined, the three companies contributed over a third of a percent to the Fund’s performance. Somehow a few retailers even snuck onto the list despite the gloom and doom experienced throughout the year. This is further proof that the models often reveal some positive needles in a negative haystack.

112	Semi-Annual Report | December 31, 2008 (Unaudited)

Balanced Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Here are the ten best-performing companies for the calendar year ended December 31, 2008:

Rank	Description	Industry	% Gain
1	Mylan Inc	Pharmaceuticals	43.4%
2	Thoratec Corp	Healthcare-Products	40.3%
3	Anheuser-Busch Cos Inc	Beverages	28.9%
4	Safeco Corp	Insurance	22.6%
5	Rowan Cos Inc	Oil & Gas	16.9%
6	Autozone Inc	Retail	16.3%
7	Wal-Mart Stores Inc	Retail	14.5%
8	Potash Corp of Saskatchewan	Chemicals	12.1%
9	Gilead Sciences Inc	Biotechnology	11.2%
10	Masco Corp	Building Materials	10.2%

Thoratec Corporation manufactures circulatory medical devices for heart patients. In December, the company reported that a clinical trial for its HeartMate II pump produced excellent results, and management believes it could receive its next round of FDA approval more quickly than originally expected. Currently, the HeartMate II is considered a temporary treatment for patients in need of heart transplants, but the strong data could speed up the approval process and make the device available for more candidates. The good news was not limited to the past three months, however. In late July, the company posted quarterly earnings that far exceeded analysts’ expectations based on the favorable treatment results of its existing medical product line. For the year, Thoratec returned over 40% and contributed almost a quarter of a percent to the performance of the Fund.

Detailed Explanation of Calendar Year Performance—What Didn’t Work

The Short Version:  Managers and investors alike would love to forget 2008, as 58 companies within the Fund lost over 50% in value. While no sector was immune, financials again highlighted the list of poor performers. Each of the ten worst performers plunged by over 70% and, combined they cost the Fund over two and three quarters percent in return.

These are the ten worst-performing stocks for the calendar year ended December 31, 2008:

Rank	Description	Industry	% Loss
1	Genworth Financial Inc	Insurance	-88.9%
2	Bear Stearns Cos Inc	Equity Fund	-87.8%
3	Sprint Nextel Corp	Telecommunications	-86.1%
4	Ciena Corp	Telecommunications	-80.4%
5	Hartford Financial Services Group Inc	Insurance	-78.9%
6	Office Depot Inc	Retail	-78.6%
7	Cliffs Natural Resources Inc	Iron/Steel	-75.8%
8	International Game Technology	Entertainment	-72.9%
9	Wachovia Corp	Banks	-71.6%
10	Citigroup Inc	Banks	-71.6%

In March, Bear Stearns became the first bailout “beneficiary”. The one-time investment giant was sold to JPMorgan Chase in a deal arranged by the Federal Reserve. More than many of its competitors, Bear Stearns had ridden the mortgage derivative game to great profitability before crashing in its wake as the market dramatically deteriorated. With other banks, investment houses, and hedge funds financially interconnected to the eight-decade old firm, Fed Chair Bernanke believed that its outright failure was not an option and a “bailout” was in order. Bear Stearns was one of four holdings to lose more than 80% during 2008.

www.bridgeway.com	113

Balanced Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Background on Fixed Income Securities Strategy

While many investors sought the safe-haven of US Treasuries during the quarter (and calendar year), other fixed income securities (even the highest quality corporate notes) suffered from the frozen credit markets. Of our bond holdings, the vast majority were short-duration Treasuries with only a small percentage (less than 10%) representing corporate notes. It has always been our mandate to take minimal interest rate and duration risk. In this environment, however, investors may begin to find some seemingly attractive yields in the high quality corporate and municipal markets. Spreads on these securities have widened significantly, as investors continue their flight-to-quality into the sheer (perceived) safety of government securities.

Top Ten Equity Holdings as of December 31, 2008

Healthcare companies highlighted the Fund’s top ten holdings with four related stocks in the list at year-end. Four of our largest positions were also among the Fund’s top performers of the quarter: Bristol-Myers Squibb, Verizon, Archer Daniels Midland, and Thoratec. No one holding accounted for greater than 2.3% of the net assets, indicating that the Fund was well-diversified across many companies in this difficult environment for stocks. The ten largest positions represented just under 15% of the total assets of the Fund.

Rank	Description	Industry	% of Net Assets
1	Bristol-Myers Squibb Co	Pharmaceuticals	2.3%
2	Verizon Communications Inc	Telecommunications	2.2%
3	AT&T Inc	Telecommunications	1.8%
4	Archer Daniels Midland Co	Agriculture	1.4%
5	Thoratec Corp	Healthcare-Products	1.2%
6	US Bancorp	Banks	1.2%
7	Union Pacific Corp	Transportation	1.1%
8	St Jude Medical Inc	Healthcare-Products	1.1%
9	Celgene Corp	Biotechnology	1.0%
10	Exxon Mobil Corp	Oil & Gas	1.0%

			14.3%

Industry Sector Representation as of December 31, 2008

As of December 31, 2008, equities comprised about 65% of the Fund’s allocation, while U.S. government obligations made up just over 30% of its net assets. The Fund also maintained a relatively small allocation to corporate notes, as spreads on certain high quality securities have started to look quite attractive. Consumer non-cyclicals represented the largest equity allocation within the Fund by far and healthcare-related companies were among our best performers. Virtually no sector was spared the negativity of the past three months (and full year, for that matter), and our positions within financials, energy, and industrials, in particular, dramatically hindered the overall performance of the Fund.

114	Semi-Annual Report | December 31, 2008 (Unaudited)

Balanced Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Common Stock	65.3%
Basic Materials	3.7%
Communications	8.7%
Consumer, Cyclical	3.9%
Consumer, Non-cyclical	19.4%
Energy	6.8%
Financial	8.4%
Industrial	7.3%
Technology	5.1%
Utilities	2.0%
U.S. Government Obligations	31.4%
Corporate Notes	3.1%
Covered Call Options Written	-1.6%
Put Options Written	-0.3%
Money Market Funds	0.0%
Other Assets in Excess of Liabilities	2.1%

Total	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2008, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies, and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole. The Fund uses an option writing strategy in which the Fund may sell covered calls or secured put options. Up to 75% of Fund assets may be invested in options. Options are subject to special risks and may not fully protect the Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potential normally associated with stocks. Finally, the Fund’s fixed-income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance a bond issuer will fail to pay interest and principal. Prepayment risk is the chance a mortgage-backed bond issuer will repay a higher yielding bond, resulting in a lower paying yield.

Conclusion

Thank you for your continued investment in Balanced Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

www.bridgeway.com	115

Balanced Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2008 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 65.28%
Advertising - 0.10%
	Omnicom Group, Inc.	2,000	$53,840

Aerospace/Defense - 1.19%
	General Dynamics Corp.	1,400	80,626
	Goodrich Corp.	1,800	66,636
	Lockheed Martin Corp.	3,470	291,758
	Northrop Grumman Corp.	2,200	99,088
	United Technologies Corp.	1,740	93,264

			631,372

Agriculture - 1.39%
	Archer-Daniels-Midland Co.	25,600	738,048

Apparel - 0.33%
	Coach, Inc.*	4,600	95,542
	NIKE, Inc., Class B	1,600	81,600

			177,142

Banks - 4.99%
	Bank of America Corp.#	17,100	240,768
	Bank of New York Mellon Corp.	11,332	321,036
	BB&T Corp.#	5,800	159,268
	Citigroup, Inc.	5,100	34,221
	Comerica, Inc.	3,600	71,460
	Goldman Sachs Group, Inc.#	1,100	92,829
	JPMorgan Chase & Co.	4,300	135,579
	KeyCorp.	9,900	84,348
	Marshall & Ilsley Corp.+	8,200	111,848
	Morgan Stanley+	3,000	48,120
	State Street Corp.	5,800	228,114
	SunTrust Banks, Inc.	5,800	171,332
	US Bancorp#+	25,300	632,753
	Wachovia Corp.	7,389	40,935
	Wells Fargo & Co.+	9,600	283,008

			2,655,619

Beverages - 1.37%
	Brown-Forman Corp., Class B	2,950	151,895
	Coca-Cola Co.	3,900	176,553
	Dr Pepper Snapple Group, Inc.*	5,700	92,625
	Pepsi Bottling Group, Inc.	4,400	99,044
	PepsiCo., Inc.	3,800	208,126

			728,243

Biotechnology - 3.02%
	Biogen Idec, Inc.*+	2,200	104,786
	Celgene Corp.*#	10,000	552,800
	Genzyme Corp.*	1,800	119,466
	Gilead Sciences, Inc.*	9,800	501,172
	Myriad Genetics, Inc.*#	5,000	331,300

			1,609,524

Industry	Company	Shares	Value

Building Materials - 0.15%
	Masco Corp.#	7,100	$79,023

Chemicals - 3.44%
	CF Industries Holdings, Inc.#	7,200	353,952
	Dow Chemical Co.#	16,600	250,494
	Monsanto Co.#	4,700	330,645
	Mosaic Co.	7,100	245,660
	Sherwin-Williams Co.	3,500	209,125
	Sigma-Aldrich Corp.	2,900	122,496
	Terra Industries, Inc.#	19,100	318,397

			1,830,769

Coal - 0.30%
	Massey Energy Co.#	8,900	122,731
	Peabody Energy Corp.	1,700	38,675

			161,406

Commercial Services - 0.62%
	Automatic Data Processing, Inc.+	3,700	145,558
	Equifax, Inc.	2,600	68,952
	Moody’s Corp.	800	16,072
	Paychex, Inc.+	2,200	57,816
	Western Union Co.	3,000	43,020

			331,418

Computers - 2.15%
	Apple, Inc.*+	5,200	443,820
	EMC Corp.*	7,300	76,431
	Hewlett-Packard Co.	7,800	283,062
	International Business Machines Corp.+	1,000	84,160
	Lexmark International, Inc., Class A*+	3,000	80,700
	NetApp, Inc.*#	5,800	81,026
	Teradata Corp.*#	6,300	93,429

			1,142,628

Cosmetics/Personal Care - 1.38%
	Avon Products, Inc.#	5,700	136,971
	Colgate-Palmolive Co.#+	4,400	301,576
	Estee Lauder Cos., Inc., Class A	1,600	49,536
	Procter & Gamble Co.#	4,000	247,280

			735,363

Distribution/Wholesale - 0.07%
	WW Grainger, Inc.+	500	39,420

116	Semi-Annual Report | December 31, 2008 (Unaudited)

Balanced Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2008 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Diversified Financial Services - 0.81%
	Ameriprise Financial, Inc.#	2,780	$64,941
	Charles Schwab Corp.	9,700	156,849
	E*Trade Financial Corp.*	11,400	13,110
	Franklin Resources, Inc.#	2,800	178,584
	Merrill Lynch & Co., Inc.	1,000	11,640
	SLM Corp.*	810	7,209

			432,333

Electric Utilities - 1.40%
	AES Corp.*#	14,100	116,184
	Allegheny Energy, Inc.#	2,300	77,878
	Dominion Resources, Inc.	5,620	201,421
	Exelon Corp.	1,100	61,171
	Pepco Holdings, Inc.	3,700	65,712
	Progress Energy, Inc.+	1,900	75,715
	Public Service Enterprise Group, Inc.	5,100	148,767

			746,848

Electrical Components & Equipment - 0.58%
	Emerson Electric Co.+	3,600	131,796
	Energy Conversion Devices, Inc.*#	7,000	176,470

			308,266

Electronics - 0.15%
	Thermo Fisher Scientific, Inc.*	2,300	78,361

Engineering & Construction - 0.13%
	Fluor Corp.+	1,600	71,792

Entertainment - 0.03%
	International Game Technology	1,200	14,268

Environmental Control - 0.04%
	Republic Services, Inc., Class A	810	20,080

Food - 1.07%
	Campbell Soup Co.	3,200	96,032
	General Mills, Inc.	1,200	72,900
	Kraft Foods, Inc., Class A	3,400	91,290
	Kroger Co.	3,800	100,358
	Safeway, Inc.	8,700	206,799

			567,379

Forest Products & Paper - 0.10%
	International Paper Co.#	4,500	53,100

Industry	Company	Shares	Value

Gas - 0.56%
	Nicor, Inc.	1,200	$41,688
	Sempra Energy	6,000	255,780

			297,468

Healthcare-Products - 4.63%
	Baxter International, Inc.	6,500	348,335
	Becton Dickinson & Co.	3,420	233,894
	CR Bard, Inc.	2,600	219,076
	Hospira, Inc.*	7,700	206,514
	Medtronic, Inc.	1,000	31,420
	St. Jude Medical, Inc.*#	17,080	562,957
	Stryker Corp.+	5,260	210,137
	Thoratec Corp.*#	20,000	649,800

			2,462,133

Healthcare-Services - 0.67%
	Aetna, Inc.	1,800	51,300
	CIGNA Corp.	2,700	45,495
	Humana, Inc.*	1,000	37,280
	Laboratory Corp. of America Holdings*+	800	51,528
	Quest Diagnostics, Inc.	1,500	77,865
	UnitedHealth Group, Inc.	3,600	95,760

			359,228

Household Products/Wares - 0.43%
	Clorox Co.#	1,530	85,007
	Kimberly-Clark Corp.#	2,700	142,398

			227,405

Insurance - 2.64%
	Aflac, Inc.	800	36,672
	Allstate Corp.#	1,000	32,760
	AON Corp.	3,500	159,880
	Berkshire Hathaway, Inc., Class B*	120	385,680
	Chubb Corp.	4,500	229,500
	Genworth Financial, Inc., Class A	2,600	7,358
	MetLife, Inc.#	4,600	160,356
	Principal Financial Group, Inc.	4,700	106,079
	Progressive Corp.	5,520	81,751
	Travelers Cos., Inc.	4,500	203,400

			1,403,436

Internet - 0.85%
	Amazon.com, Inc.*#	3,100	158,968
	eBay, Inc.*	6,900	96,324
	Google, Inc., Class A*	600	184,590
	Yahoo!, Inc.*	1,000	12,200

			452,082

www.bridgeway.com	117

Balanced Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2008 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Iron/Steel - 0.10%
	United States Steel Corp.#	1,400	$52,080

Leisure Time - 0.09%
	Harley-Davidson, Inc.+	2,900	49,213

Lodging - 0.05%
	Marriott International, Inc., Class A	1,500	29,175

Machinery-Construction & Mining - 0.09%
	Terex Corp.*#	2,700	46,764

Machinery-Diversified - 0.90%
	Deere & Co.	2,100	80,472
	Westinghouse Air Brake Technologies Corp.	10,000	397,500

			477,972

Media - 1.86%
	CBS Corp., Class B#	33,200	271,908
	Comcast Corp., Class A	10,950	184,836
	McGraw-Hill Cos., Inc.+	4,000	92,760
	News Corp., Class A#	14,000	127,260
	Time Warner, Inc.+	15,900	159,954
	Walt Disney Co.	6,700	152,023

			988,741

Mining - 0.03%
	Alcoa, Inc.#	1,600	18,016

Miscellaneous Manufacturing - 2.08%
	3M Co.	4,400	253,176
	Cooper Industries, Ltd., Class A	5,200	151,996
	Danaher Corp.	2,400	135,864
	General Electric Co.#	8,500	137,700
	Honeywell International, Inc.	3,900	128,037
	Illinois Tool Works, Inc.	2,000	70,100
	Parker Hannifin Corp.	4,350	185,049
	Textron, Inc.	3,200	44,384

			1,106,306

Office/Business Equipment - 0.08%
	Pitney Bowes, Inc.	1,600	40,768

Oil & Gas - 5.44%
	Anadarko Petroleum Corp.#	5,300	204,315
	Apache Corp.#	1,700	126,701
	Chesapeake Energy Corp.	7,100	114,807
	Chevron Corp.	6,578	486,575
	ConocoPhillips#	5,987	310,126

Industry	Company	Shares	Value

Oil & Gas (continued)
	EOG Resources, Inc.#	2,400	$159,792
	Exxon Mobil Corp.#	6,500	518,895
	Hess Corp.#	2,700	144,828
	Marathon Oil Corp.#	4,000	109,440
	Nabors Industries, Ltd.*	4,400	52,668
	Occidental Petroleum Corp.#	5,300	317,947
	Sunoco, Inc.+	1,600	69,536
	Transocean, Ltd.*	1,700	80,325
	Valero Energy Corp.	3,700	80,068
	XTO Energy, Inc.+	3,400	119,918

			2,895,941

Oil & Gas Services - 0.77%
	Halliburton Co.#	11,000	199,980
	National Oilwell Varco, Inc.*	6,300	153,972
	Smith International, Inc.	2,500	57,225

			411,177

Pharmaceuticals - 4.79%
	Allergan, Inc.	4,900	197,568
	Bristol-Myers Squibb Co.#	52,400	1,218,300
	Cardinal Health, Inc.	4,800	165,456
	Express Scripts, Inc.*	3,000	164,940
	Medco Health Solutions, Inc.*#	7,000	293,370
	Merck & Co., Inc.	3,700	112,480
	Mylan, Inc.*+	26,500	262,085
	Pfizer, Inc.#	7,600	134,596

			2,548,795

Pipelines - 0.23%
	El Paso Corp.	5,000	39,150
	Spectra Energy Corp.	5,250	82,635

			121,785

Retail - 3.23%
	Autozone, Inc.*+	1,700	237,099
	Big Lots, Inc.*#+	6,300	91,287
	Costco Wholesale Corp.	1,500	78,750
	CVS Caremark Corp.#	9,600	275,904
	Dillard’s, Inc., Class A	1,500	5,955
	Family Dollar Stores, Inc.+	3,700	96,459
	JC Penney Co., Inc.#	1,000	19,700
	Limited Brands, Inc.#	2,000	20,080
	McDonald’s Corp.+	1,800	111,942
	Nordstrom, Inc.#	5,000	66,550
	Office Depot, Inc.*	4,300	12,814
	OfficeMax, Inc.	1,500	11,460
	Sears Holdings Corp.*+	1,200	46,644
	Staples, Inc.+	3,950	70,784
	Wal-Mart Stores, Inc.	9,100	510,146
	Walgreen Co.	2,500	61,675

			1,717,249

118	Semi-Annual Report | December 31, 2008 (Unaudited)

Balanced Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2008 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Semiconductors - 0.93%
	Applied Materials, Inc.#	10,700	$108,391
	Broadcom Corp., Class A*	4,500	76,365
	Intel Corp.#	10,000	146,600
	NVIDIA Corp.*	5,000	40,350
	Texas Instruments, Inc.#	8,070	125,246

			496,952

Software - 1.99%
	Adobe Systems, Inc.*#	7,000	149,030
	BMC Software, Inc.*	3,920	105,487
	Citrix Systems, Inc.*	4,300	101,351
	IMS Health, Inc.	2,800	42,448
	Intuit, Inc.*	5,600	133,224
	Microsoft Corp.	4,400	85,536
	Novell, Inc.*	40,300	156,767
	Oracle Corp.*#	16,160	286,517

			1,060,360

Telecommunications - 5.86%
	American Tower Corp., Class A*	2,500	73,300
	AT&T, Inc.#	32,700	931,950
	Ciena Corp.*+	5,942	39,811
	Cisco Systems, Inc.*	16,900	275,470
	Corning, Inc.#	4,500	42,885
	Juniper Networks, Inc.*+	4,000	70,040
	Motorola, Inc.#	13,900	61,577
	Nortel Networks Corp.*+	1,542	401
	QUALCOMM, Inc.	11,800	422,794
	Sprint Nextel Corp.*	12,800	23,424
	Verizon Communications, Inc.#	34,700	1,176,330

			3,117,982

Toys/Games/Hobbies - 0.14%
	Hasbro, Inc.	2,500	72,924

Transportation - 2.03%
	CSX Corp.	5,400	175,338
	FedEx Corp.	2,400	153,960
	Kansas City Southern*#	2,700	51,435
	Norfolk Southern Corp.	1,900	89,395
	Union Pacific Corp.#	12,800	611,840

			1,081,968

TOTAL COMMON STOCKS - 65.28%			34,742,162

(Cost $42,006,796)

CORPORATE NOTES - 3.08%

Due Date	Discount Rate or Coupon Rate	Principal Amount	Value
Holding Companies - Diversified - 3.08%
Leucadia National Corp. 8/15/2013	7.750%	$2,000,000	$1,642,500

TOTAL CORPORATE NOTES - 3.08%			1,642,500

(Cost $2,053,291)

U.S. GOVERNMENT OBLIGATIONS - 31.45%
U.S. Treasury Bills - 11.28%
1/15/2009	1.975%	3,000,000	2,999,985
1/29/2009	1.924%	3,000,000	2,999,934

			5,999,919

U.S. Treasury Notes - 20.17%
4/15/2009	3.125%	300,000	302,496
4/30/2009	4.500%	300,000	304,242
6/15/2009	4.000%	300,000	305,086
8/15/2009	3.500%	200,000	203,914
10/15/2009	3.375%	300,000	307,231
11/15/2009	3.500%	200,000	205,375
11/30/2009	3.125%	300,000	307,442
12/31/2009	3.250%	200,000	205,711
2/15/2010	3.500%	300,000	310,664
4/15/2010	4.000%	300,000	314,519
6/15/2010	3.625%	500,000	522,578
7/15/2010	3.875%	500,000	527,403
10/15/2010	4.250%	500,000	533,926
3/31/2011	4.750%	1,000,000	1,088,984
4/30/2011	4.875%	2,000,000	2,192,656
8/31/2011	4.625%	300,000	329,742
4/30/2012	4.500%	300,000	332,250
11/30/2012	3.375%	300,000	326,977
12/31/2012	3.625%	200,000	220,375
6/30/2013	3.375%	500,000	545,156
7/31/2013	3.375%	500,000	546,133
11/15/2013	4.250%	200,000	228,250
2/15/2015	4.000%	200,000	227,875
5/15/2017	4.500%	300,000	352,031

			10,741,016

TOTAL U.S. GOVERNMENT OBLIGATIONS - 31.45%			16,740,935

(Cost $15,965,038)

www.bridgeway.com	119

Balanced Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2008 (Unaudited)

Industry	Company	Shares	Value

PURCHASED CALL OPTIONS - 0.15%
Pfizer, Inc.
Expiring January, 2010 at $20.00		550	$77,825

TOTAL PURCHASED CALL OPTIONS - 0.15%			77,825

(Cost $115,234)

TOTAL INVESTMENTS - 97.93%			$53,203,422
(Cost $60,140,359)
Other Assets in Excess of Liabilities - 2.07%			18,765

NET ASSETS - 100.00%			$53,222,187

*	Non Income Producing Security.
#	Security subject to call option written by the Fund.
+	This security or a portion of the security is out on loan at December 31, 2008. Total loaned securities had a market value of $3,791,244 at December 31, 2008.
(a)	Rate represents the effective yield at purchase.
Ltd	– Limited

See Notes to Financial Statements.

120	Semi-Annual Report | December 31, 2008 (Unaudited)

Balanced Fund

SCHEDULE OF OPTIONS WRITTEN

Showing percentage of net assets as of December 31, 2008 (Unaudited)

Company	Number of Contracts	Value

COVERED CALL OPTIONS WRITTEN - (1.73)%
Adobe Systems, Inc.
Expiring January, 2009 at $45.00	17	$(42)
AES Corp.
Expiring May, 2009 at $10.00	60	(5,250)
Alcoa, Inc.
Expiring January, 2009 at $10.00	16	(2,616)
Allegheny Energy, Inc.
Expiring April, 2009 at $35.00	10	(2,650)
Allstate Corp.
Expiring January, 2009 at $45.00	5	(12)
Amazon.Com, Inc.
Expiring April, 2009 at $55.00	15	(8,925)
Ameriprise Financial, Inc.
Expiring March, 2009 at $22.50	12	(4,680)
Anadarko Petroleum Corp.
Expiring January, 2009 at $40.00	20	(2,750)
Expiring February, 2009 at $40.00	33	(10,560)
Apache Corp.
Expiring January, 2009 at $80.00	17	(2,890)
Applied Materials, Inc.
Expiring January, 2009 at $15.00	70	(175)
AT&T, Inc.
Expiring January, 2009 at $27.50	240	(31,320)
Avon Products, Inc.
Expiring February, 2009 at $25.00	25	(3,688)
Bank of America Corp.
Expiring January, 2009 at $32.50	100	(50)
Expiring January, 2009 at $27.50	50	(25)
BB&T Corp.
Expiring March, 2009 at $30.00	25	(5,250)
Big Lot, Inc.
Expiring April, 2009 at $15.00	30	(6,825)
Bristol-Myers Squibb Co.
Expiring January, 2009 at $22.50	100	(12,450)
Expiring February, 2009 at $25.00	100	(6,950)
Expiring March, 2009 at $22.50	100	(22,750)
CBS Corp.
Expiring January, 2009 at $15.00	50	(125)
Expiring March, 2009 at $7.50	282	(44,415)
Celgene Corp.
Expiring January, 2009 at $50.00	100	(60,000)
CF Industries Holdings, Inc.
Expiring February, 2009 at $50.00	72	(40,680)
Clorox Co.
Expiring January, 2009 at $65.00	8	(20)
Colgate-Palmolive Co.
Expiring January, 2009 at $80.00	11	(27)
ConocoPhillips
Expiring January, 2009 at $55.00	30	(2,670)
Corning, Inc.
Expiring January, 2009 at $17.50	45	(112)
CVS Caremark Corp.
Expiring January, 2009 at $40.00	24	(60)

Company	Number of Contracts	Value

Dow Chemical Co.
Expiring January, 2009 at $35.00	75	$(188)
Expiring March, 2009 at $20.00	91	(4,095)
Energy Conversion Devices, Inc.
Expiring January, 2009 at $25.00	70	(14,525)
EOG Resources, Inc.
Expiring January, 2009 at $75.00	15	(1,125)
Exxon Mobil Corp.
Expiring January, 2009 at $85.00	15	(915)
Expiring January, 2009 at $90.00	50	(450)
Franklin Resources, Inc.
Expiring January, 2009 at $80.00	15	(75)
Expiring January, 2009 at $110.00	7	(17)
General Electric Co.
Expiring March, 2009 at $17.50	25	(2,163)
Goldman Sachs Group, Inc.
Expiring April, 2009 at $90.00	11	(10,533)
Halliburton Co.
Expiring January, 2009 at $45.00	28	(14)
Hess Corp.
Expiring January, 2009 at $85.00	27	(67)
Intel Corp.
Expiring April, 2009 at $17.00	100	(7,100)
International Paper Co.
Expiring January, 2009 at $15.00	45	(113)
JC Penney Co., Inc.
Expiring January, 2009 at $20.00	10	(1,000)
Kansas City Southern
Expiring March, 2009 at $20.00	26	(5,785)
Kimberly-Clark Corp.
Expiring January, 2009 at $65.00	13	(32)
Limited Brands, Inc.
Expiring February, 2009 at $10.00	20	(2,100)
Marathon Oil Corp.
Expiring January, 2009 at $45.00	40	(100)
Massey Energy Co.
Expiring January, 2009 at $30.00	89	(223)
Medco Health Solutions, Inc.
Expiring January, 2009 at $50.00	17	(128)
MetLife, Inc.
Expiring March, 2009 at $25.00	46	(55,200)
Monsanto Co.
Expiring January, 2009 at $115.00	12	(30)
Motorola, Inc.
Expiring January, 2009 at $10.00	25	(12)
Myriad Genetics, Inc.
Expiring February, 2009 at $70.00	50	(17,500)
NetApp, Inc.
Expiring January, 2009 at $12.50	58	(9,715)
News Corp.
Expiring January, 2009 at $15.00	140	(350)
Nordstrom, Inc.
Expiring January, 2009 at $12.50	50	(7,625)

www.bridgeway.com	121

Balanced Fund

SCHEDULE OF OPTIONS WRITTEN (continued)

Showing percentage of net assets as of December 31, 2008 (Unaudited)

Company	Number of Contracts	Value

Covered Call Options Written (continued)
Occidental Petroleum Corp.
Expiring January, 2009 at $70.00	39	$(1,170)
Oracle Corp.
Expiring March, 2009 at $18.00	25	(3,250)
Procter & Gamble Co.
Expiring January, 2009 at $75.00	10	(25)
St. Jude Medical, Inc.
Expiring January, 2009 at $30.00	100	(33,000)
Expiring January, 2009 at $40.00	60	(150)
Teradata Corp.
Expiring January, 2009 at $25.00	15	(37)
Terex Corp.
Expiring January, 2009 at $20.00	27	(743)
Terra Industries, Inc.
Expiring March, 2009 at $17.50	191	(42,975)
Texas Instruments, Inc.
Expiring April, 2009 at $17.50	80	(6,320)
The Mosaic Co.
Expiring January, 2009 at $40.00	71	(5,858)
Thoratec Corp.
Expiring January, 2009 at $22.50	200	(201,000)
Union Pacific Corp.
Expiring January, 2009 at $50.00	59	(5,310)
Expiring January, 2009 at $55.00	41	(410)
United States Steel Corp.
Expiring January, 2009 at $50.00	14	(175)
US Bancorp
Expiring January, 2009 at $25.00	81	(8,910)
Expiring March, 2009 at $25.00	150	(42,000)
Verizon Communications, Inc.
Expiring January, 2009 at $35.00	25	(1,000)
Expiring January, 2009 at $30.00	250	(98,750)
Wabtec Corp.
Expiring January, 2009 at $35.00	100	(51,000)

TOTAL COVERED CALL OPTIONS WRITTEN		(921,230)

(Premiums received $(1,010,668))

PUT OPTIONS WRITTEN - (0.30)%
Amgen, Inc.
Expiring January, 2009 at $50.00	150	(4,200)
Apollo Group, Inc.
Expiring February, 2009 at $60.00	40	(6,800)
Expiring February, 2009 at $65.00	40	(10,800)
Bristol-Myers Squibb Co.
Expiring March, 2009 at $22.50	100	(15,150)
Dollar Tree, Inc.
Expiring January, 2009 at $40.00	70	(7,525)
Expiring February, 2009 at $40.00	8	(2,000)
Family Dollar Stores, Inc.
Expiring January, 2009 at $20.00	168	(2,520)

Company	Number of Contracts	Value

General Electric Co.
Expiring March, 2009 at $16.00	300	$(47,850)
General Mills, Inc.
Expiring January, 2009 at $60.00	80	(10,400)
Home Depot, Inc.
Expiring January, 2009 at $20.00	100	(2,050)
Intel Corp.
Expiring January, 2009 at $15.00	100	(8,500)
ITT Educational Services, Inc.
Expiring January, 2009 at $85.00	30	(2,475)
Johnson & Johnson
Expiring January, 2009 at $55.00	130	(4,225)
Merck & Co., Inc.
Expiring January, 2009 at $30.00	230	(19,550)
Myriad Genetics, Inc.
Expiring January, 2009 at $60.00	60	(4,200)
Nike, Inc.
Expiring January, 2009 at $45.00	100	(3,250)
Thoratec Corp.
Expiring January, 2009 at $25.00	50	(875)
Expiring February, 2009 at $25.00	35	(3,063)
Time Warner, Inc.
Expiring January, 2009 at $10.00	100	(4,000)

TOTAL PUT OPTIONS WRITTEN		(159,433)

(Premiums received $(470,043))

TOTAL OPTIONS WRITTEN		$(1,080,663)

(Premiums received $(1,480,711))

See Notes to Financial Statements.

122	Semi-Annual Report | December 31, 2008 (Unaudited)

THIS PAGE INTENTIONALLY LEFT BLANK

www.bridgeway.com	123

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2008 (Unaudited)

ASSETS	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company	Ultra-Small Company Market

Unaffiliated investments at value	$138,858,503	$376,724,875	$61,024,975	$316,178,527
Affiliated investments at value	-	-	-	779,870

Total Investments at value	138,858,503	376,724,875	61,024,975	316,958,397

Cash	-	39,158	1,767	33,067
Receivables:
Fund shares sold	130,428	1,551,940	60,000	728,216
Portfolio securities sold	1,944,219	-	73,106	6,823,600
Dividends and interest	334,880	632,511	46,455	381,761
Reclaims receivable	1,406	2,113	-	-
Receivable from Investment advisor	40,237	-	-	-
Deposits with brokers	-	-	-	-
Total return swap	3,310	-	-	-
Prepaid expenses	19,203	57,499	6,128	40,256

Total assets	141,332,186	379,008,096	61,212,431	324,965,297

LIABILITIES
Payables:
Portfolio securities purchased	-	-	1,284,003	-
Fund shares redeemed	359,502	1,806,251	32,326	1,003,026
Total return swap	-	-	-	-
Due to Custodian	1,084,918	-	-	-
Accrued Liabilities:
Investment advisor fees	-	280,513	42,894	138,132
Administration fees	4,845	13,144	2,017	11,691
Directors’ fees	3,222	7,279	710	7,526
Other	78,397	237,134	30,194	309,091
Covered call options written at value	151,000	245,350	-	-
Put options written at value	-	-	-	-

Total liabilities	1,681,884	2,589,671	1,392,144	1,469,466

NET ASSETS	$139,650,302	$376,418,425	$59,820,287	$323,495,831

NET ASSETS REPRESENT
Paid-in capital	$237,699,725	$671,412,895	$95,340,962	$355,827,914
Accumulated net investment income (loss)	673,615	(90,634)	848,108	4,061,016
Accumulated net realized loss on investments	(35,206,649)	(106,860,085)	(19,897,421)	(14,119,984)
Net unrealized depreciation on investments	(63,516,389)	(188,043,751)	(16,471,362)	(22,273,115)

NET ASSETS	$139,650,302	$376,418,425	$59,820,287	$323,495,831

Shares of common stock outstanding of $.001 par value*	5,596,332	38,459,084	3,724,618	33,591,497

Net asset value per share	$24.95	$9.79	$16.06	$9.63

Unaffiliated investments at cost	$202,393,951	$564,793,614	$77,496,337	$338,018,881
Affiliated investments at cost	$-	$-	$-	$1,212,631

Total investments at cost	$202,393,951	$564,793,614	$77,496,337	$339,231,512
Premiums received on covered call options written	$166,749	$270,338	$-	$-
Premiums received on put options written	$-	$-	$-	$-

*	See Notes 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.

See Notes to Financial Statements

124	Semi-Annual Report | December 31, 2008 (Unaudited)

Micro-Cap Limited	Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index	Balanced

$24,952,613	$82,750,876	$161,959,199	$77,773,342	$34,888,314	$159,004,472	$53,203,422
-	-	-	-	-	-	-

24,952,613	82,750,876	161,959,199	77,773,342	34,888,314	159,004,472	53,203,422

981	-	-	-	1,561	-	1,825,234

277,799	317,399	174,966	45,370	81,755	135,821	194,468
613,585	1,002,347	2,800,753	882,558	-	3,649,755	17,188
21,601	32,239	173,570	122,723	113,490	245,705	232,497
-	-	-	-	-	-	-
-	-	-	-	-	10,337	-
-	-	-	-	-	-	42
-	13,328	-	-	-	-	-
7,329	15,799	27,442	18,272	11,948	26,055	10,787

25,873,908	84,131,988	165,135,930	78,842,265	35,097,068	163,072,145	55,483,638

562,864	487,879	-	-	-	-	-
11,441	529,466	817,472	399,845	111,180	550,971	1,133,375
-	-	22,859	-	-	-	-
-	198,462	2,521,325	553,479	-	3,616,928	-

10,238	35,352	74,624	31,885	6,062	-	27,540
826	2,849	5,652	2,870	1,250	5,830	1,942
361	1,409	3,524	1,926	428	2,361	723
19,588	64,703	101,971	75,407	33,670	22,814	17,208
-	-	-	-	-	-	921,230
-	-	-	-	-	-	159,433

605,318	1,320,120	3,547,427	1,065,412	152,590	4,198,904	2,261,451

$25,268,590	$82,811,868	$161,588,503	$77,776,853	$34,944,478	$158,873,241	$53,222,187

$40,594,853	$126,323,720	$265,502,666	$138,969,756	$42,777,431	$242,212,012	$62,797,338
219,589	423,970	(79,354)	(10,853)	26,270	(6,980)	124,281
(11,155,788)	(21,707,049)	(47,907,361)	(27,906,288)	(5,290,702)	(40,872,974)	(3,162,543)
(4,390,064)	(22,228,773)	(55,927,448)	(33,275,762)	(2,568,521)	(42,458,817)	(6,536,889)

$25,268,590	$82,811,868	$161,588,503	$77,776,853	$34,944,478	$158,873,241	$53,222,187

5,361,422	9,603,082	17,311,907	9,592,247	3,563,605	29,223,698	5,456,628

$4.71	$8.62	$9.33	$8.11	$9.81	$5.44	$9.75

$29,342,677	$104,992,977	$217,863,788	$111,049,104	$37,456,835	$201,463,289	$60,140,359
$-	$-	$-	$-	$-	$-	$-

$29,342,677	$104,992,977	$217,863,788	$111,049,104	$37,456,835	$201,463,289	$60,140,359
$-	$-	$-	$-	$-	$-	$1,010,668
$-	$-	$-	$-	$-	$-	$470,043

www.bridgeway.com	125

STATEMENTS OF OPERATIONS

Six Months Ended December 31, 2008 (Unaudited)

	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company	Ultra-Small Company Market

INVESTMENT INCOME
Dividends from unaffiliated issuers	$1,201,861	$3,125,519	$305,284	$2,768,206
Less: foreign taxes withheld	(3,411)	(7,207)	-	(6,717)
Interest	-	-	-	-
Securities lending	96,899	194,847	985,784	3,168,098

Total Investment Income	1,295,349	3,313,159	1,291,068	5,929,587

EXPENSES
Investment advisory fees - Base fees	992,264	2,564,205	356,461	1,247,919
Investment advisory fees - Performance adjustment	(663,200)	189,274	-	-
Administration fees	31,689	83,524	11,381	71,582
Accounting fees	20,369	21,715	21,069	25,842
Transfer agent fees	39,762	117,715	15,844	105,429
Professional fees	22,861	49,963	8,907	54,136
Custody fees	5,892	11,771	7,760	51,290
Blue sky fees	10,101	12,243	1,312	10,686
Directors’ and officers’ fees	11,766	30,951	3,758	26,503
Shareholder servicing fees	59,338	174,280	4,528	123,078
Reports to shareholders	14,921	70,862	2,628	95,397
Interest expense	-	7,434	-	5,686
Miscellaneous expenses	25,347	69,856	8,960	66,436

Total expenses	571,110	3,403,793	442,608	1,883,984

Less investment advisory fees waived	-	-	-	(15,417)

Net Expenses	571,110	3,403,793	442,608	1,868,567

NET INVESTMENT INCOME (LOSS)	724,239	(90,634)	848,460	4,061,020
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized Gain (Loss) on:
Unaffiliated investments	(37,637,462)	(95,463,591)	(12,092,079)	(13,987,172)
Written options	3,294,699	3,918,531	-	-
Futures contracts	-	-	-	-
Swaps	(837,242)	-	-	-

Net realized gain (loss)	(35,180,005)	(91,545,060)	(12,092,079)	(13,987,172)

Change in Unrealized Appreciation (Depreciation) on:
Investments in unaffiliated companies	(139,795,094)	(360,925,055)	(21,257,714)	(147,158,442)
Investments in affiliated companies	-	-	-	(155,126)
Written options	15,749	24,988	-	-
Swaps	(47,314)	-	-	-

Net change in unrealized appreciation (depreciation)	(139,826,659)	(360,900,067)	(21,257,714)	(147,313,568)

Net realized and unrealized gain (loss) on investments	(175,006,664)	(452,445,127)	(33,349,793)	(161,300,740)

DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(174,282,425)	$(452,535,761)	$(32,501,333)	$(157,239,720)

See Notes to Financial Statements

126	Semi-Annual Report | December 31, 2008 (Unaudited)

Micro-Cap Limited	Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index	Balanced

$109,211	$314,086	$1,125,059	$920,258	$653,776	$2,921,419	$459,876
(153)	-	-	(723)	-	-	(348)
-	-	-	-	-	-	435,521
267,779	515,305	875,969	38,156	11,047	44,739	15,340

376,837	829,391	2,001,028	957,691	664,823	2,966,158	910,389

184,997	339,306	737,149	343,795	108,062	85,156	196,416
(89,466)	(17,611)	(32,731)	(2,673)	1,936	-	-
4,488	16,128	35,257	19,731	6,211	30,590	9,413
20,727	21,119	22,125	22,091	21,003	20,319	27,005
10,221	47,115	61,385	31,624	17,745	11,975	13,298
6,055	11,509	23,070	15,301	5,935	22,140	20,398
3,785	5,207	8,433	3,957	2,221	4,855	11,934
5,418	7,618	10,698	9,070	7,151	9,335	6,495
1,553	5,909	13,504	7,540	1,974	11,362	3,183
2,992	32,789	65,441	34,212	9,576	10,979	12,010
3,486	11,815	26,223	28,019	10,565	3,984	4,052
-	-	-	-	671	3,494	-
2,990	9,773	25,669	12,460	4,702	20,516	2,629

157,246	490,677	996,223	525,127	197,752	234,705	306,833

-	-	-	-	(16,533)	(74,986)	-

157,246	490,677	996,223	525,127	181,219	159,719	306,833

219,591	338,714	1,004,805	432,564	483,604	2,806,439	603,556

(5,202,435)	(11,757,205)	(37,817,491)	(19,727,679)	(4,061,372)	(36,845,815)	(5,560,635)
-	-	-	-	-	-	778,379
-	-	-	-	-	-	4,610,075
-	(40,433)	346,579	-	-	-	-

(5,202,435)	(11,797,638)	(37,470,912)	(19,727,679)	(4,061,372)	(36,845,815)	(172,181)

(7,335,936)	(44,558,747)	(96,531,042)	(56,134,326)	(9,767,502)	(18,099,036)	(11,915,174)
-	-	-	-	-	-	-
-	-	-	-	-	-	152,940
-	98,930	(93,406)	-	-	-	-

(7,335,936)	(44,459,817)	(96,624,448)	(56,134,326)	(9,767,502)	(18,099,036)	(11,762,234)

(12,538,371)	(56,257,455)	(134,095,360)	(75,862,005)	(13,828,874)	(54,944,851)	(11,934,415)

$(12,318,780)	$(55,918,741)	$(133,090,555)	$(75,429,441)	$(13,345,270)	$(52,138,412)	$(11,330,859)

www.bridgeway.com	127

STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Investors 1		Aggressive Investors 2
	Six Months Ended December 31,	Year Ended June 30,	Six Months Ended December 31,	Year Ended June 30,
	2008	2008	2008	2008
	(Unaudited)		(Unaudited)

OPERATIONS
Net investment income (loss)	$724,239	$(3,608,240)	$(90,634)	$(3,034,805)
Net realized gain (loss) on investments	(35,180,005)	12,102,813	(91,545,060)	12,505,237
Net change in unrealized appreciation/(depreciation) on investments	(139,826,659)	4,499,071	(360,900,067)	30,649,595

Net increase/(decrease) in net assets resulting from operations	(174,282,425)	12,993,644	(452,535,761)	40,120,027

DISTRIBUTIONS:
From net investment income	-	-	-	-
From net realized gains	(1,868,083)	(59,135,745)	-	(21,016,161)

Net decrease in net assets from distributions	(1,868,083)	(59,135,745)	-	(21,016,161)

SHARE TRANSACTIONS:
Proceeds from sale of shares	12,594,687	22,693,076	187,361,175	373,518,838
Reinvestment of distributions	1,627,084	52,129,569	-	19,724,944
Cost of shares redeemed	(37,135,851)	(57,923,516)	(243,483,039)	(178,210,882)
Redemption fees	-	-	-	-

Net increase/(decrease) in net assets from share transactions	(22,914,080)	16,899,129	(56,121,864)	215,032,900

Net increase/(decrease) in net assets	(199,064,588)	(29,242,972)	(508,657,625)	234,136,766

NET ASSETS:
Beginning of period	338,714,890	367,957,862	885,076,050	650,939,284

End of period*	$139,650,302	$338,714,890	$376,418,425	$885,076,050

SHARES ISSUED & REDEEMED
Issued	393,774	404,802	12,874,852	18,346,826
Distributions reinvested	65,529	933,553	-	936,476
Redeemed	(1,140,354)	(1,005,484)	(17,225,235)	(8,935,188)

Net increase/(decrease)	(681,051)	332,871	(4,350,383)	10,348,114
Outstanding at beginning of period	6,277,383	5,944,512	42,809,467	32,461,353

Outstanding at end of period	5,596,332	6,277,383	38,459,084	42,809,467

* Including accumulated net investment income (loss) of:	$673,615	$(50,624)	$(90,634)	$-

See Notes to Financial Statements

128	Semi-Annual Report | December 31, 2008 (Unaudited)

Ultra-Small Company		Ultra-Small Company Market		Micro-Cap Limited
Six Months Ended December 31,	Year Ended June 30,	Six Months Ended December 31,	Year Ended June 30,	Six Months Ended December 31,	Year Ended June 30,
2008	2008	2008	2008	2008	2008
(Unaudited)		(Unaudited)		(Unaudited)

$848,460	$113,791	$4,061,020	$7,675,103	$219,591	$176,370
(12,092,079)	(7,791,457)	(13,987,172)	38,086,367	(5,202,435)	(4,043,124)

(21,257,714)	(24,568,770)	(147,313,568)	(278,852,548)	(7,335,936)	(6,420,717)

(32,501,333)	(32,246,436)	(157,239,720)	(233,091,078)	(12,318,780)	(10,287,471)

(114,124)	(394,094)	(6,894,757)	(2,258,281)	(76,498)	(99,874)
(13,875)	(15,085,229)	(28,745,402)	(34,714,496)	-	-

(127,999)	(15,479,323)	(35,640,159)	(36,972,777)	(76,498)	(99,874)

1,453,994	1,223,204	89,528,910	256,154,976	1,825,265	2,320,692
120,978	14,780,752	33,435,471	35,539,226	74,543	91,033
(4,057,947)	(10,581,496)	(328,087,164)	(462,864,797)	(2,371,447)	(16,132,953)
-	-	86,892	229,578	-	-

(2,482,975)	5,422,460	(205,035,891)	(170,941,017)	(471,639)	(13,721,228)

(35,112,307)	(42,303,299)	(397,915,770)	(441,004,872)	(12,866,917)	(24,108,573)

94,932,594	137,235,893	721,411,601	1,162,416,473	38,135,507	62,244,080

$59,820,287	$94,932,594	$323,495,831	$721,411,601	$25,268,590	$38,135,507

87,852	44,362	6,547,480	14,573,622	393,154	314,887
7,340	516,990	3,538,145	2,044,835	16,602	11,582
(231,075)	(346,232)	(23,544,681)	(26,658,714)	(459,580)	(2,182,900)

(135,883)	215,120	(13,459,056)	(10,040,257)	(49,824)	(1,856,431)
3,860,501	3,645,381	47,050,553	57,090,810	5,411,246	7,267,677

3,724,618	3,860,501	33,591,497	47,050,553	5,361,422	5,411,246

$848,108	$113,772	$4,061,016	$6,894,753	$219,589	$76,496

www.bridgeway.com	129

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Small-Cap Growth		Small-Cap Value
	Six Months Ended December 31,	Year Ended June 30,	Six Months Ended December 31,	Year Ended June 30,
	2008	2008	2008	2008
	(Unaudited)		(Unaudited)
OPERATIONS
Net investment income (loss)	$338,714	$(312,307)	$1,004,805	$536,623
Net realized gain (loss) on investments	(11,797,638)	5,039,948	(37,470,912)	(9,848,797)
Net change in unrealized appreciation/(depreciation) on investments	(44,459,817)	(26,515,864)	(96,624,448)	(42,424,129)

Net increase/(decrease) in net assets resulting from operations	(55,918,741)	(21,788,223)	(133,090,555)	(51,736,303)

DISTRIBUTIONS:
From net investment income	-	-	(1,307,246)	-
From net realized gains	-	-	-	-

Net decrease in net assets from distributions	-	-	(1,307,246)	-

SHARE TRANSACTIONS:
Proceeds from sale of shares	16,619,566	41,766,427	27,501,060	212,944,988
Reinvestment of distributions	-	-	1,175,041	-
Cost of shares redeemed	(22,556,711)	(47,705,114)	(64,338,063)	(109,736,945)
Redemption fees	-	-	-	-

Net increase/(decrease) in net assets from share transactions	(5,937,145)	(5,938,687)	(35,661,962)	103,208,043

Net increase/(decrease) in net assets	(61,855,886)	(27,726,910)	(170,059,763)	51,471,740

NET ASSETS:
Beginning of period	144,667,754	172,394,664	331,648,266	280,176,526

End of period*	$82,811,868	$144,667,754	$161,588,503	$331,648,266

SHARES ISSUED & REDEEMED
Issued	1,543,398	2,834,069	2,266,791	12,592,357
Distributions reinvested	-	-	129,982	-
Redeemed	(2,310,042)	(3,230,062)	(5,997,678)	(6,630,990)

Net increase/(decrease)	(766,644)	(395,993)	(3,600,905)	5,961,367
Outstanding at beginning of period	10,369,726	10,765,719	20,912,812	14,951,445

Outstanding at end of period	9,603,082	10,369,726	17,311,907	20,912,812

* Including accumulated net investment income (loss) of:	$423,970	$85,256	$(79,354)	$223,087

See Notes to Financial Statements

130	Semi-Annual Report | December 31, 2008 (Unaudited)

Large-Cap Growth		Large-Cap Value		Blue Chip 35 Index		Balanced
Six Months Ended December 31,	Year Ended June 30,	Six Months Ended December 31,	Year Ended June 30,	Six Months Ended December 31,	Year Ended June 30,	Six Months Ended December 31,	Year Ended June 30,
2008	2008	2008	2008	2008	2008	2008	2008
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$432,564	$667,848	$483,604	$971,717	$2,806,439	$4,323,025	$603,556	$1,877,906
(19,727,679)	(3,357,393)	(4,061,372)	(660,976)	(36,845,815)	(1,205,950)	(172,181)	3,559,026

(56,134,326)	(3,367,261)	(9,767,502)	(12,527,611)	(18,099,036)	(39,474,739)	(11,762,234)	(6,673,752)

(75,429,441)	(6,056,806)	(13,345,270)	(12,216,870)	(52,138,412)	(36,357,664)	(11,330,859)	(1,236,820)

(732,365)	(501,206)	(822,272)	(935,231)	(5,724,513)	(2,216,904)	(1,894,745)	(1,132,035)
-	-	-	(2,259,581)	-	-	(2,727,783)	-

(732,365)	(501,206)	(822,272)	(3,194,812)	(5,724,513)	(2,216,904)	(4,622,528)	(1,132,035)

28,621,073	85,463,022	5,068,156	15,647,493	21,359,265	223,052,529	6,436,247	21,256,530
670,001	403,318	795,525	3,077,813	5,416,570	2,117,136	4,416,669	1,075,310
(50,165,018)	(42,633,298)	(10,895,249)	(35,265,212)	(61,027,521)	(34,689,544)	(17,094,619)	(31,601,455)
-	-	-	-	-	-	-	-

(20,873,944)	43,233,042	(5,031,568)	(16,539,906)	(34,251,686)	190,480,121	(6,241,703)	(9,269,615)

(97,035,750)	36,675,030	(19,199,110)	(31,951,588)	(92,114,611)	151,905,553	(22,195,090)	(11,638,470)

174,812,603	138,137,573	54,143,588	86,095,176	250,987,852	99,082,299	75,417,277	87,055,747

$77,776,853	$174,812,603	$34,944,478	$54,143,588	$158,873,241	$250,987,852	$53,222,187	$75,417,277

2,344,570	5,974,190	485,433	986,625	3,268,987	27,202,745	584,693	1,647,886
80,432	27,587	80,846	195,790	983,044	252,040	456,739	82,336
(5,567,717)	(3,047,431)	(973,727)	(2,255,334)	(9,848,064)	(4,267,847)	(1,578,811)	(2,457,847)

(3,142,715)	2,954,346	(407,448)	(1,072,919)	(5,596,033)	23,186,938	(537,379)	(727,625)
12,734,962	9,780,616	3,971,053	5,043,972	34,819,731	11,632,793	5,994,007	6,721,632

9,592,247	12,734,962	3,563,605	3,971,053	29,223,698	34,819,731	5,456,628	5,994,007

$(10,853)	$288,948	$26,270	$364,938	$(6,980)	$2,911,094	$124,281	$1,415,470

www.bridgeway.com	131

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout the period indicated)

		Income from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain\ (Loss)	Total from Investment Operations

AGGRESSIVE INVESTORS 1

Period Ended December 31, 2008 (Unaudited)	$53.96	$0.12	$(28.80)	$(28.68)
Year Ended June 30, 2008	61.90	(0.59)	3.14	2.55
Year Ended June 30, 2007	61.90	(0.43)	6.41	5.98
Year Ended June 30, 2006	56.60	(0.42)	12.23	11.81
Year Ended June 30, 2005	49.43	(0.26)	7.43	7.17
Year Ended June 30, 2004	39.94	(0.58)	10.07	9.49

AGGRESSIVE INVESTORS 2

Period Ended December 31, 2008 (Unaudited)	20.67	-	(10.88)	(10.88)
Year Ended June 30, 2008	20.05	(0.08)	1.27	1.19
Year Ended June 30, 2007	17.55	(0.07)	2.94	2.87
Year Ended June 30, 2006	14.72	(0.05)	3.22	3.17
Year Ended June 30, 2005	12.75	(0.04)	2.01	1.97
Year Ended June 30, 2004	10.28	(0.09)	2.56	2.47

ULTRA-SMALL COMPANY

Period Ended December 31, 2008 (Unaudited)	24.59	0.22	(8.72)	(8.50)
Year Ended June 30, 2008	37.65	0.03	(8.67)	(8.64)
Year Ended June 30, 2007	42.42	0.12	3.37	3.49
Year Ended June 30, 2006	38.44	(0.15)	9.23	9.08
Year Ended June 30, 2005	40.97	(0.10)	6.69	6.59
Year Ended June 30, 2004	32.93	(0.33)	13.66	13.33

ULTRA-SMALL COMPANY MARKET

Period Ended December 31, 2008 (Unaudited)	15.33	0.11	(4.71)	(4.60)
Year Ended June 30, 2008	20.36	0.14	(4.49)	(4.35)
Year Ended June 30, 2007	18.94	0.10	1.76	1.86
Year Ended June 30, 2006	16.96	0.05	2.48	2.53
Year Ended June 30, 2005	16.14	0.02	0.97	0.99
Year Ended June 30, 2004	10.98	0.02	5.16	5.18

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total returns and portfolio turnover for periods less than one year are not annualized.
(c)	Annualized for periods less than one year
(d)	Total return would have been lower had various fees not been waived during the period.

See Notes to Financial Statements

132	Semi-Annual Report | December 31, 2008 (Unaudited)

Less Distributions to Shareholders from:							Ratios & Supplemental Data
Net Realized Gain	Net Investment Income	Total Distributions	Paid in Capital from Redemption Fees(a)	Net Asset Value, End of Period	Total Return(b)		Net Assets End of Period (000’s)	Expenses Before Waivers and Reimbursements(c)	Expenses After Waivers and Reimbursements(c)	Net Investment Income (Loss) After Waivers and Reimbursements(c)	Portfolio Turnover Rate(b)

$(0.33)	$-	$(0.33)	$-	$24.95	(53.13%)		$139,650	0.52%	0.52%	0.66%	74%
(10.49)	-	(10.49)	-	53.96	3.54	%(d)	338,715	1.78%	1.78%	(1.03%)	142%
(5.98)	-	(5.98)	-	61.90	10.79%		367,958	1.72%	1.72%	(0.75%)	115%
(6.51)	-	(6.51)	-	61.90	21.79%		438,592	1.58%	1.58%	(0.69%)	128%
-	-	-	-	56.60	14.51%		368,886	1.58%	1.58%	(0.51%)	155%
-	-	-	-	49.43	23.76%		353,684	1.74%	1.74%	(1.24%)	151%

-	-	-	-	9.79	(52.64%)		376,418	1.17%	1.17%	(0.03%)	68%
(0.57)	-	(0.57)	-	20.67	5.88	%(d)	885,076	1.17%	1.17%	(0.40%)	127%
(0.37)	-	(0.37)	-	20.05	16.68%		650,939	1.22%	1.22%	(0.38%)	124%
(0.34)	-	(0.34)	-	17.55	21.65%		585,262	1.12%	1.12%	(0.26%)	89%
-	-	-	-	14.72	15.45%		156,053	1.37%	1.37%	(0.33%)	148%
-	-	-	-	12.75	24.03%		110,395	1.58%	1.58%	(1.13%)	152%

-	(0.03)	(0.03)	-	16.06	(34.56%)		59,820	1.12%	1.12%	2.14%	45%
(4.31)	(0.11)	(4.42)	-	24.59	(24.59	%)(d)	94,933	1.07%	1.07%	0.10%	102%
(8.26)	-	(8.26)	-	37.65	9.12%		137,236	1.09%	1.09%	0.31%	106%
(5.10)	-	(5.10)	-	42.42	25.58%		132,193	1.09%	1.09%	(0.37%)	101%
(9.12)	-	(9.12)	-	38.44	15.37%		110,634	1.12%	1.12%	(0.25%)	86%
(5.29)	-	(5.29)	-	40.97	40.88%		101,233	1.15%	1.15%	(0.84%)	71%

(0.89)	(0.21)	(1.10)	-	9.63	(29.81	%)(d)	323,496	0.76%	0.75%	1.63%	19%
(0.65)	(0.04)	(0.69)	0.01	15.33	(21.72	%)(d)	721,412	0.66%	0.66%	0.79%	29%
(0.37)	(0.08)	(0.45)	0.01	20.36	10.08%		1,162,416	0.67%	0.67%	0.53%	34%
(0.53)	(0.03)	(0.56)	0.01	18.94	15.13%		1,087,750	0.65%	0.65%	0.27%	27%
(0.15)	(0.03)	(0.18)	0.01	16.96	6.12%		593,883	0.73%	0.73%	0.15%	13%
(0.04)	-	(0.04)	0.02	16.14	47.41%		816,748	0.67%	0.67%	0.11%	19%

www.bridgeway.com	133

FINANCIAL HIGHLIGHTS (continued)

(for a share outstanding throughout the period indicated)

		Income from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain\ (Loss)	Total from Investment Operations

MICRO-CAP LIMITED

Period Ended December 31, 2008 (Unaudited)	$7.05	$0.04	$(2.37)	$(2.33)
Year Ended June 30, 2008	8.56	0.03	(1.53)	(1.50)
Year Ended June 30, 2007	11.10	(0.01)	(0.32)	(0.33)
Year Ended June 30, 2006	11.09	(0.13)	1.81	1.68
Year Ended June 30, 2005	10.75	(0.13)	2.45	2.32
Year Ended June 30, 2004	9.36	(0.17)	2.49	2.32

SMALL-CAP GROWTH

Period Ended December 31, 2008 (Unaudited)	13.95	0.03	(5.36)	(5.33)
Year Ended June 30, 2008	16.01	(0.03)	(2.03)	(2.06)
Year Ended June 30, 2007	14.75	(0.04)	1.30	1.26
Year Ended June 30, 2006	12.08	(0.03)	2.70	2.67
Year Ended June 30, 2005	10.84	(0.07)	1.31	1.24
Period Ended June 30, 2004(e)	10.00	(0.05)	0.89	0.84

SMALL-CAP VALUE

Period Ended December 31, 2008 (Unaudited)	15.86	0.05	(6.51)	(6.46)
Year Ended June 30, 2008	18.74	0.03	(2.91)	(2.88)
Year Ended June 30, 2007	16.02	(0.03)	2.75	2.72
Year Ended June 30, 2006	12.78	-	3.24	3.24
Year Ended June 30, 2005	10.46	(0.02)	2.34	2.32
Period Ended June 30, 2004(e)	10.00	(0.03)	0.49	0.46

LARGE-CAP GROWTH

Period Ended December 31, 2008 (Unaudited)	13.73	0.03	(5.58)	(5.55)
Year Ended June 30, 2008	14.12	0.06	(0.41)	(0.35)
Year Ended June 30, 2007	12.11	0.03	2.02	2.05
Year Ended June 30, 2006	11.00	0.04	1.07	1.11
Year Ended June 30, 2005	10.63	-	0.37	0.37
Period Ended June 30, 2004(e)	10.00	(0.01)	0.64	0.63

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total returns and portfolio turnover for periods less than one year are not annualized.
(c)	Annualized for periods less than one year
(d)	Total return would have been lower had various fees not been waived during the period.
(e)	Fund commenced operations on October 31, 2003

See Notes to Financial Statements

134	Semi-Annual Report | December 31, 2008 (Unaudited)

Less Distributions to Shareholders from:							Ratios & Supplemental Data
Net Realized Gain	Net Investment Income	Total Distributions	Paid in Capital from Redemption Fees(a)	Net Asset Value, End of Period	Total Return(b)		Net Assets End of Period (000’s)	Expenses Before Waivers and Reimbursements(c)	Expenses After Waivers and Reimbursements(c)	Net Investment Income (Loss) After Waivers and Reimbursements(c)	Portfolio Turnover Rate(b)

$-	$(0.01)	$(0.01)	$-	$4.71	(32.98%)		$25,269	1.01%	1.01%	1.41%	82%
-	(0.01)	(0.01)	-	7.05	(17.49	%)(d)	38,136	0.75%	0.75%	0.36%	147%
(2.21)	-	(2.21)	-	8.56	(3.37%)		62,244	0.84%	0.84%	(0.09%)	133%
(1.67)	-	(1.67)	-	11.10	14.72%		80,711	1.60%	1.60%	(1.05%)	125%
(1.98)	-	(1.98)	-	11.09	22.94%		66,637	1.75%	1.75%	(1.27%)	87%
(0.93)	-	(0.93)	-	10.75	24.30%		57,750	1.79%	1.79%	(1.50%)	98%

-	-	-	-	8.62	(38.21%)		82,812	0.87%	0.87%	0.60%	29%
-	-	-	-	13.95	(12.87	%)(d)	144,668	0.87%	0.87%	(0.20%)	63%
-	-	-	-	16.01	8.54%		172,395	0.92%	0.92%	(0.31%)	37%
-	-	-	-	14.75	22.10%		275,278	0.81%	0.81%	(0.19%)	41%
-	-	-	-	12.08	11.44	%(d)	55,704	1.08%	0.94%	(0.68%)	51%
-	-	-	-	10.84	8.40	%(d)	37,968	1.25%	0.94%	(0.74%)	17%

-	(0.07)	(0.07)	-	9.33	(40.70%)		161,589	0.81%	0.81%	0.82%	30%
-	-	-	-	15.86	(15.37	%)(d)	331,648	0.83%	0.83%	0.18%	73%
-	-	-	-	18.74	16.98%		280,177	0.88%	0.88%	(0.19%)	58%
-	-	-	-	16.02	25.35%		360,120	0.77%	0.77%	(0.03%)	49%
-	-	-	-	12.78	22.18	%(d)	68,545	1.07%	0.94%	(0.32%)	57%
-	-	-	-	10.46	4.60	%(d)	28,193	1.49%	0.94%	(0.42%)	21%

-	(0.07)	(0.07)	-	8.11	(40.41%)		77,777	0.76%	0.76%	0.63%	25%
-	(0.04)	(0.04)	-	13.73	(2.50	%)(d)	174,813	0.71%	0.71%	0.39%	37%
-	(0.04)	(0.04)	-	14.12	16.98%		138,138	0.78%	0.78%	0.25%	39%
-	-	-	-	12.11	10.09%		103,861	0.82%	0.82%	0.31%	26%
-	-	-	-	11.00	3.48	%(d)	42,988	1.03%	0.84%	(0.04%)	20%
-	-	-	-	10.63	6.30	%(d)	39,532	1.13%	0.84%	(0.09%)	7%

www.bridgeway.com	135

FINANCIAL HIGHLIGHTS (continued)

(for a share outstanding throughout the period indicated)

		Income from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain\ (Loss)	Total from Investment Operations

LARGE-CAP VALUE

Period Ended December 31, 2008 (Unaudited)	$13.63	$0.13	$(3.72)	$(3.59)
Year Ended June 30, 2008	17.07	0.22	(2.94)	(2.72)
Year Ended June 30, 2007	14.41	0.17	2.64	2.81
Year Ended June 30, 2006	12.70	0.17	1.69	1.86
Year Ended June 30, 2005	11.11	0.14	1.55	1.69
Period Ended June 30, 2004(e)	10.00	0.03	1.08	1.11

BLUE CHIP 35 INDEX

Period Ended December 31, 2008 (Unaudited)	7.21	0.09	(1.67)	(1.58)
Year Ended June 30, 2008	8.52	0.19	(1.39)	(1.20)
Year Ended June 30, 2007	7.21	0.16	1.26	1.42
Year Ended June 30, 2006	6.86	0.14	0.32	0.46
Year Ended June 30, 2005	7.02	0.14	(0.18)	(0.04)
Year Ended June 30, 2004	6.14	0.10	0.83	0.93

BALANCED

Period Ended December 31, 2008 (Unaudited)	12.58	0.11	(2.06)	(1.95)
Year Ended June 30, 2008	12.95	0.29	(0.49)	(0.20)
Year Ended June 30, 2007	12.65	0.28	0.44	0.72
Year Ended June 30, 2006	11.92	0.22	0.73	0.95
Year Ended June 30, 2005	11.30	0.14	0.66	0.80
Year Ended June 30, 2004	10.05	0.06	1.24	1.30

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total returns and portfolio turnover for periods less than one year are not annualized.
(c)	Annualized for periods less than one year
(d)	Total return would have been lower had various fees not been waived during the period.
(e)	Fund commenced operations on October 31, 2003

See Notes to Financial Statements

136	Semi-Annual Report | December 31, 2008 (Unaudited)

Less Distributions to Shareholders from:							Ratios & Supplemental Data
Net Realized Gain	Net Investment Income	Total Distributions	Paid in Capital from Redemption Fees(a)	Net Asset Value, End of Period	Total Return(b)		Net Assets End of Period (000’s)	Expenses Before Waivers and Reimbursements(c)	Expenses After Waivers and Reimbursements(c)	Net Investment Income (Loss) After Waivers and Reimbursements(c)	Portfolio Turnover Rate(b)

$-	$(0.23)	$(0.23)	$-	9.81	(26.36	%)(d)	$34,944	0.91%	0.84%	2.24%	24%
(0.51)	(0.21)	(0.72)	-	13.63	(16.46	%)(d)	54,144	0.80%	0.79%	1.38%	28%
-	(0.15)	(0.15)	-	17.07	19.57%		86,095	0.79%	0.79%	1.08%	34%
-	(0.15)	(0.15)	-	14.41	14.69	%(d)	87,718	0.86%	0.84%	1.18%	23%
-	(0.10)	(0.10)	-	12.70	15.22	%(d)	27,476	1.10%	0.84%	1.24%	30%
-	-	-	-	11.11	11.10	%(d)	20,598	1.52%	0.84%	0.86%	11%

-	(0.19)	(0.19)	-	5.44	(21.93	%)(d)	158,873	0.22%	0.15%	2.64%	43%
-	(0.11)	(0.11)	-	7.21	(14.28	%)(d)	250,988	0.22%	0.15%	2.35%	12%
-	(0.11)	(0.11)	-	8.52	19.81	%(d)	99,082	0.35%	0.15%	1.98%	11%
-	(0.11)	(0.11)	-	7.21	6.64	%(d)	42,471	0.47%	0.15%	1.90%	41%
-	(0.12)	(0.12)	-	6.86	(0.59	%)(d)	34,612	0.56%	0.15%	2.07%	20%
-	(0.05)	(0.05)	-	7.02	15.20	%(d)	35,960	0.58%	0.15%	1.64%	5%

(0.52)	(0.36)	(0.88)	-	9.75	(15.47%)		53,222	0.94%	0.94%	1.84%	28%
-	(0.17)	(0.17)	-	12.58	(1.57	%)(d)	75,417	0.88%	0.88%	2.23%	44%
(0.15)	(0.27)	(0.42)	-	12.95	5.87%		87,056	0.98%	0.94%	2.16%	27%
(0.11)	(0.11)	(0.22)	-	12.65	8.01%		85,340	0.94%	0.94%	1.81%	51%
(0.10)	(0.08)	(0.18)	-	11.92	7.15	%(d)	42,264	1.19%	0.94%	1.20%	126%
-	(0.05)	(0.05)	-	11.30	12.94	%(d)	23,212	1.51%	0.94%	0.60%	124%

www.bridgeway.com	137

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 (Unaudited)

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, which currently has 11 investment funds (collectively, the “Funds”): Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Large-Cap Value, Blue Chip 35 Index, and Balanced Funds.

Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share. 15,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares each have been classified into the Aggressive Investors 2 and Blue Chip 35 Index Funds. 5,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares have been classified in the Ultra-Small Company Market Fund. 10,000,000 shares have been classified in the Micro-Cap Limited Fund. 100,000,000 shares each have been classified into the Small-Cap Growth, Small-Cap Value, Large-Cap Growth, and Large-Cap Value Funds. 50,000,000 shares have been classified into the Balanced Fund. All shares outstanding currently represent Class N shares.

The Aggressive Investors 1 Fund is closed to new investors. The Ultra-Small Company Fund is open to existing investors (direct only).

All of the Funds are no-load, diversified funds.

The Aggressive Investors 1 and 2 Funds seek to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more).

The Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Small-Cap Growth, Small-Cap Value, and Large-Cap Growth Funds seek to provide a long-term total return of capital, primarily through capital appreciation.

The Blue Chip 35 Index and Large-Cap Value Funds seek to provide long-term total return of capital, primarily through capital appreciation but also some income.

The Balanced Fund seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Funds.

2 . Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America.

Securities, Options, Futures and Other Investments Valuation  Other than options, portfolio securities that are principally traded on a national securities exchange are valued at their last sale price on the principal exchange on which they are traded prior to the close of the New York Stock Exchange (“NYSE”), on each day the NYSE is open for business. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Short-term fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Options are valued at the average of the best bid and best asked quotations. Other investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

138	Semi-Annual Report | December 31, 2008 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008 (Unaudited)

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to fair valued securities for purposes of calculating the Funds’ NAVs may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Effective July 1, 2008, the Funds adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” There was no impact to the Funds’ net assets or results of operations upon adoption. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

One key component of the implementation of SFAS 157 includes the development of a three-tier fair value hierarchy. The basis of the tiers is dependant upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets
•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities maturing in sixty days or less are generally valued at amortized cost in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation inputs used to value the following Fund’s investments as of December 31, 2008:

	LEVEL 1—Quoted Prices		LEVEL 2—Other Significant Observable Inputs		Total
Bridgeway Fund	Investment Securities	Other Financial Instruments*	Investment Securities	Other Financial Instruments*	Investment Securities	Other Financial Instruments*

Aggressive Investors 1	$138,858,503	$(151,000)	-	$3,310	$138,858,503	$(147,690)
Aggressive Investors 2	375,476,058	(245,350)	$1,248,817	-	376,724,875	(245,350)
Ultra-Small Company	57,522,610		3,502,365	-	61,024,975	-
Ultra-Small Company Market	311,248,115		5,710,282	-	316,958,397	-
Micro-Cap Limited	24,756,091		196,522	-	24,952,613	-
Small-Cap Growth	82,750,876		-	13,328	82,750,876	13,328
Small-Cap Value	161,959,199		-	(22,859)	161,959,199	(22,859)
Large-Cap Growth	77,773,342		-	-	77,773,342	-
Large-Cap Value	34,864,260		24,054	-	34,888,314	-
Blue Chip 35 Index	159,004,472		-	-	159,004,472	-
Balanced	34,819,987	(1,080,663)	18,383,435	-	53,203,422	(1,080,663)

*	Other financial instruments are derivative instruments not reflected in the schedules of portfolio investments, such as futures, forwards, options written, and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

www.bridgeway.com	139

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008 (Unaudited)

Securities Lending  Upon lending its securities to third parties, the Fund receives compensation in the form of fees. The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

As of December 31, 2008, the Funds had securities on loan and related collateral with values shown below

Bridgeway Fund	Securities on Loan Value	Value of Securities Received as Collateral

Aggressive Investors 1	$38,667,815	$39,335,574
Aggressive Investors 2	$82,210,098	$85,777,485
Ultra-Small Company	$7,823,129	$8,118,071
Ultra-Small Company Market	$34,875,495	$37,861,788
Micro-Cap Limited	$3,031,379	$3,069,485
Small-Cap Growth	$24,594,643	$25,255,166
Small-Cap Value	$22,107,190	$22,526,261
Large-Cap Growth	$11,399,173	$11,620,032
Large-Cap Value	$528,625	$553,060
Blue Chip 35 Index	$10,767,911	$10,834,770
Balanced	$3,791,244	$3,878,144

It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract.

Federal Income Taxes  It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code applicable to registered investment companies and to distribute income to the extent necessary so that the Funds are not subject to federal income tax. Therefore, no federal income tax provision is required.

Use of Estimates in Financial Statements  In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties  The Funds provide for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements and financial highlights.

Security Transactions, Expenses, Gains and Losses and Allocations  Fund expenses that are not series specific are allocated to each series based upon its relative proportion of net assets to the Funds’ total net assets or other appropriate basis.

Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date. Particularly related to the Balanced Fund, discounts and premiums are accreted/amortized on the effective interest method.

140	Semi-Annual Report | December 31, 2008 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008 (Unaudited)

Futures Contracts  A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract a Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund’s exposure in these financial instruments. The Fund’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund’s activities in the futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks on a periodic basis. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of December 31, 2008, the Funds had no open futures contracts.

Options  An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in the Fund’s Schedule of Investments as an investment and subsequently marked to market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that a Fund has written is assigned, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written is assigned, the amount of the premium originally received reduces the cost of the security that the Fund purchased upon exercise of the option. Buying calls increases a Fund’s exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit a Fund’s exposure to a stock market decline. All options purchased by the Funds were listed on exchanges and considered liquid positions with readily available market quotes.

Covered Call Options and Secured Puts  The Aggressive Investors 1, Aggressive Investors 2, and Balanced Funds may write call options on a covered basis, that is, the Fund will own the underlying security, or the Fund may write secured puts. The principal reason for writing covered calls and secured puts on a security is to attempt to realize income, through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security decline. All options were listed on exchanges and considered liquid positions with readily available market quotes. As of December 31, 2008 the following funds had outstanding written options, Aggressive Investors 1, Aggressive Investor 2 and Balanced Funds.

A summary of the options transactions written by each of the Funds is as follows:

	Aggressive Investors 1 Fund Written Call Options		Aggressive Investors 1 Fund Written Put Options
	Contracts	Premiums	Contracts	Premiums

Outstanding, June 30, 2008	-	$-	-	$-
Positions Opened	3,924	3,677,260	500	65,805
Exercised	-	-	(500)	(65,805)
Expired	(1,040)	(674,494)	-	-
Closed	(2,684)	(2,836,017)	-	-

Outstanding, December 31, 2008	200	$166,749	-	$-

Market Value, December 31, 2008		$151,000		$-

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008 (Unaudited)

	Aggressive Investors 2 Fund Written Call Options
	Contracts	Premiums

Outstanding, June 30, 2008	-	$-
Positions Opened	4,900	4,473,880
Exercised	-	-
Expired	(1,291)	(648,216)
Closed	(3,289)	(3,555,326)

Outstanding, December 31, 2008	320	$270,338

Market Value, December 31, 2008		$245,350

	Balanced Fund Written Call Options		Balanced Fund Written Put Options
	Contracts	Premiums	Contracts	Premiums

Outstanding, June 30, 2008	4,223	$729,973	1,695	$594,878
Positions Opened	9,454	2,591,545	5,973	1,767,335
Exercised	(1,005)	(142,073)	(2,345)	(861,685)
Expired	(7,413)	(1,944,785)	(1,295)	(381,795)
Closed	(884)	(223,992)	(2,137)	(648,690)

Outstanding, December 31, 2008	4,375	$1,010,668	1,891	$470,043

Market Value, December 31, 2008		$921,230		$159,433

Swaps.  Each Fund may enter into total return swaps. Total return swaps are agreements that provide a Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specified rate. The difference in the value of these income streams is recorded daily by the Funds, and is settled in cash monthly. The fee paid by a Fund will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. In addition, if the underlying asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the underlying asset does not perform as anticipated by the Adviser. A Fund may use its own net asset value as the underlying asset in a total return swap. This strategy serves to reduce cash drag (the impact of cash on a Fund’s overall return) by replacing it with the impact of market exposure based upon the Fund’s own investment holdings. The following total return swaps were open as of December 31, 2008:

Portfolio	Swap Counterparty	Notional Principal	Maturity Date	Net Unrealized Gain\(Loss)

Small-Cap Growth	ReFlow Management Co.	229,267	January 1, 2009	$13,328

Indemnification  Under Bridgeway’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

142	Semi-Annual Report | December 31, 2008 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008 (Unaudited)

3.	Management Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into management agreements with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee pursuant to each Fund’s management agreement, as described below.

Aggressive Investors 1:  A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

The Performance Adjustment equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of –0.70% to a maximum of +0.70%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Aggressive Investors 2:  A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million, 0.85% from $500 million to $1 billion, and 0.80% over $1 billion.

The Performance Adjustment equals 2.00% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.30% to a maximum of +0.30%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Ultra-Small Company:  The Fund pays management fees based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The management fees are computed daily and are payable monthly. However, during any period that the Fund’s net assets range from $27,500,000 to $55,000,000, the advisory fee will be determined as if the Fund had $55,000,000 under management. This is limited to a maximum annualized expense ratio of 1.49% of average net assets.

Ultra-Small Company Market:  The Fund’s management fee is a flat 0.50% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Micro-Cap Limited:  A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. However, during any quarter that the Fund’s net assets range from $27,500,000 to $55,000,000, the advisory fee will be determined as if the Fund had $55,000,000 under management. This is limited to a maximum annualized expense ratio of 1.49% of the net assets in the quarter the advisory fee is determined.

The Performance Adjustment equals 2.87% times the difference in cumulative total return between the Fund and the CRSP Cap-based Portfolio 9 Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of –0.70% to a maximum of +0.70%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Small-Cap Growth and Small-Cap Value:  A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.60% of the value of the Fund’s average daily net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008 (Unaudited)

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 2000 Growth Index for Small-Cap Growth Fund and the Russell 2000 Value Index for Small-Cap Value Fund, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Large-Cap Growth and Large-Cap Value:  A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.50% of the value of the Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 1000 Growth Index for Large-Cap Growth Fund and the Russell 1000 Value Index for the Large-Cap Value Fund, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Blue Chip 35 Index:  The Fund’s management fee is a flat 0.08% of the value of the Fund’s average daily Net Assets, computed daily and payable monthly.

Balanced:  The Fund’s management fee is a flat 0.60% of the value of the Funds average daily Net Assets, computed daily and payable monthly.

Expense limitations:  At a special meeting on March 31, 2005, shareholders of the Funds approved amendments to the Management Agreements detailing expense limitations. The Adviser agrees to reimburse the Funds for operating expenses and management fees above the expense limitations, which are shown as a ratio of net expenses to average net assets, for each Fund, for the period ended December 31, 2008. All expense limitations and total reimbursements for the period ended December 31, 2008, are shown below.

Bridgeway Fund	Expense Limitation	Total Waivers and Reimbursements for Period Ending 12/31/08

Aggressive Investors 1	1.80%	$-
Aggressive Investors 2	1.75%	-
Ultra-Small Company	2.00%	-
Ultra-Small Company Market	0.75%	15,417
Micro-Cap Limited	1.85%	-
Small-Cap Growth	0.94%	-
Small-Cap Value	0.94%	-
Large-Cap Growth	0.84%	-
Large-Cap Value	0.84%	16,533
Blue Chip 35 Index	0.15%	74,986
Balanced	0.94%	-

Other Related Party Transactions:  The Adviser entered into an Administrative Services Agreement with Bridgeway Funds pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the SEC; (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain recordkeeping services. For its services to the Funds, the Adviser is paid an aggregate annual fee of $635,000 payable in equal monthly installments.

144	Semi-Annual Report | December 31, 2008 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008 (Unaudited)

One director of the Funds, John Montgomery, is an owner and director of the Adviser. Another director of the Fund, Michael Mulcahy, is an executive and director of the Adviser. Under the 1940 Act, each is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of the Funds. Compensation for Mr. Montgomery and Mr. Mulcahy is borne by the Adviser rather than the Funds.

Board of Directors Compensation  Independent Directors are paid an annual retainer of $8,000 with an additional retainer of $2,500 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. Independent Director meeting fees are $6,000 per meeting.

The Independent Directors receive this compensation in the form of shares of Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. During the period ended December 31, 2008, total reimbursements made, across all of the Funds, was $3,028. The amount of directors’ fees attributable to each Fund is disclosed in the Statements of Operations.

4. Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares pursuant to a restated and amended Distribution Agreement dated July 1, 2007. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Bridgeway Fund for the fiscal period ended December 31, 2008 were as follows:

	Purchases		Sales
Bridgeway Fund	U.S. Government	Other	U.S. Government	Other

Aggressive Investors 1	-	$177,463346	-	$166,354,685
Aggressive Investors 2	-	$444,442,301	-	$403,322,954
Ultra-Small Company	-	$33,237,785	-	$36,267,120
Ultra-Small Company Market	-	$294,786,234	-	$88,975,498
Micro-Cap Limited	-	$26,078,284	-	$25,888,673
Small-Cap Growth	-	$36,350,554	-	$33,205,996
Small-Cap Value	-	$106,301,429	-	$74,061,539
Large-Cap Growth	-	$51,501,367	-	$34,439,135
Large-Cap Value	-	$15,980,740	-	$10,527,855
Blue Chip 35 Index	-	$126,958,648	-	$90,934,591
Balanced	$498,518	$14,884,381	$1,787,188	$22,850,218

6. Federal Income Taxes

Unrealized Appreciation and Depreciation on Investments (Tax Basis)  The amount of net unrealized appreciation/depreciation and the cost of investment securities for tax purposes, including short-term securities at December 31, 2008, were as follows:

	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company
As of December 31, 2008
Gross appreciation (excess of value over tax cost)	$3,417,382	$8,358,642	$6,936,596
Gross depreciation (excess of tax cost over value)	(66,933,771)	(196,402,393)	(23,659,443)

Net unrealized appreciation (depreciation)	$(63,516,389)	$(188,043,751)	$(16,722,847)

Cost of investments for income tax purposes	$202,227,202	$564,523,276	$77,747,822

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008 (Unaudited)

	Ultra-Small Company Market	Micro-Cap Limited	Small-Cap Growth	Small-Cap Value
As of December 31, 2008
Gross appreciation (excess of value over tax cost)	$73,153,445	$2,647,705	$6,901,306	$14,145,956
Gross depreciation (excess of tax cost over value)	(96,587,505)	(7,146,761)	(29,130,079)	(70,073,404)

Net unrealized appreciation (depreciation)	$(23,434,060)	$(4,499,056)	$(22,228,773)	$(55,927,448)

Cost of investments for income tax purposes	$340,392,457	$29,451,669	$104,992,977	$217,863,788

	Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index	Balanced
As of December 31, 2008
Gross appreciation (excess of value over tax cost)	$3,716,897	$2,889,668	$3,949,251	$5,041,081
Gross depreciation (excess of tax cost over value)	(37,077,705)	(5,573,616)	(48,145,780)	(11,924,676)

Net unrealized appreciation (depreciation)	$(33,360,808)	$(2,683,948)	$(44,196,529)	$(6,883,595)

Cost of investments for income tax purposes	$111,134,150	$37,572,262	$203,201,001	$59,006,354

The differences between book and tax net unrealized appreciation are primarily due to wash sale loss deferrals.

Classifications of Distributions  Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of net operating losses and certain expenses.

The tax character of the distributions paid by the Funds during the last two fiscal years ended June 30, 2008 and June 30, 2007, respectively are as follows:

	Aggressive Investors 1		Aggressive Investors 2
	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007
Distributions paid from:
Long Term Capital Gain	$59,135,745	$38,922,847	$21,016,161	$12,277,639

Total	$59,135,745	$38,922,847	$21,016,161	$12,277,639

	Ultra-Small Company		Ultra-Small Company Market
	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007
Distributions paid from:
Ordinary income	$394,104	$1,877,630	$2,258,281	$4,933,248
Long Term Capital Gain	15,085,219	23,500,754	34,714,496	22,318,728

Total	$15,479,323	$25,378,384	$36,972,777	$27,251,976

146	Semi-Annual Report | December 31, 2008 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008 (Unaudited)

	Micro-Cap Limited		Large-Cap Growth
	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007
Distributions paid from:
Ordinary income	$99,874	$1,475	$501,206	$357,354
Long Term Capital Gain	-	14,953,926	-	-

Total	$99,874	$14,955,401	$501,206	$357,354

	Large-Cap Value		Blue Chip 35 Index
	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007
Distributions paid from:
Ordinary income	$935,266	$819,616	$2,216,904	$1,021,236
Long Term Capital Gain	2,259,546	-	-	-

Total	$3,194,812	$819,616	$2,216,904	$1,021,236

	Balanced
	Year Ended June 30, 2008	Year Ended June 30, 2007
Distributions paid from:
Ordinary income	$1,132,035	$2,182,831
Long Term Capital Gain	-	719,840

Total	$1,132,035	$2,902,671

At June 30, 2008, the Funds had available for tax purposes, capital loss carryovers as follows:

	Ultra-Small Company	Micro-Cap Limited	Small-Cap Growth	Small-Cap Value
Expiring 6/30/2013	-	-	-	$948,551
6/30/2015	-	$1,910,229	$9,909,411	-
6/30/2016	$3,822,016	1,720,318	-	1,491,117

	Large-Cap Growth	Blue Chip 35 Index	Balanced
Expiring 6/30/2009	-	$100,306	-
6/30/2010	-	429,064	-
6/30/2011	-	337,509	-
6/30/2012	-	327,296	-
6/30/2013	$2,323,531	282,192	-
6/30/2014	2,412,639	402,963	-
6/30/2015	-	418,882	$21,741
6/30/2016	1,302,044	31,461	-

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008 (Unaudited)

Components of Net Assets (Tax Basis)  As of June 30, 2008, the components of net assets on a tax basis were:

	Aggressive Investors 1	Aggressive Investors 2		Ultra-Small Company
Accumulated net investment income (loss)	$-	$-		$113,762
Accumulated net realized gain (loss) on investments	1,868,083	(15,315,025	)*	(7,037,178)*
Net unrealized appreciation/depreciation of investments	76,233,001	172,856,316		4,032,073

Total	$78,101,084	$157,541,291		$(2,891,343)

	Ultra-Small Company Market	Micro-Cap Limited		Small-Cap Growth
Accumulated net investment income (loss)	$6,894,753	$76,496		$-
Accumulated net realized gain (loss) on investments	28,745,392	(5,808,865	)*	(9,909,411)
Net unrealized appreciation/depreciation of investments	124,907,651	2,801,384		22,316,646
Other book/tax differences	-	-		(346)

Total	$160,547,796	$(2,930,985)		$12,406,889

	Small-Cap Value	Large-Cap Growth		Large-Cap Value
Accumulated net investment income (loss)	$293,980	$289,288		$365,278
Accumulated net realized gain (loss) on investments	(10,436,449)*	(8,093,563	)*	(1,229,330)*
Net unrealized appreciation/depreciation of investments	40,626,453	22,773,518		7,198,981
Other book/tax differences	(346)	(340)		(340)

Total	$30,483,638	$14,968,903		$6,334,589

	Blue Chip 35 Index	Balanced
Accumulated net investment income (loss)	$2,911,094	$1,415,470
Accumulated net realized gain (loss) on investments	(2,696,383)*	(21,743)
Net unrealized appreciation/depreciation of investments	(25,690,557)	4,984,509

Total	$(25,475,846)	$6,378,236

*	Includes losses incurred in the period November 1, 2007 through June 30, 2008 which the Fund has elected to defer to its period ending June 30, 2009. Post October Losses—Under current tax law, capital losses realized after October 31 of a Fund’s period may be deferred and treated as occurring on the first business day of the following period for tax purposes. The Aggressive Investors 2 Fund, The Ultra-Small Company Fund, The Micro-Cap Limited Fund, The Small-Cap Value Fund, The Large-Cap Growth Fund, The Large-Cap Value Fund and The Blue-Chip 35 Index Fund had deferred post October losses of $15,315,025, $3,215,162, $2,178,318, $7,996,781, $2,055,350, $1,229,330, and $366,710 respectively.

At December 31, 2008 the Funds did not record any liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

7. Bank Borrowings

Certain Bridgeway Funds established a line of credit agreement (“Facility”) with PNC Bank, N.A. (the “Bank” or “Lender”) which matures on October 6, 2009 and is renewable annually at the Bank’s option, to be used for temporary or emergency purposes, primarily for financing redemption payments. Any and all advances under this Facility would be at the sole discretion of the Lender based on the merits of the specific transaction. Advances under the Facility are limited to $5,000,000 in total for all Funds (except Aggressive Investors 1 and Aggressive Investors 2 Funds), or 33 1/3% of a Fund’s net assets. Borrowings under the line of credit bear interest based on the Lender’s Prime Rate. Principal is due fifteen days after each advance and at maturity. Interest is payable monthly in arrears. No Fund had borrowings under the Facility during the fiscal period ended December 31, 2008.

148	Semi-Annual Report | December 31, 2008 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008 (Unaudited)

During the fiscal period ended December 31, 2008 each of the Funds engaged in short-term borrowings from PFPC Trust Company, the Funds’ Custodian. Interest on the borrowings was charged at 1.25 times the Federal Fund Rate. The average daily loan balance during the period for which loans were outstanding and the weighted average interest rate was:

Bridgeway Fund	Average Borrowing	Average Rate

Aggressive Investors 1	$(1,042,848)	1.75%
Aggressive Investors 2	(5,286,037)	1.37
Ultra-Small Company Market	(4,411,054)	1.38
Micro-Cap Limited	(281,441)	1.74
Small-Cap Growth	(887,103)	1.23
Small-Cap Value	(1,653,781)	0.92
Large-Cap Growth	(1,648,978)	1.00
Large-Cap Value	(260,325)	1.92
Blue Chip 35 Index	(2,175,604)	1.27
Balanced	(1,115,684)	0.90

8. Redemption Fees:

In Ultra-Small Company Market Fund a 2.00% redemption fee may be charged on shares held less than six months or for redemptions in a down market, subject to a maximum combined redemption fee of 2%. In Blue Chip 35 Index Fund a 1.00% redemption fee may be charged on redemptions in a down market.

At a Board Meeting held on August 15, 2008, the Board of Directors elected to eliminate the redemption fee for redemptions in a down market for both the Ultra-Small Company Market Fund and Blue Chip 35 Index Fund effective October 31, 2008.

9. New Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”). SFAS No. 161 is effective for periods and interim periods beginning after November 15, 2008. SFAS No. 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS No. 161 will have, if any, on the Funds’ financial statements and related disclosures.

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OTHER INFORMATION

December 31, 2008 (Unaudited)

1. Proxy Voting

Fund policies and procedures used in determining how to vote proxies relating to Funds’ securities and a summary of proxies voted by the Funds for the period ended June 30, 2008 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

2. Fund Holdings

The complete schedules of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual shareholder reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

150	Semi-Annual Report | December 31, 2008 (Unaudited)

DISCLOSURE OF FUND EXPENSES

December 31, 2008 (Unaudited)

As a shareholder of a Fund, you will not incur sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are no exchange fees. Shareholders are subject to redemption fees on the Ultra-Small Company Market and Blue Chip 35 Index Funds under certain circumstances. However, as a shareholder of the Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2008 and held until December 31, 2008.

Actual Return.  The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide you’re account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical 5% Return.  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear In the shareholder reports of other funds. The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 7/1/08	Ending Account Value at 12/31/08	Expense Ratio	Expense Paid During Period* 7/1/08 - 12/31/08

Bridgeway Aggressive Investors 1

Actual Fund Return	$1,000.00	$468.70	0.52%	$1.93
Hypothetical Fund Return	$1,000.00	$1,022.28	0.52%	$2.65

Bridgeway Aggressive Investors 2

Actual Fund Return	$1,000.00	$473.60	1.17%	$4.35
Hypothetical Fund Return	$1,000.00	$1,019.10	1.17%	$5.95

Bridgeway Ultra Small Company Fund

Actual Fund Return	$1,000.00	$654.40	1.12%	$4.67
Hypothetical Fund Return	$1,000.00	$1,019.35	1.12%	$5.70

Bridgeway Ultra Small Company Market Fund

Actual Fund Return	$1,000.00	$701.90	0.75%	$3.22
Hypothetical Fund Return	$1,000.00	$1,021.22	0.75%	$3.82

Bridgeway Micro-Cap Limited Fund

Actual Fund Return	$1,000.00	$670.20	1.01%	$4.25
Hypothetical Fund Return	$1,000.00	$1,019.91	1.01%	$5.14

Bridgeway Small-Cap Growth Fund

Actual Fund Return	$1,000.00	$617.90	0.87%	$3.55
Hypothetical Fund Return	$1,000.00	$1020.61	0.87%	$4.43

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DISCLOSURE OF FUND EXPENSES (continued)

December 31, 2008 (Unaudited)

	Beginning Account Value at 7/1/08	Ending Account Value at 12/31/08	Expense Ratio	Expense Paid During Period* 7/1/08 - 12/31/08

Bridgeway Small-Cap Value Fund

Actual Fund Return	$1,000.00	$593.00	0.81%	$3.25
Hypothetical Fund Return	$1,000.00	$1,020.92	0.81%	$4.13

Bridgeway Large-Cap Growth Fund

Actual Fund Return	$1,000.00	$595.90	0.76%	$3.06
Hypothetical Fund Return	$1,000.00	$1021.17	0.76%	$3.87

Bridgeway Large-Cap Value Fund

Actual Fund Return	$1,000.00	$736.40	0.84%	$3.68
Hypothetical Fund Return	$1,000.00	$1,020.77	0.84%	$4.28

Bridgeway Blue Chip 35 Index Fund

Actual Fund Return	$1,000.00	$780.70	0.15%	$0.67
Hypothetical Fund Return	$1,000.00	$1,024.24	0.15%	$0.77

Bridgeway Balanced Fund

Actual Fund Return	$1,000.00	$845.30	0.94%	$4.37
Hypothetical Fund Return	$1,000.00	$1,020.26	0.94%	$4.79

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

152	Semi-Annual Report | December 31, 2008 (Unaudited)

BRIDGEWAY FUNDS, INC.

Citi Fund Services, LLC

PO Box 182218

Columbus, OH 43218-2218

(713) 661-3500 (800)-661-3550

CUSTODIAN

PNC Global Investment Services

8800 Tinicum Blvd., 4th Floor

Philadelphia, PA 19153

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can review and copy information about our Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds is also available on the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102 or by sending an electronic request to the following email address: publicinfo@sec.gov

185-SR-1208

Item 2. Code of Ethics.

Not applicable

Item 3. Audit Committee Financial Expert.

Not applicable

Item 4. Principal Accountant Fees and Services.

Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)Schedule of investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b)The Registrant made no divestments of securities in accordance with section 13(a) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)

Not applicable

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) BRIDGEWAY FUNDS, INC.

By (Signature and Title)*/s/ Michael D. Mulcahy

Michael D. Mulcahy

President and Principal Executive Officer

Date 3/5/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*/s/ Michael D. Mulcahy

Michael D. Mulcahy

President and Principal Executive Officer

Date 3/5/2009

By (Signature and Title)*/s/ Linda Giuffre

Linda Giuffre

Treasurer and Principal Financial Officer

Date 3/5/2009